UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2010

Item 1. Report to Stockholders.


Calvert Social Investment Fund

Semi-Annual Report
March 31, 2010

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TABLE OF CONTENTS
4	President's Letter
7	SRI Update
10	Money Market Portfolio Management Discussion
13	Balanced Portfolio Management Discussion
18	Bond Portfolio Management Discussion
23	Equity Portfolio Management Discussion
28	Enhanced Equity Portfolio Management Discussion
33	Shareholder Expense Example
38	Statements of Net Assets
76	Notes to Statements of Net Assets
82	Statements of Operations
84	Statements of Changes in Net Assets
93	Notes to Financial Statements
107	Financial Highlights
127	Explanation of Financial Tables
129	Proxy Voting and Availability of Quarterly Portfolio Holdings
129	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

SRI Update
from the Calvert Sustainability Research Department

Calvert continues to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term value and are even more important during this period of recovery from the financial crisis of 2008 and 2009. We've also had unprecedented opportunities to help create new policies in these areas--and make sure the voices of our shareholders are heard loud and strong.

Financial Reform

The financial crisis of the past two years has revealed a number of critical issues and risks that need to be addressed if we are to prevent a repeat experience in the future. Calvert has been working to promote financial reform at the regulatory and legislative level--particularly to fortify the regulatory framework, strengthen consumer protections, and promote more responsible corporate governance.

One such area of financial reform relating to consumer protection is bank overdraft fee practices. We are leading an informal investor coalition that has engaged companies, supported legislation in Congress, and submitted comments to the Federal Reserve calling for changes in how banks provide short-term loans to consumers. We also filed shareholder resolutions calling on BB&T and Capital One to report to shareholders about their overdraft policies and practices, with an eye toward getting them to identify those that are abusive and predatory.

Other Shareholder Advocacy

For the 2010 proxy season, Calvert filed or co-filed 42 resolutions, focusing on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. To date, 26 resolutions have been withdrawn after companies agreed to address our concerns.

Say on Pay

It's particularly notable that we were able to successfully withdraw our "say on pay" resolutions at JPMorgan Chase, American Express, and Morgan Stanley after each agreed to hold a referendum on their compensation practices as part of the proxy statements for their 2010 annual meetings.

"Say on Pay" resolutions have become increasingly common since the financial crisis and bailout focused scrutiny on executive compensation and bonuses. Recipients of Troubled Asset Relief Program funding were required to implement advisory votes on executive pay, but those requirements end when companies repay their obligations. However, we are also working to persuade legislators to pass a bill that requires every publicly owned company to establish an annual advisory vote on pay.

Climate Change

Through participation in the Investor Network on Climate Risk and company dialogues, we have stepped up our support for incentives that will encourage companies to reduce carbon emissions. Calvert also met with several Securities and Exchange Commission (SEC) commissioners about providing interpretive guidance on how corporations should disclose greenhouse gas emissions data and present their analysis of climate risks and opportunities in filings. The SEC subsequently voted 3-2 to approve the measure, which is a major step toward increasing transparency on these issues.

Board Diversity

We were also pleased to see the SEC approve requirements for companies to disclose whether they consider diversity in identifying board director nominees. Public companies must also say if they have a stated policy to this effect and, if they do, they must also disclose how the policy is implemented and its effectiveness measured. Calvert helped lead efforts in favor of this requirement and, in fact, our comments are cited six times in the final SEC rule.

Calvert published a corporate board diversity disclosure scorecard that outlines how companies in the Russell 1000 Index have responded to the new disclosure requirements and analyzes any progress between disclosures made in 2009 and 2010. So far, we are pleased to see that a few companies provide previously unreleased information on the gender and racial make-up of their directors as well as statements about the value of diversity. However, we are disappointed that so few companies have a formal policy on director diversity.

The Women's Principles

Calvert continues to work with the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) to create an international framework for the Calvert Women's Principles® (CWP). In March, this resulted in the launch of the Women's Empowerment Principles, which are based on the CWP. The launch event also honored International Women's Day by bringing together a variety of organizations to further explore how corporations in every industry and region around the world can apply these Principles.

We are also working with the Global Reporting Initiative Gender Working Group to update the G3 Guidelines to better address gender-related issues in sustainability reporting. Also the Gender Equality Principles Initiative--a partnership between the San Francisco Department on the Status of Women, Calvert, and Verité--launched a new website in March to provide companies with tools and resources to improve gender equality from the factory floor to the boardroom.

Other accomplishments include:

After three years of asking Allergan to provide annual updates on its efforts to eliminate the use of animals in Botox® safety testing, the company announced in January that it has cut animal use in its testing protocol by 78%. While we would prefer a 100% reduction, we believe this dramatic cut indicates a serious commitment to this goal.

Calvert has also been working on several fronts to help companies ensure that minerals in their electronics components are not fueling the war in the Democratic Republic of the Congo. More than five million lives have been lost and countless women and children victimized by brutal sexual violence in the Congo as armed groups fight for control of some of the richest deposits of tin, tantalum, tungsten, and gold in the world.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

One example of those supported by the Foundation's work is Alice, a 33-year old Kenyan woman with a large family who lost almost everything to political violence in 2008. However, a small loan from the Kenya Women's Finance Trust has enabled Alice to set up a small shop that provides for her family and sends her children to school.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One new addition was IGNIA Fund I, LP, a venture capital fund that invests in commercially promising businesses that improve the lives of those at the bottom of the socioeconomic pyramid. The Obama administration recently recognized IGNIA for its role in testing an innovative social impact star rating system that allows investors to better compare investment opportunities and helps channel more capital to higher-impact investments.

Also, a larger firm acquired Neodiagnostix--a special equities holding that provides innovative non-invasive tests for cervical cancer--during the reporting period, which provided a nice return for investors.2

1. As of March 31, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 1.07%, CSIF Bond Portfolio 0.35%, CSIF Equity Portfolio 0.50%, Calvert Capital Accumulation Fund 1.35%, Calvert World Values International Equity Fund 1.14%, Calvert New Vision Small Cap Fund 1.34%, and Calvert Large Cap Growth Fund 0.38%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of March 31, 2010, Ignia Fund I, LP represented 0.02% of Calvert Large Cap Growth Fund; Neodiagnostix represented 0.02% of CSIF Equity Portfolio. All holdings are subject to change without notice.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: BB&T represented 0.31% of Calvert Social Index Fund. Capital One represented 0.26% of Calvert Social Index Fund, 0.69% of CSIF Enhanced Equity Portfolio, 0.64% of CSIF Balanced Portfolio, and 1.38% of CSIF Bond Portfolio. JPMorgan Chase represented 0.69% of CSIF Balanced Portfolio, 2.69% of CSIF Bond Portfolio, 2.50% of Calvert Social Index Fund and 3.16% of CSIF Enhanced Equity Portfolio. American Express represented 0.14% of CSIF Balanced Portfolio, 1.72% of CSIF Enhanced Equity Portfolio and 0.61% of Calvert Social Index Fund. Morgan Stanley represented 0.91% of Calvert Large Cap Value Fund. Allergan represented 1.15% of CSIF Equity Portfolio, 1.76% of Calvert Large Cap Growth Fund and 0.28% of Calvert Social Index Fund.

All holdings are subject to change without notice.

Portfolio
Management
Discussion

Thomas A. Dailey of Calvert Asset Management
Company

Performance

For the six-month period ended March 31, 2010, CSIF Money Market Portfolio returned 0.004%, slightly underperforming the 0.02% return of the Lipper Money Market Funds Average. The Federal Reserve continues to keep short-term interest rates at historically low levels.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of recovery. Government stimulus and inventory restocking helped gross domestic product (GDP) grow at an annualized rate of 5.6% during the fourth

Total return assumes reinvestment of dividends. The performance data shown represents past performance and does not guarantee future results. Investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Fund/portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund/Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund/Portfolio. Visit www.calvert.com for current performance data.

Money Market Portfolio Statistics
March 31, 2010
Investment Performance
(Total Return)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Money Market Portfolio	0.004%	0.20%
Lipper Money Market Funds Avg.	0.02%	0.07%

Maturity Schedule

	Weighted Average
	3/31/10	9/30/09
	33 days	47 days

Average Annual Total Returns
One year	0.20%
Five year	2.77%
Ten year	2.45%

7-Day Simple/Effective Yield
7-day simple yield	0.01%
7-day effective yield	0.01%

Investment Allocation	% of Total Investments
Variable Rate Demand Notes	72.7%
U.S. Government Agencies and Instrumentalities	23.8%
Commercial Paper	2.9%
Certificates of Deposit	0.2%
Time Deposit	0.2%
Loans and Deposit Receipts Guaranteed by U.S. Government Agencies	0.2%
Total	100%

quarter of 2009. However, economists1 expected to see economic growth fall to 2.9% during the first quarter of 2010. If this estimate is accurate, average GDP growth for the reporting period will be 4.3%.

Consumer price inflation was quite low during the reporting period. From October 2009 through February 2010, the headline consumer price index inflation rate was 1.9% and the core rate was 0.6%. The labor market remained quite weak, with the unemployment rate near 10% for much of the period. In March, the unemployment rate was 9.7%.

Amid evidence of economic growth, but with a poor labor market and very low inflation, the Federal Reserve (Fed) held the target federal funds rate near zero percent. The Fed stated that it expected the target rate to remain low for an "extended period." In addition, during the past six months, Fed officials developed and began to implement a strategy to exit its accommodative monetary policy.

Investors appeared to become less risk-averse during the reporting period. Facing low returns on the safest and most liquid investments--such as government bonds and money-market securities--investors generally seemed to search for higher yields. Troubles in the euro-zone debt market occasionally rattled investors and may have created the perception that U.S. markets were a safer haven. In general, investors did not seem to focus on the potential effects of eventual Fed interest-rate hikes.

Investors' pursuit of higher returns helped riskier markets outperform, in general, while more conservative markets tended to lag during the reporting period. Stocks, commodities, and corporate debt markets rallied, and price volatility dropped. Corporate bond yield spreads, which measure differences in the yields of corporate and Treasury bonds that have comparable maturities, narrowed. Corporate treasurers responded by issuing a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield.

Government bond yields rose amid heavy U.S. Treasury debt issuance. The yield on the benchmark 10-year Treasury note rose 0.52 percentage points to finish the six-month period at 3.83%. With the Fed on hold, money-market rates were nearly unchanged over the reporting period, and the yield on three-month Treasury bills ended the period at 0.16%.

Outlook

Looking ahead, we expect the economy to grow in 2010. Excess household debt and a weak labor market, however, are likely to slow the rate of growth, which may lag the average pace of past recoveries. To date, the Fed has closed its emergency liquidity and lending facilities and ended its massive purchases of government-guaranteed debt. Next, it will temporarily drain some of the $1 trillion excess from the banking system. We expect that the Fed will be able to accomplish this without raising target interest rates, at least initially, and we would not be surprised if the Fed does not hike rates in 2010.

Central banks around the world, including the Fed, are running extremely easy monetary policies with rock-bottom interest rates. In response, many investors are hunting far and wide for returns and taking on greater risk. This pattern is reminiscent of the mid-1990s. As we observe the effects of low interest rates, even for the riskiest borrowers, we are prone to be more conservative in our credit and interest-rate risk analysis.

Sovereign credit risk in the form of downgrades to debt issued by Greece and other European countries is another factor that we will continue to consider going forward. Investors seem somewhat unconvinced that Greece and other debt-ridden economies, including Spain, Ireland, Italy, and Portugal, will succeed in reducing their bloated deficits.

April 2010

1. Wall Street Journal Economic Forecasting Survey of March 2010

Balanced Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	8.00%	33.48%
Class B	7.43%	32.06%
Class C	7.53%	32.24%
Class I	8.31%	34.18%
Russell 1000 Index**	12.11%	51.60%
Balanced Composite Benchmark	8.60%	39.29%
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	8.06%	40.02%

Ten Largest Long-Term Holdings
	% of Net Assets
Hewlett-Packard Co.	1.6%
EMC Corp.	1.6%
Express Scripts, Inc.	1.6%
eBay, Inc.	1.5%
Nike, Inc. Class B	1.5%
Cisco Systems, Inc.	1.5%
General Mills ,Inc/	1.5%
EOG Resources, Inc.	1.5%
Danaher Corp.	1.4%
International Business Machines Corp.	1.4%
Total	15.1%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**In December 2009 the Fund changed its broad-based benchmark to the Russell 1000 Index from the Calvert Balanced Composite Benchmark Blend (the "Balanced Composite Benchmark"), 60% of which is comprised of the Russell 1000 Index and 40% of which is comprised of the Barclays Capital U.S. Credit Index, in order to adopt an index that is not blended. The Fund also continues to show the Balanced Composite Benchmark because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President, Chief Investment Officer - Equities of Calvert Asset Management Company

Performance

CSIF Balanced Portfolio Class A shares (at NAV) produced a total return of 8.00% for the six-month period ended March 31, 2010. The Portfolio's benchmark, the Russell 1000 Index, returned 12.11% for the period.

While the benchmark consists of large- and mid-cap U.S. common stocks, the Portfolio invests in both stocks and bonds, with a generally consistent weighting of 60% to stocks and 40% to bonds. A blend of the Russell 1000 Index for stocks and the Barclays Capital U.S. Credit Index for bonds, which better reflects the nature of the Portfolio, returned 8.60% for the reporting period.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of slow, and at times uneven, recovery--buoyed by government stimulus and inventory restocking. However, persistently high unemployment, continued weakness in residential and commercial real estate markets, and somewhat wary consumers have limited the upside of this recovery.

Balanced Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	27.11%
Five year	0.72%
Ten year	0.27%

Class B Shares
One year	27.06%
Five year	0.51%
Ten year	-0.25%

Class C Shares
One year	31.24%
Five year	0.77%
Ten year	-0.21%

Balanced Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares*
One year	34.18%
Five year	2.23%
Ten year	1.17%

Asset Allocation	% of Total Investments
Equity Investments	60%
Bonds	32%
Cash & Cash Equivalents	8%
100%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.31%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Consumer price inflation was quite low during the reporting period as the Federal Reserve (Fed) held the target federal funds rate near 0% and indicated that they would keep it low for an "extended period." Yet Fed officials also developed and began to implement an exit strategy for its stimulative policies.

Overall, investors became less risk-averse and started searching for higher yields during the period. As a result, riskier markets such as stocks, commodities, and corporate debt

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

rallied, and price volatility dropped, while more conservative markets generally lagged.

In the U.S. equity market, the Russell 1000 Index gained 12.11% and was edged out by both the Russell Mid Cap Index's return of 15.01% and the 13.07% return of the Russell 2000 Index, a measure of small-cap stocks. Large-cap growth stocks outperformed large-cap value stocks for the period, while value held a slight advantage among small- and mid-cap stocks.

The pursuit of higher returns narrowed the yield spread between corporate bonds and Treasury bonds with comparable maturities. As a result, companies issued a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield. The U.S. Treasury also issued a lot of debt, which drove up government bond yields. However, the yield increases were not proportionate across the spectrum of Treasury maturities--the yield on the two-year Treasury note rose by 0.07 percentage points during the six-month period while the yield on the 30-year Treasury bond increased by 0.66 percentage points.

Portfolio Strategy

Equities

The Portfolio's stock allocation performed roughly in line with the Russell 1000 Index over the six-month period. Sector weighting decisions contributed to performance, particularly the overweights to the Information Technology and Consumer Discretionary sectors--two of the better-performing sectors in the Index--and underweights to the Energy and Utilities sectors, which were two of the poorer-performing sectors in the Index.

Stock selection results produced an offsetting drag on performance as strong selection in the Energy sector was hampered by weak selection in the Consumer Discretionary sector.

Bonds

The bond portion of the Portfolio performed roughly in line with the Barclays Capital U.S. Credit Index. Short relative duration was the primary driver of good performance as interest rates increased during the reporting period. (Duration measures a portfolio's sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.)

While a significant underweight to corporate bonds weighed down returns, an allocation to high-yield securities (which are not held by the benchmark) helped temper the impact as high-yield corporate bonds, as measured by the Barclays Capital U.S. Corporate High Yield Index, returned 11.10%. The Portfolio also benefited from its active fixed-income trading strategies, which are designed to capitalize on fluctuations in interest rates.

Outlook

Although the economic recovery may seem slow and painful--especially when it comes to unemployment--it is on track. Industrial production posted a small 0.1% rise in February after a 0.9% jump in January and a 0.7% jump in December, confirming that the manufacturing sector is still leading the way. We continue to believe that the consumer will be the next major factor necessary for a robust and extended economic recovery and that any meaningful uptick in consumer sentiment and spending in combination with ongoing recovery in the manufacturing sector could significantly improve the robustness of the economic upturn and further energize the markets. We believe that the consumer will start to return to more normal spending levels this year (although not the levels seen during the height of the housing bubble) if the employment picture improves as businesses run out of room to cut costs and start to hire new workers. It appears that the market may be anticipating a similar trend, with the Consumer Discretionary sector returning over 10% for the quarter.

A short-term concern is that once the strong contribution to GDP from inventory rebuilding subsides and the effects of the stimulus wane, GDP growth may slow. We believe that, while an important concern, this is unlikely to result in negative GDP growth that would lead to a double-dip recession in 2010.

As we observe the effects of low interest rates, even for the riskiest borrowers, we are becoming more conservative in our credit analysis. Also, given our outlook for rising interest rates, we plan to maintain a relatively short duration in the Portfolio's bond allocation to offset interest-rate risk as much as possible.

April 2010

Portfolio Management Discussion

Gregory Habeeb
Senior Vice President and Senior Portfolio Manager of Calvert Asset Management Company

Performance

For the six months ended March 31, 2010, CSIF Bond Portfolio Class A shares (at NAV) returned 3.21% while its benchmark, the Barclays Capital U.S. Credit Index, returned 3.33%. The Portfolio had less exposure than the Index to investment-grade corporate bonds, which performed well during the reporting period. This was the primary reason for the Fund's slight relative underperformance.

Investment Climate

During the six months ended March 31, 2010, the U.S. economy emerged from its deepest recession since World War II and began a period of recovery. Government stimulus and inventory restocking helped gross domestic product (GDP) grow at an annualized rate of 5.6% during the fourth quarter of 2009. However, economists1 expected to see economic growth fall to 2.9% during the first quarter of 2010. If this estimate is accurate, average GDP growth for the reporting period will be 4.3%.

*  Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

Bond Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	3.21%	13.81%
Class B	2.70%	12.69%
Class C	2.83%	12.93%
Class I	3.59%	14.50%
Class Y	3.41%	14.12%
Barclays Capital U.S. Credit Index	3.33%	20.83%
Lipper Corporate Debt Funds A Rated Avg.	3.57%	17.12%

Maturity Schedule
	Weighted Average
	3/31/10	9/30/09
	7 years	7 years

SEC Yields
	30 days ended
	3/31/10	9/30/09
Class A	2.02%	2.44%
Class B	1.07%	1.58%
Class C	1.34%	1.76%
Class I	2.73%	3.15%
Class Y	2.34%	2.76%

Consumer price inflation was quite low during the reporting period. From October 2009 through February 2010, the headline consumer price index inflation rate was 1.9% and the core rate was 0.6%. The labor market remained quite weak, with the unemployment rate near 10% for much of the period. In March, the unemployment rate was 9.7%.

Amid evidence of economic growth, but with a poor labor market and very low inflation, the Federal Reserve (Fed) held the target federal funds rate near zero percent. The Fed stated that it expected the target rate to remain low for an "extended period." In addition, during the past six months, Fed officials developed and began to implement a strategy to exit its accommodative monetary policy.

Investors appeared to become less risk-averse during the reporting period. Facing low returns on the safest and most liquid investments--such as government bonds and money-market securities--investors generally seemed to search for higher yields. Troubles in the euro-zone debt market occasionally rattled investors and may have created the perception that U.S. markets were a safer haven. In general, investors did not seem to focus on the potential effects of eventual Fed interest-rate hikes.

Investors' pursuit of higher returns helped riskier markets outperform, in general, while more conservative markets tended to lag during the reporting period. Stocks, commodities, and corporate debt markets rallied, and price volatility dropped. Corporate bond yield spreads, which measure differences in the yields of corporate and Treasury bonds that have comparable maturities, narrowed. Corporate treasurers responded by issuing a record amount of low-interest, fixed-rate bonds that were snapped up by investors searching for yield.

Government bond yields rose amid heavy U.S. Treasury debt issuance. The yield on the benchmark 10-year Treasury note rose 0.52 percentage points to finish the six-month period at 3.83%. With the Fed on hold, money-market rates were nearly unchanged over the reporting period, and the yield on three-month Treasury bills ended the period at 0.16%.

Bond Portfolio Statistics
March 31, 2010
Economic Sectors	% of Total Investments
Asset Backed Securities	3.9%
Basic Materials	0.4%
Communications	1.5%
Consumer, Cyclical	0.9%
Consumer, Non-cyclical	1.7%
Energy	4.4%
Financials	41.0%
Government	18.2%
Industrials	2.2%
Mortgage Securities	5.2%
Technology	1.8%
Time Deposit	18.4%
Utilities	0.4%
Total	100%

Bond Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	9.51%
Five year	3.63%
Ten year	5.53%

Class B Shares
One year	8.69%
Five year	3.41%
Ten year	4.93%

Class C Shares
One year	11.93%
Five year	3.58%
Ten year	4.98%

Bond Portfolio
Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares
One year	14.50%
Five year	5.04%
Since inception	6.55%
(3/31/00)

Class Y Shares*
One year	14.12%
Five year	4.48%
Ten year	5.97%

* Calvert Social Investment Fund Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.15%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Portfolio Strategy

We expected record U.S. debt issuance to fuel higher yields in general. As a result, the Portfolio was positioned with a short duration relative to its benchmark index. Duration is a measure of a portfolio's sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movement. The Fund's relatively short duration helped performance as interest rates increased during the reporting period. Rate increases were not proportionate across the spectrum of maturities. The yield on the two-year Treasury note rose by 0.07 percentage points during the six-month

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 3.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

period while the yield on the 30-year Treasury bond increased by 0.66 percentage points.

At the beginning of the reporting period, 55.37% of the Portfolio was allocated to corporate bonds while 82.01% of the Index was invested in the sector. Corporate bonds outperformed other investment-grade sectors during the reporting period, which more than offset the Portfolio's gains earned through duration positioning and hurt its overall relative performance for the period.

The credit quality of the Portfolio's holdings in general was higher than that of the Index and this also detracted from performance as lower-quality bonds generally delivered stronger returns than higher-quality bonds during the reporting period. For the six months ended March 31, 2010, the BBB-rated corporate bonds in the Index returned 5.06% while the AA-rated bonds returned only 2.10%.

Outlook

Looking ahead, we expect the economy to grow in 2010. Excess household debt and a weak labor market, however, are likely to slow the rate of growth, which may lag the average pace of past recoveries. To date, the Fed has closed its emergency liquidity and lending facilities and ended its massive purchases of government-guaranteed debt. Next, it will temporarily drain some of the $1 trillion excess from the banking system. We expect that the Fed will be able to accomplish this without raising target interest rates, at least initially, and we would not be surprised if the Fed does not hike rates in 2010.

Central banks around the world, including the Fed, are running extremely easy monetary policies with rock-bottom interest rates. In response, many investors are hunting far and wide for returns and taking on greater risk. This pattern is reminiscent of the mid-1990s. As we observe the effects of low interest rates, even for the riskiest borrowers, we are prone to be more conservative in our credit and interest-rate risk analysis. Sovereign credit risk in the form of downgrades to debt issued by Greece and other European countries is another factor that we will continue to consider going forward. Investors seem somewhat unconvinced that Greece and other debt-ridden economies, including Spain, Ireland, Italy, and Portugal, will succeed in reducing their bloated deficits.

April 2010

1. Wall Street Journal Economic Forecasting Survey of March 2010

Portfolio Management Discussion

Richard England
of Atlanta Capital Management Company

Performance

For the six months ended March 31, 2010, CSIF Equity Portfolio Class A shares (at NAV) returned 10.42%. The benchmark Standard & Poor's (S&P) 500 Index returned 11.75%. The Portfolio's more challenging performance in the fourth quarter of 2009 offset good relative performance in the first quarter of 2010. Overall, stock selection in the Consumer Discretionary sector was the largest factor in the Portfolio's underperformance.

Investment Climate

It's finally spring. Most of us in the northern hemisphere feel a sense of renewal when the temperatures finally warm. We can put the gray and gloom of winter behind us and bound into the months ahead. And so it seems to go with the U.S. economy as well.

In recent months, there's been plenty of evidence the worst is over, but the gloomy, winter feeling lingered--largely due to continued job losses. But spring arrived for the economy on Friday, April 2, 2010 at 8:30am EDT, when the Labor Department reported that new jobs grew in March, the first growth in more than two years. While the gain was

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Equity Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	10.42%	50.78%
Class B	9.89%	49.42%
Class C	9.98%	49.57%
Class I	10.71%	51.66%
Class Y	10.57%	51.22%
S&P 500 Index	11.75%	49.77%
Lipper Large-Cap Growth Funds Avg.	11.48%	46.16%

Ten Largest Stock Holdings
	% of Net Assets
Apple, Inc.	4.6%
Hewlett-Packard Co.	4.3%
CVS Caremark Corp.	4.1%
QUALCOMM, Inc.	4.0%
Google, Inc.	3.8%
Stryker Corp.	3.5%
Target Corp.	3.5%
Cisco Systems, Inc.	3.3%
Procter & Gamble Co.	3.3%
Aflac, Inc.	3.0%
Total	37.4%

Equity Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	43.61%
Five year	2.23%
Ten year	2.05%
Class B Shares
One year	44.42%
Five year	2.16%
Ten year	1.66%
Class C Shares
One year	48.57%
Five year	2.44%
Ten year	1.73%

Equity Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares
One year	51.66%
Five year	3.81%
Ten year	3.09%

Class Y Shares*
One year	51.22%
Five year	3.33%
Ten year	2.60%

*Calvert Social Investment Fund Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.28%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

not huge and the economy remains far from robust, the significance of that small gain cannot be overstated.

For at least the last six months, it's been easy to point to signs of an improving economy. New claims for unemployment plunged. Holiday retail sales were better than expected. By several measures, housing prices have regained some ground. And, according to the Institute for Supply Management's index, manufacturing activity has rebounded sharply. Despite all this, the headwinds hampering consumer spending--such as the focus on reducing debt, high unemployment, and tight-fisted bankers limiting credit--have fostered

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

skepticism about the recovery.

But the dam may have finally broken open. We don't expect a flood of hiring. In fact, it will likely take several years to recoup the jobs lost in this recession. But the return to hiring will boost confidence about the progress and sustainability of the recovery--which will encourage companies to spend, expand production, pay more overtime, and, eventually, do more hiring. Of course, putting more money in workers' pockets means they'll spend more, as well.

In some ways, the last six months mark something of a "return to normal" for the stock market, which continued to work its way higher. While the pace of the market's climb slowed, the rationale behind it remained largely the same--a recovery in the U.S. and global economy. Fundamentals have become easier to forecast. And stock prices more appropriately reflect those fundamentals. We're not quite all the

Equity Portfolio Statistics
March 31, 2010
Economic Sectors	% of Total Investments
Consumer Discretionary	11.4%
Consumer Staples	10.5%
Energy	6.4%
Financials	16.3%
Health Care	17.2%
Industrials	6.7%
Information Technology	23.8%
Limited Partnership Interest	0.1%
Materials	2.6%
Time Deposit	2.8%
Utilities	1.6%
Venture Capital	0.6%
Total	100%

way back to "normal," but we're close.

Each of the 10 economic sectors in the S&P 500 Index managed to post a gain for the reporting period. In contrast to the previous six months, investors clearly favored offensive sectors over defensive ones. However, a nearly 10% correction between mid-January and early February re-shuffled the deck a bit. In the end, the Consumer Discretionary, Industrials, and Information Technology sectors came out on top as they all benefited from an improving growth outlook.

Notably, the first-quarter correction hit Information Technology, 2009's star performer, hard. In fact, nearly all of its six-month gain came in the fourth quarter of last year. Financials, which lagged for the period, were a mirror image of Information Technology. Yet the worst-performing sectors were truly defensive ones like Telecommunications and Utilities.

Investment Strategy

We began positioning the Portfolio for this more typical investment climate late last summer by unwinding some of the more "offensive" positions that helped performance last year as the market took off. We also added to the Portfolio's many higher-quality, steadier-growing companies that aren't so dependent on a strong economy, which had generally lagged as the market was soaring. In many cases, that hurt the Portfolio's relative performance in the fourth quarter of 2009 but helped in the first quarter of 2010. Holdings such as Pepsi and Procter & Gamble fall into this category. However, we're still waiting for the benefit from holding companies like dental products manufacturer Dentsply and commercial cleaning and sanitizing products maker Ecolab.

It's easier to pinpoint the stocks that helped the Portfolio's performance rather than those that hurt. On the plus side, our large and long-held position in orthopedics maker Stryker rose nearly 27%, mostly on the belief that hospital capital spending and hip and knee replacements were rebounding.1 In the Consumer Discretionary sector, Netflix rose nearly 60% as a result of the struggles of DVD retail outlets such as Blockbuster. Finally, Apple gained more than 26%. As one of our largest holdings, this made a significant contribution to relative performance.

On the negative side, we failed to appreciate Wal-Mart's ability to disrupt pricing of new video games during the holiday season, which caused GameStop to fall nearly 34% before we sold it in early 2010. No other holding underperformed nearly as much. Instead, our relative performance was hurt by not owning several large stocks that did well, such as Ford, Dow Chemical, DuPont, Disney, and Wal-Mart.

Outlook

We believe the stock market's rise over the past year is justified as a result of the thaw in the credit markets, growing signs of life in the economy, and a sharp improvement in corporate earnings. In our opinion, valuations are fair--not expensive, as some suggest. But going forward, improving economic conditions and organic growth are crucial to furthering the market's rise since companies will have a hard time increasing their earnings based on cost cutting alone.

We do expect improving economic conditions, and the recent jobs data supports that outlook, so we remain positive about the equity markets. But we still believe that consumers' fragile net worths, their deleveraging, and stubborn unemployment will prevent a robust recovery. Still, in our opinion, that type of environment should favor the higher-quality, more consistently growing companies in the Portfolio.

Of course, our expectation for solid if unspectacular gains for 2010 is not without risk. And even if we're right, the path between here and year-end could be bumpy as a result of a shift to less stimulating monetary and fiscal policy around the world or a slowdown in the rapid growth of emerging markets. But whatever the year may bring, we remain dedicated to seeking stocks with the best combination of growth prospects and attractive valuations for the Portfolio.

April 2010

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Pepsi 1.98%, Procter & Gamble 3.25%, Dentsply 2.30%, Ecolab 2.56%, Stryker 3.52%, Netflix 1.92%, Blockbuster 0%, Apple 4.61%, Wal-Mart 0%, GameStop 0%, Ford 0%, Dow Chemical 0%, DuPont 0%, and Disney 0%. All holdings are subject to change without notice.

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President, Chief Investment Officer - Equities
of Calvert Asset Management Company

Performance

CSIF Enhanced Equity Portfolio Class A shares (at NAV) returned 13.25% for the six-month period ended March 31, 2010, outperforming the 12.11% return of the benchmark Russell 1000 Index. Strong stock selection was the primary driver of the Fund's outperformance. Sector selection was also a positive contributor to the Fund's return relative to the benchmark.

Investment Climate

Over the last six months, stock markets around the globe have continued to rally. In the U.S., the Russell 1000 Index gained 12.11%, but was edged out by both the Russell Mid Cap Index's return of 15.01% and the 13.07% return for the Russell 2000 Index, a measure of small-cap stocks. Large-cap growth stocks outperformed large-cap value stocks for the period, while value held a slight advantage among small- and mid-cap stocks.

Results were more mixed with international stocks. The MSCI Europe,

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Enhanced Equity
Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	13.25%	55.64%
Class B	12.54%	53.36%
Class C	12.74%	54.11%
Class I	13.60%	56.48%
Russell 1000 Index	12.11%	51.60%
Lipper Large-Cap Core Funds Avg.	10.80%	48.45%

Ten Largest Stock Holdings
	% of Net Assets
Microsoft Corp.	3.5%
Apple, Inc.	3.3%
JPMorgan Chase & Co.	3.2%
Johnson & Johnson	3.1%
International Business Machines Corp.	3.0%
Cisco Systems, Inc.	2.7%
Bank of America Corp.	2.6%
Hewlett-Packard Co.	2.5%
Intel Corp.	2.5%
Goldman Sachs Group, Inc.	2.2%
Total	28.6%

Australasia, Far East Investable Market Index (MSCI EAFE IMI), a measure of stock market performance in developed countries, was up only 3.26% in U.S. dollar terms. A strong U.S. dollar relative to other developed-market currencies hurt Americans who invested in foreign equities. However, they fared better in emerging markets, with the MSCI Emerging Markets IMI Index up 12.02%, boosted by the weakness of the U.S. dollar relative to emerging market currencies.

Overall, equity markets have built on the rally that started in early March 2009 when investors began to perceive the "green shoots" of an economic recovery. Economic news throughout the period suggested that a slow--and at times uneven--recovery was under way. U.S. gross domestic product (GDP) has resumed its growth after bottoming out during the recession. However, persistently high unemployment, continued weakness in residential and commercial real estate markets, and somewhat wary consumers have limited the upside of this recovery.

Investment Strategy

CAMCO's investment process is designed to add value through stock selection while minimizing sector, industry, and style biases relative to the Russell 1000 Index. For the six-month period, stock selection was the main driver of the Fund's relative outperformance. This was particularly true in the Energy, Utilities, and Consumer Staples sectors, where stock selection added 0.97 percentage points, 0.55 percentage points, and 0.47 percentage points, respectively, to the Fund's relative return. Stock selection was weakest in Information Technology, but it only detracted slightly from performance. Across all sectors, stock selection was either positive or about neutral.

Sector allocation was also a positive contributor to relative performance, although to a lesser extent. Given that the Fund's investment process is designed to emphasize stock selection, we don't expect sector selection to play a large role. For the reporting period, an underweight to the Energy sector and an overweight to the Consumer Discretionary sector were the top contributors, adding slightly to the Portfolio's relative return.

On an individual security basis, Estee Lauder and Bank of America were among the top performers for the six-month period. Calvert's sustainable and responsible investment criteria also added value since the Fund did not hold ExxonMobil or Citigroup, both of which were excluded based on Calvert's analysis and underperformed for the period. Top performance detractors included natural gas producer Encana, financial services company

Enhanced Equity
Portfolio Statistics
March 31, 2010
Economic Sectors	% of Total Investments
Consumer Discretionary	11.5%
Consumer Staples	8.7%
Energy	9.1%
Financials	15.8%
Health Care	13.0%
Industrials	12.6%
Information Technology	20.2%
Materials	2.3%
Telecommunication Services	1.2%
Time Deposit	0.9%
Utilities	4.7%
Total	100%

Enhanced Equity
Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	48.31%
Five year	-0.75%
Ten year	-1.52%
Class B Shares
One year	48.36%
Five year	-1.05%
Ten year	-2.09%
Class C Shares
One year	53.11%
Five year	-0.66%
Ten year	-1.99%

Enhanced Equity
Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares*
One year	56.48%
Five year	0.68%
Ten year	-0.70%

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.54%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Classes A, B and I shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Aegon, and pharmaceutical giants GlaxoSmithKline and Amgen. All other Fund holdings were either positive or neutral contributors to relative performance.

Outlook

Although the economic recovery may seem slow and painful--especially when it comes to unemployment--it is on track. Industrial production posted a small 0.1% rise in February after a 0.9% jump in January and a 0.7% jump in December, confirming that the manufacturing sector is still leading the way. We continue to believe that the consumer will be the next major factor necessary for a robust and extended economic recovery and that any meaningful uptick in consumer sentiment and spending in combination with ongoing recovery in the manufacturing sector could significantly improve the robustness of the economic upturn and further energize the markets. We believe that the consumer will start to return to more normal spending levels this year (although not the levels seen during the height of the housing bubble) if the employment picture improves as businesses run out of room to cut costs and start to hire new workers. It appears that the market may be anticipating a similar trend, with the Consumer Discretionary sector returning over 10% for the quarter.

A short-term concern is that once the strong contribution to GDP from inventory rebuilding subsides and the effects of the stimulus wane, GDP growth may slow. We believe that, while an important concern, this is unlikely to result in negative GDP growth that would lead to a double-dip recession in 2010.

April 2010

As of March 31, 2010, the following companies represented the following percentages of Portfolio net assets: Estee Lauder 1.58%, Bank of America 2.64%,Citigroup 0%, ExxonMobil 0%, Encana 1.38%, Aegon 0.17%, GlaxoSmithKline 1.30%, and Amgen 2.05%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $2,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
CSIF Money Market	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Actual	$1,000.00	$1,000.04	$3.03
Hypothetical	$1,000.00	$1,021.90	$3.06
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
CSIF Balanced	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,080.00	$6.46
Hypothetical	$1,000.00	$1,018.72	$6.27
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,074.70	$11.83
Hypothetical	$1,000.00	$1,013.53	$11.48
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,075.30	$11.11
Hypothetical	$1,000.00	$1,014.22	$10.78
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,083.10	$3.74
Hypothetical	$1,000.00	$1,021.34	$3.63
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.25%, 2.29%, 2.15% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
CSIF Bond	Beginning Account Value 10/1/09	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,032.10	$5.80
Hypothetical	$1,000.00	$1,019.23	$5.76
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,027.00	$11.07
Hypothetical	$1,000.00	$1,014.01	$10.99
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,028.30	$9.68
Hypothetical	$1,000.00	$1,015.39	$9.62
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,135.20	$2.66
Hypothetical	$1,000.00	$1,022.31	$2.65
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,033.50	$4.66
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.14%, 2.19%, 1.91%, 0.52% and 0.92% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
CSIF Equity	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,104.20	$6.45
Hypothetical	$1,000.00	$1,018.80	$6.19
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,098.90	$11.17
Hypothetical	$1,000.00	$1,014.29	$10.72
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,099.80	$10.57
Hypothetical	$1,000.00	$1,014.86	$10.15
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,107.10	$3.60
Hypothetical	$1,000.00	$1,021.52	$3.45
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,105.30	$5.04
Hypothetical	$1,000.00	$1,020.14	$4.84
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.23%, 2.13%, 2.02%, 0.68%, and 0.96% for Class A, Class B, Class C, Class I and Class Y, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
CSIF Enhanced Equity	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,132.50	$7.41
Hypothetical	$1,000.00	$1,017.98	$7.02
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,125.40	$14.15
Hypothetical	$1,000.00	$1,011.62	$13.39
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,127.40	$12.28
Hypothetical	$1,000.00	$1,013.39	$11.62
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,136.00	$4.31
Hypothetical	$1,000.00	$1,020.89	$4.08
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.39%, 2.67%, 2.31% and 0.81% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

MONEY MARKET PORTFOLIO
Statement of Net Assets
March 31, 2010

U.S. Government Agencies	Principal
And Instrumentalities - 24.0%	Amount	Value
Fannie Mae, 0.141%, 7/13/10 (r)	$3,000,000	$2,999,855
Fannie Mae Discount Notes, 12/21/10	2,000,000	1,995,160
Federal Farm Credit Bank:
0.875%, 4/1/10	1,000,000	1,000,000
0.647%, 11/24/10 (r)	2,000,000	1,999,613
Federal Home Loan Bank:
0.875%, 4/15/10	1,000,000	999,996
0.56%, 6/11/10	2,500,000	2,499,817
0.60%, 6/21/10	2,500,000	2,499,961
0.56%, 6/22/10	1,000,000	999,849
0.60%, 7/26/10	1,000,000	999,816
3.375%, 8/13/10	1,000,000	1,010,052
0.48%, 10/25/10	2,000,000	2,000,267
0.66%, 11/8/10 (r)	850,000	851,302
3.625%, 12/17/10	3,660,000	3,744,363
0.70%, 4/18/11	2,000,000	2,002,946
Federal Home Loan Bank Discount Notes, 4/27/10	1,000,000	999,494
Freddie Mac:
2.875%, 4/30/10	4,000,000	4,006,243
4.50%, 7/6/10	2,208,000	2,231,921
Freddie Mac Discount Notes:
9/14/10	2,000,000	1,997,787
11/16/10	2,000,000	1,996,311

Total U.S. Government Agencies and
Instrumentalities (Cost $36,834,753)		36,834,753

Depository Receipts For U.S. Government
Guaranteed Loans - 0.2%
Colson Services Corporation Loan Sets:
2.094%, 7/26/10 (c)(h)(r)	10,975	10,975
2.00%, 1/22/11 (c)(h)(r)	3,566	3,566
2.25%, 3/23/12 (c)(h)(r)	39,362	39,391
2.125%, 5/29/12 (c)(h)(r)	94,697	94,697
2.00%, 8/10/12 (c)(h)(r)	162,885	163,154
2.00%, 9/2/12 (c)(h)(r)	26,722	26,758

Total Depository Receipts For U.S. Government Guaranteed
Loans (Cost $338,541)		338,541

Certificates of Deposit - 0.2%
Self Help Credit Union, 2.05%, 7/14/10 (k)	250,000	250,000

Total Certificates of Deposit (Cost $250,000)		250,000

	Principal
Variable Rate Demand Notes - 73.2%	Amount	Value
2880 Stevens Creek LLC, 0.35%, 11/1/33,
LOC: Bank of the West (r)	$3,080,000	$3,080,000
Akron Hardware Consultants, Inc., 0.65%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,562,000	1,562,000
Bayfront Regional Development Corp., 0.30%, 11/1/27,
LOC: PNC Bank (r)	6,000,000	6,000,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha, Inc.,
0.75%, 6/1/22, LOC: Comerica Bank (r)	2,160,000	2,160,000
Butler County Alabama IDA Revenue, 1.00%, 3/1/12,
LOC: Whitney National Bank, C/LOC: FHLB (r)	390,000	390,000
California Statewide Communities Development Authority Revenue,
0.42%, 11/1/31, LOC: U.S. Bank (r)	1,475,000	1,475,000
California Statewide Communities Development Authority Special
Tax Revenue, 0.28%, 3/15/34, LOC: Fannie Mae (r)	2,450,000	2,450,000
CIDC-Hudson House LLC New York Revenue, 1.35%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	1,305,000	1,305,000
Durham North Carolina GO, 0.33%, 5/1/18,
BPA: Bank of America (r)	6,000,000	6,000,000
Florida State Housing Finance Corp. MFH Revenue:
0.28%, 10/15/32, LOC: Fannie Mae (r)	1,400,000	1,400,000
0.33%, 11/1/32, LOC: Freddie Mac (r)	650,000	650,000
Series B, 0.44%, 10/15/32, LOC: Fannie Mae (r)	2,100,000	2,100,000
Series J-2, 0.44%, 10/15/32, LOC: Fannie Mae (r)	2,030,000	2,030,000
Hawaii State Department of Budget & Finance Revenue, 0.40%,
5/1/19, LOC: First Hawaiian Bank (r)	2,350,000	2,350,000
HHH Investment Co., 0.35%, 7/1/29,
LOC: Bank of the West (r)	2,070,000	2,070,000
Hills City Iowa Health Facilities Revenue, 0.42%, 8/1/35,
LOC: Allied Irish Bank (r)	6,000,000	6,000,000
Holland Board of Public Works Home Building Co., 0.28%,
11/1/22, LOC: Wells Fargo Bank (r)	795,000	795,000
Kaneville Road Joint Venture, Inc., 0.38%, 11/1/32,
LOC: First American Bank, C/LOC: FHLB (r)	6,975,000	6,975,000
Kansas State Development Finance Authority MFH Revenue,
0.30%, 7/1/30, LOC: Freddie Mac (r)	1,900,000	1,900,000
Los Angeles California MFH Revenue, 0.24%, 12/15/34,
LOC: Fannie Mae (r)	900,000	900,000
Main & Walton Development Co., 0.28%, 9/1/26,
LOC: Sovereign Bank, C/LOC: FHLB (r)	4,965,000	4,965,000
Milpitas California MFH Revenue, 0.26%, 8/15/33,
LOC: Fannie Mae (r)	2,200,000	2,200,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 0.40%, 5/1/25, LOC: FHLB (r)	2,780,000	2,780,000
Ness Family Partners LP, 0.41%, 9/1/34,
LOC: Bank of the West (r)	1,215,000	1,215,000

	Principal
Variable Rate Demand Notes - Cont'd	Amount	Value
New York City Housing Development Corp. MFH Revenue:
0.25%, 11/15/31, LOC: Fannie Mae (r)	$1,450,000	$1,450,000
0.25%, 12/1/35, LOC: Freddie Mac (r)	13,035,000	13,035,000
0.25%, 11/15/35, LOC: Fannie Mae (r)	1,595,000	1,595,000
0.22%, 11/15/37, LOC: Fannie Mae (r)	555,000	555,000
0.26%, 11/1/38, LOC: Freddie Mac (r)	2,400,000	2,400,000
New York City Housing Development Corp. Revenue, 0.26%,
5/15/39, CF: Fannie Mae (r)	200,000	200,000
New York State MMC Corp. Revenue, 1.35%, 11/1/35,
LOC: JPMorgan Chase Bank (r)	3,900,000	3,900,000
Osprey Management Co. LLC, 0.23%, 6/1/27,
LOC: Wells Fargo Bank (r)	5,600,000	5,600,000
Peoploungers, Inc., 0.65%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	1,680,000	1,680,000
Rathbone LLC, 0.50%, 1/1/38, LOC: Comerica Bank (r)	3,675,000	3,675,000
Roosevelt Paper Co., 0.30%, 6/1/12, LOC: Wachovia Bank (r)	945,000	945,000
Scottsboro Alabama Industrial Development Board Revenue,
0.30%, 10/1/10, LOC: Wachovia Bank (r)	180,000	180,000
Shawnee Kansas Private Activity Revenue, 1.15%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	2,230,000	2,230,000
Sheridan Colorado Redevelopment Agency Tax Allocation,
1.10%, 12/1/29, LOC: Citibank (r)	5,600,000	5,600,000
Spencer County Indiana Industrial Pollution Control Revenue,
0.69%, 11/1/18, LOC: Mizuho Corp. Bank Ltd. (r)	1,500,000	1,500,000
St. Joseph County Indiana Economic Development Revenue, 1.75%,
6/1/27, LOC: FHLB (r)	310,000	310,000
Washington State MFH Finance Commission Revenue:
0.33%, 6/15/32, LOC: Fannie Mae (r)	890,000	890,000
0.33%, 7/15/32, LOC: Fannie Mae (r)	290,000	290,000
0.29%, 7/15/34, LOC: Fannie Mae (r)	1,570,000	1,570,000
0.24%, 5/15/35, LOC: Fannie Mae (r)	755,000	755,000
0.24%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Variable Rate Demand Notes (Cost $112,462,000)		112,462,000

Time Deposit - 0.2%
State Street Corp. Time Deposit, 0.01%, 4/1/10	355,432	355,432

Total Time Deposit (Cost $355,432)		355,432

Commercial paper - 2.9%
Metropolitan Washington DC Airport Authority System
Revenue Notes:
0.37%, 5/4/10	1,500,000	1,500,000
0.45%, 6/3/10	3,000,000	3,000,000

Total Commercial Paper (Cost $4,500,000)		4,500,000

TOTAL INVESTMENTS (Cost $154,740,726) - 100.7%		154,740,726
Other assets and liabilities, net - (0.7%)		(1,059,810)
Net Assets - 100%		$153,680,916

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized,
153,749,689 shares outstanding		$153,701,450
Undistributed net investment income		7,665
Accumulated net realized gain (loss) on investments		(28,199)

Net Assets		$153,680,916

Net Assets Value Per Share		$1.00

See notes to statements of net assets and notes to financial statements.

BALANCED PORTFOLIO
Statement of Net Assets
March 31, 2010
Equity Securities - 59.9%	Shares	Value
Aerospace & Defense - 0.5%
BE Aerospace, Inc.*	45,385	$1,381,973
Rockwell Collins, Inc.	11,500	719,785
		2,101,758
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	36,200	2,021,770
FedEx Corp.	6,302	588,607
United Parcel Service, Inc., Class B	19,515	1,256,961
		3,867,338
Beverages - 0.3%
PepsiCo, Inc.	17,645	1,167,393

Biotechnology - 1.9%
Amgen, Inc.*	56,110	3,353,134
Gilead Sciences, Inc.*	118,600	5,393,928
		8,747,062
Capital Markets - 1.6%
Federated Investors, Inc., Class B	8,600	226,868
Goldman Sachs Group, Inc.	34,000	5,801,420
SEI Investments Co.	14,200	311,974
T. Rowe Price Group, Inc.	20,214	1,110,355
		7,450,617
Chemicals - 1.4%
Praxair, Inc.	77,700	6,449,100

Commercial Banks - 2.5%
PNC Financial Services Group, Inc.	98,200	5,862,540
US Bancorp	212,900	5,509,852
		11,372,392
Communications Equipment - 2.7%
Cisco Systems, Inc. (s)*	264,980	6,897,429
QUALCOMM, Inc.	128,690	5,403,693
		12,301,122
Computers & Peripherals - 5.2%
Apple, Inc.*	6,800	1,597,524
EMC Corp.*	418,214	7,544,581
Hewlett-Packard Co.	142,310	7,563,776
International Business Machines Corp.	50,900	6,527,925
Western Digital Corp.*	25,800	1,005,942
		24,239,748

Equity Securities - Cont'd	Shares	Value
Consumer Finance - 0.1%
American Express Co.	15,200	$627,152

Diversified Financial Services - 0.6%
Bank of America Corp.	10,107	180,410
First Republic Preferred Capital Corp., Preferred (e)	500	462,500
JPMorgan Chase & Co.	17,445	780,664
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	347,500
Trust II, Preferred (b)(e)	500,000	347,500
Trust III, Preferred (b)(e)	500,000	347,500
Trust IV, Preferred (b)(e)	500,000	347,500
		2,813,574
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	25,875	668,610

Electronic Equipment & Instruments - 0.4%
Amphenol Corp.	17,700	746,763
Jabil Circuit, Inc.	52,350	847,547
		1,594,310
Energy Equipment & Services - 2.4%
Cameron International Corp.*	115,600	4,954,616
FMC Technologies, Inc.*	97,900	6,327,277
		11,281,893
Food & Staples Retailing - 0.1%
Costco Wholesale Corp.	9,680	577,993

Food Products - 1.7%
General Mills, Inc.	94,800	6,710,892
Kellogg Co.	10,800	577,044
McCormick & Co., Inc.	13,400	514,024
		7,801,960
Gas Utilities - 1.3%
Oneok, Inc.	134,900	6,158,185

Health Care Equipment & Supplies - 2.0%
Becton Dickinson & Co.	74,900	5,896,877
DENTSPLY International, Inc.	23,700	825,945
Hologic, Inc.*	72,560	1,345,262
Medtronic, Inc.	23,826	1,072,885
		9,140,969
Health Care Providers & Services - 3.0%
Express Scripts, Inc.*	72,230	7,350,125
Laboratory Corp. of America Holdings*	70,600	5,345,126
Lincare Holdings, Inc.*	12,500	561,000

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
Quest Diagnostics, Inc.	11,024	$642,589
		13,898,840
Household Products - 1.4%
Colgate-Palmolive Co.	65,486	5,583,336
Procter & Gamble Co.	12,500	790,875
		6,374,211
Insurance - 2.3%
Aflac, Inc.	22,900	1,243,241
AON Corp.	79,800	3,408,258
Conseco, Inc.*	48,476	301,521
Principal Financial Group, Inc.	193,100	5,640,451
		10,593,471
Internet & Catalog Retail - 1.4%
Expedia, Inc.	257,600	6,429,696

Internet Software & Services - 1.8%
Akamai Technologies, Inc.*	14,909	468,292
eBay, Inc.*	262,100	7,063,595
Google, Inc.*	1,730	980,927
		8,512,814
IT Services - 1.3%
Cognizant Technology Solutions Corp.*	115,300	5,877,994
Fiserv, Inc.*	5,000	253,800
		6,131,794
Life Sciences - Tools & Services - 0.2%
Waters Corp.*	9,926	670,402

Machinery - 3.4%
Cummins, Inc.	105,200	6,517,140
Danaher Corp.	82,000	6,552,620
Deere & Co.	37,700	2,241,642
Graco, Inc.	10,100	323,200
		15,634,602
Media - 1.2%
McGraw-Hill Co.'s, Inc.	152,200	5,425,930

Multiline Retail - 1.3%
Kohl's Corp.*	102,500	5,614,950
Target Corp.	10,000	526,000
		6,140,950
Office Electronics - 0.4%
Xerox Corp.	197,100	1,921,725

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 2.8%
EOG Resources, Inc.	71,800	$6,673,092
Plains Exploration & Production Co.*	13,000	389,870
Southwestern Energy Co.*	110,000	4,479,200
XTO Energy, Inc.	27,587	1,301,555
		12,843,717
Personal Products - 1.1%
Avon Products, Inc.	155,800	5,276,946
Pharmaceuticals - 1.7%
Bristol-Myers Squibb Co.	167,000	4,458,900
Johnson & Johnson	54,600	3,559,920
		8,018,820
Professional Services - 0.1%
Manpower, Inc.	11,401	651,225
Semiconductors & Semiconductor Equipment - 1.5%
Intel Corp.	42,396	943,735
NVIDIA Corp.*	40,090	696,764
Texas Instruments, Inc.	218,900	5,356,483
		6,996,982
Software - 2.4%
Adobe Systems, Inc.*	101,055	3,574,316
Citrix Systems, Inc.*	22,800	1,082,316
Microsoft Corp.	211,460	6,189,434
		10,846,066
Specialty Retail - 2.5%
Best Buy Co., Inc.	126,100	5,364,294
GameStop Corp.*	20,200	442,582
Home Depot, Inc.	29,240	945,914
Lowe's Co.'s, Inc.	197,300	4,782,552
		11,535,342
Textiles, Apparel & Luxury Goods - 1.5%
Nike, Inc., Class B	94,200	6,923,700

Venture Capital - 1.6%
Agraquest, Inc.:
Series B, Preferred (b)(i)*	190,477	52,990
Series C, Preferred (b)(i)*	117,647	37,910
Series H, Preferred (b)(i)*	4,647,053	441,805
Allos Therapeutics, Inc.*	42,819	318,145
CFBanc Corp. (b)(i)*	27,000	380,108
Community Bank of the Bay*	4,000	15,000
Consensus Orthopedics, Inc.:
Common Stock (b)(i)*	180,877	-
Series A-1, Preferred (b)(i)*	420,683	-

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
Series B, Preferred (b)(i)*	348,940	$17,447
Series C, Preferred (b)(i)*	601,710	120,342
Distributed Energy Systems Corp.*	14,937	91
Environmental Private Equity Fund II, Liquidating Trust (b)(i)*	200,000	18,787
Evergreen Solar, Inc.*	66,000	74,580
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share,
expires 10/31/13) (b)(i)*	27,025	-
Series A, Preferred (b)(i)*	69,033	-
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12) (b)(i)*	1,104	-
Series B, Preferred (b)(i)*	161,759	-
Series C, Preferred (b)(i)*	36,984	-
Neighborhood Bancorp (b)(i)*	10,000	163,706
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share,
expires 4/29/15) (b)(i)*	72,000	-
Series A, Preferred (a)(b)(i)*	825,689	-
Series A, Preferred Warrants (strike price $0.85/share,
expires 6/9/13) (b)(i)*	176,471	-
Series A, Preferred Warrants (strike price $0.85/share,
expires 9/6/13) (b)(i)*	88,236	-
Seventh Generation, Inc. (b)(i)*	200,295	4,068,082
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	318,794
Series 1-B, Convertible Preferred (b)(i)*	163,588	168,370
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15) (b)(i)*	11,920	12,149
Series 1-B, Preferred Warrants (strike price $1.53/share,
expires 6/1/15) (b)(i)*	32,726	-
Wild Planet Entertainment, Inc.:
Series B, Preferred (b)(i)*	476,190	988,731
Series E, Preferred (b)(i)*	129,089	268,032
Wind Harvest Co., Inc. (b)(i)*	8,696	1
		7,465,070
Wireless Telecommunication Services - 1.4%
NII Holdings, Inc.*	152,200	6,340,652

Total Equity Securities (Cost $238,811,760)		276,994,131

	Principal
Venture Capital Debt Obligations - 0.5%	Amount
Access Bank plc, 8.477%, 8/29/12 (b)(i)	$500,000	524,786
KDM Development Corp., 6.00%, 6/30/19 (b)(i)(j)	600,000	552,501
Plethora Technology, Inc., 12.00%, 12/31/06 (b)(i)(w)*	150,000	-
Rose Smart Growth Investment Fund, 6.545%, 4/1/21 (b)(i)	1,000,000	1,000,000

Total Venture Capital Debt Obligations (Cost $2,250,000)		2,077,287

	Adjusted
Limited Partnership Interest - 0.6%	Basis	Value
Angels With Attitude I LLC (a)(b)(i)*	$200,000	$38,037
Coastal Venture Partners (b)(i)*	103,561	82,435
Common Capital (b)(i)*	453,190	260,948
First Analysis Private Equity Fund IV (b)(i)*	710,660	886,045
GEEMF Partners (a)(b)(i)*	-	162,262
Global Environment Emerging Markets Fund (b)(i)*	-	552,376
Infrastructure and Environmental Private Equity Fund III (b)(i)*	328,443	186,859
Labrador Ventures III (b)(i)*	360,875	44,465
Labrador Ventures IV (b)(i)*	900,510	57,133
New Markets Growth Fund LLC (b)(i)*	225,646	165,167
Solstice Capital (b)(i)*	371,941	351,298
Venture Strategy Partners (b)(i)*	188,182	1,578

Total Limited Partnership Interest (Cost $3,843,009)		2,788,603
	Principal
Asset-Backed Securities - 0.9%	Amount
ACLC Business Loan Receivables Trust, 0.88%, 10/15/21 (e)(r)	58,643	56,434
AmeriCredit Automobile Receivables Trust, 0.308%, 5/6/12 (r)	270,546	270,485
Capital Auto Receivables Asset Trust, 0.33%, 2/15/11 (r)	62,170	62,159
Capital One Auto Finance Trust, 5.03%, 4/15/12	836,834	842,571
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	2,000,000	1,999,177
Enterprise Mortgage Acceptance Co. LLC, 7.115%, 1/15/27 (e)(r)	1,212,365	581,935
Triad Auto Receivables Owner Trust, 4.88%, 4/12/13	295,345	303,107

Total Asset-Backed Securities (Cost $4,152,140)		4,115,868

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 1.0%
American Home Mortgage Assets, 0.436%, 12/25/46 (r)	757,113	389,173
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	228,651	225,880
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	500,000	485,536
Impac CMB Trust, 0.786%, 5/25/35 (r)	1,285,572	918,358
JP Morgan Mortgage Trust, 5.29%, 7/25/35 (r)	393,841	370,263
Merrill Lynch Mortgage Investors, Inc., 5.143%, 12/25/35 (r)	778,257	764,307
Residential Asset Securitization Trust, 6.25%, 11/25/36	216,294	139,548
WaMu Mortgage Pass Through Certificates, 4.821%,
10/25/35 (r)	1,500,000	1,175,115

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $4,695,426)		4,468,180

Commercial Mortgage-Backed Securities - 0.3%
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,900,000	1,631,530

Total Commercial Mortgage-Backed Securities
(Cost $1,889,390)		1,631,530

Corporate Bonds - 20.8%
Achmea Hypotheekbank NV, 0.599%, 11/3/14 (e)(r)	1,125,000	1,124,964
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)*	385,345	-

	Principal
Corporate Bonds - Cont'd	Amount	Value
American National Red Cross, 5.362%, 11/15/11	$3,215,000	$3,283,415
Amphenol Corp., 4.75%, 11/15/14	1,000,000	1,028,078
ANZ National International Ltd., 2.375%, 12/21/12 (e)	1,000,000	998,853
APL Ltd., 8.00%, 1/15/24 (b)	550,000	462,000
Arrow Electronics, Inc., 6.00%, 4/1/20	500,000	504,278
Atlantic Marine Corp. Communities LLC, 6.158%,
12/1/51 (b)(e)	1,000,000	890,760
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	4,060,000	40,600
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,500,000	2,390,625
Australia & New Zealand Banking Group Ltd., 0.549%,
10/21/11 (e)(r)	500,000	499,932
BAC Capital Trust XV, 1.052%, 6/1/56 (r)	3,500,000	2,225,583
Bank of Nova Scotia, 0.502%, 3/5/12 (r)	1,000,000	1,000,000
Barclays Bank plc, 5.00%, 9/22/16	750,000	771,804
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	311,583	320,931
Camp Pendleton & Quantico Housing LLC,
6.165%, 10/1/50 (e)	600,000	467,905
Capital One Bank, 8.80%, 7/15/19	500,000	604,148
Capital One Capital V, 10.25%, 8/15/39	400,000	473,315
Capital One Capital VI, 8.875%, 5/15/40	1,000,000	1,084,807
Charter One Bank, 5.50%, 4/26/11	500,000	517,325
Chesapeake Energy Corp., 7.625%, 7/15/13	1,000,000	1,042,500
Commonwealth Bank of Australia:
0.55%, 11/4/11 (e)(r)	500,000	499,586
3.75%, 10/15/14 (e)	1,000,000	1,010,358
COX Communications, Inc., 7.75%, 11/1/10	2,000,000	2,076,362
Credit Agricole SA, 6.637% to 5/31/17,
floating rate thereafter to 5/29/49 (e)(r)	1,900,000	1,660,220
Credit Suisse USA, Inc., 0.45%, 8/16/11 (r)	1,500,000	1,500,960
Crown Castle Towers LLC, 6.113%, 1/15/20 (e)	1,000,000	1,014,319
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	748,432	832,272
Deutsche Bank Capital Funding Trust VII,
5.628% to 1/19/16, floating rate thereafter to 1/29/49 (e)(r)	750,000	622,500
Dexia Credit Local, 0.501%, 1/12/12 (e)(r)	2,000,000	2,015,000
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	999,204
Discover Financial Services, 0.786%, 6/11/10 (r)	2,500,000	2,497,340
Enterprise Products Operating LLC, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	2,500,000	2,378,125
Fleet Capital Trust V, 1.261%, 12/18/28 (r)	1,000,000	621,701
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	1,000,000	853,120
GameStop Corp., 8.00%, 10/1/12	1,000,000	1,032,500
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	2,000,000	540,000
6.693% to 6/15/11, floating rate thereafter to
6/15/16 (b)(e)(r)(y)*	1,500,000	15,000
Goldman Sachs Group, Inc.:
0.429%, 2/6/12 (r)	500,000	496,656
5.45%, 11/1/12	1,300,000	1,405,282
5.375%, 3/15/20	750,000	743,111
Great River Energy, 5.829%, 7/1/17 (e)	378,499	417,647
HCP, Inc., 5.95%, 9/15/11	500,000	521,654
Howard Hughes Medical Institute, 3.45%, 9/1/14	1,500,000	1,544,841
HRPT Properties Trust, 0.857%, 3/16/11 (r)	1,250,000	1,229,103
John Deere Capital Corp., 0.951%, 1/18/11 (r)	2,000,000	2,010,828

	Principal
Corporate Bonds - Cont'd	Amount	Value
JPMorgan Chase & Co.:
0.535%, 12/26/12 (r)	$500,000	$503,570
0.902%, 2/26/13 (r)	1,000,000	1,004,293
JPMorgan Chase Capital XXIII, 1.25%, 5/15/77 (r)	750,000	562,855
Kaupthing Bank HF, 5.75%, 10/4/11 (e)(y)*	2,750,000	735,625
Life Technologies Corp., 4.40%, 3/1/15	1,000,000	1,012,060
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	2,000,000	1,816,680
Lone Star Industries, Inc., 9.25%, 6/1/10 (e)	750,000	758,437
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	17,130
8.30%, 12/1/37 (e)(m)*	6,130,000	61,913
8.45%, 12/1/49 (e)(m)*	2,560,000	25,856
Masco Corp., 7.125%, 3/15/20	400,000	402,497
McGuire Air Force Base Military Housing Project,
5.611%, 9/15/51 (e)	1,000,000	808,920
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	508,000
National Semiconductor Corp., 0.507%, 6/15/10 (r)	2,000,000	1,997,731
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	500,000	520,614
6.90%, 10/1/37	1,000,000	1,022,677
New Albertsons, Inc., 8.35%, 5/1/10	750,000	747,187
New York University, 5.236%, 7/1/32	600,000	593,556
Nordea Bank Finland plc, 0.551%, 10/14/11 (r)	1,000,000	1,000,000
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	2,250,000	2,276,370
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)*	1,100,000	-
PACCAR Financial Corp., 0.698%, 4/5/13 (r)	1,000,000	1,000,000
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	1,250,000	974,050
Pacific Pilot Funding Ltd., 0.999%, 10/20/16 (e)(r)	897,421	755,106
Panhandle Eastern Pipeline Co. LP, 8.25%, 4/1/10	1,000,000	999,972
Pioneer Natural Resources Co.:
5.875%, 7/15/16	500,000	490,221
6.65%, 3/15/17	350,000	350,263
7.50%, 1/15/20	1,000,000	1,020,000
7.20%, 1/15/28	700,000	649,341
Preferred Term Securities IX Ltd., 1.001%, 4/3/33 (e)(r)	730,379	460,139
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	500,000	528,399
Rabobank Nederland NV:
3.20%, 3/11/15 (e)	500,000	493,823
11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	300,000	385,581
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,240,000	1,146,392
Reed Elsevier Capital, Inc., 0.587%, 6/15/10 (r)	3,000,000	3,000,264
Royal Bank of Scotland Group plc, 6.40%, 10/21/19	450,000	449,814
Royal Bank of Scotland plc, 4.875%, 3/16/15	800,000	797,913
Salvation Army, 5.46%, 9/1/16	160,000	168,296
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697%
thereafter to 10/15/97 (b)(e)(r)	1,000,000	331,870
Suncorp-Metway Ltd., 0.633%, 12/17/10 (e)(r)	1,000,000	999,932
SunTrust Bank:
0.361%, 5/21/12 (r)	2,000,000	1,928,620
0.542%, 8/24/15 (r)	500,000	446,559
Susquehanna Bancshares, Inc., 2.069%, 5/1/14 (r)	1,000,000	752,475
Svenska Handelsbanken AB, 1.257%, 9/14/12 (e)(r)	1,500,000	1,510,867
TD Ameritrade Holding Corp., 4.15%, 12/1/14	500,000	502,827

	Principal
Corporate Bonds - Cont'd	Amount	Value
Thomas & Betts Corp., 5.625%, 11/15/21	$440,000	$445,201
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (b)(e)	5,000,000	996,600
2/15/45 (b)(e)	28,427,250	3,926,656
Wachovia Corp., 0.402%, 3/1/12 (r)	3,000,000	2,972,861
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	1,000,000	1,017,073
Westpac Banking Corp.:
0.549%, 10/21/11 (e)(r)	1,000,000	1,000,760
0.447%, 12/14/12 (e)(r)	750,000	749,146
Yara International ASA, 7.875%, 6/11/19 (e)	400,000	466,919

Total Corporate Bonds (Cost $114,364,489)		96,363,423

U.S. Government Agencies And Instrumentalities - 1.2%
AgFirst Farm Credit Bank:
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	1,250,000	831,250
7.30%, 10/14/49 (b)(e)	1,500,000	1,200,000
AgriBank FCB, 9.125%, 7/15/19	1,500,000	1,706,490
Postal Square LP, 8.95%, 6/15/22	717,140	896,902
Private Export Funding Corp., 3.05%, 10/15/14	500,000	501,041
U.S. Department of Housing and Urban Development,
3.44%, 8/1/11	250,000	258,842
US AgBank FCB, 6.11% to 7/10/12,
floating rate thereafter to 12/31/49 (b)(e)(r)	300,000	189,000

Total U.S. Government Agencies and Instrumentalities
(Cost $5,712,385)		5,583,525

U.S. Government Agency Mortgage-Backed Securities - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32	1,340,826	97,789

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $164,252)		97,789

Municipal Obligations - 0.2%
Maryland State Economic Development Corp. Revenue Bonds:
Series B, 6.00%, 7/1/48 (f)*	1,855,000	962,300
Series C, Zero Coupon, 7/1/48 (f)	2,534,053	89,224

Total Municipal Obligations (Cost $4,044,389)		1,051,524

Taxable Municipal Obligations - 5.4%
Anaheim California Redevelopment Agency Tax Allocation Bonds,
5.759%, 2/1/18	750,000	763,117
California Statewide Communities Development Authority
Revenue Bonds, 5.01%, 8/1/15	635,000	659,371
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	705,000	683,483
Grant County Washington Public Utility District No. 2
Revenue Bonds, 5.17%, 1/1/15	500,000	532,390
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	1,000,000	967,390

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	$660,000	$584,298
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 4.60%, 7/1/10	840,000	845,384
Malibu California Integrated Water Quality Improvement COPs,
5.39%, 7/1/16	1,130,000	1,199,337
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	750,000	664,297
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,635,000	1,634,526
5.263%, 9/1/16	730,000	722,839
5.383%, 9/1/16	3,000,000	3,059,970
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	750,000	691,770
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 6.411%, 9/1/34	1,250,000	1,067,662
San Bernardino California Joint Powers Financing Authority
Tax Allocation Bonds, 5.625%, 5/1/16	500,000	514,190
San Diego California Redevelopment Agency Tax Allocation
Bonds, 5.66%, 9/1/16	1,185,000	1,188,377
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	1,790,000	1,627,862
San Jose California Redevelopment Agency Tax Allocation
Bonds, 5.46%, 8/1/35	1,000,000	779,140
San Ramon California Public Financing Authority Tax
Allocation Bonds, 5.65%, 2/1/21	1,775,000	1,606,198
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,404,195
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,180,950
Vacaville California Redevelopment Agency Housing
Tax Allocation Bonds, 6.125%, 9/1/20	665,000	587,361
Wells Fargo Bank Bonds, 6.734%, 9/1/47	1,500,000	1,470,570
West Contra Costa California Unified School District COPs,
4.90%, 1/1/15	555,000	544,827

Total Taxable Municipal Obligations (Cost $26,067,356)		24,979,504

High Social Impact Investments - 1.1%
Calvert Social Investment Foundation Notes, 1.76%,
7/1/10 (b)(i)(r)	5,016,666	4,935,246

Total High Social Impact Investments (Cost $5,016,666)		4,935,246

Certificates Of Deposit - 0.2%
Deutsche Bank, 0.861%, 6/18/10 (r)	1,000,000	1,001,112

Total Certificates of Deposit (Cost $1,000,000)		1,001,112

	Principal
Time Deposit - 7.5%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 4/1/10	$34,592,320	$34,592,320

Total Time Deposit (Cost $34,592,320)		34,592,320

TOTAL INVESTMENTS (Cost $446,603,582) - 99.6%		460,680,042
Other assets and liabilities, net - 0.4%		1,782,053
NET ASSETS - 100%		$462,462,095

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest unlimited number of no par value shares authorized:
Class A: 16,388,480 shares outstanding		$463,166,011
Class B: 541,083 shares outstanding		17,393,711
Class C: 951,687 shares outstanding		28,409,696
Class I: 62,271 shares outstanding		2,426,820
Undistributed net investment income (loss)		(3,361)
Accumulated net realized gain (loss) on investments		(62,825,300)
Net unrealized appreciation (depreciation) on investments		13,894,518
Net Assets		$462,462,095

Net Asset Value Per Share
Class A (based on net assets of $422,882,207)		$25.80
Class B (based on net assets of $13,847,469)		$25.59
Class C (based on net assets of $24,108,119)		$25.33
Class I (based on net assets of $1,624,300)		$26.08

Futures	# of Contracts	Underlying Expiration Date	Unrealized Face Amount at Value	Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	353	6/10	$41,036,250	($100,248)
30 Year U.S. Treasury Bonds	191	6/10	22,179,875	28,634
Total Purchased				($71,614)

Sold:
2 Year U.S. Treasury Notes	857	6/10	$185,928,829	($140,810)
5 Year U.S. Treasury Notes	59	6/10	6,775,781	30,482
Total Sold				($110,328)

See notes to statements of net assets and notes to financial statements.

BOND PORTFOLIO
Statement of Net Assets
March 31, 2010
Asset-Backed Securities - 3.8%	Principal Amount	Value
ACLC Business Loan Receivables Trust, 0.88%, 10/15/21 (e)(r)	$58,643	$56,434
AmeriCredit Automobile Receivables Trust:
1.978%, 1/12/12 (r)	41,543	41,707
4.63%, 6/6/12	1,232,686	1,233,264
5.02%, 11/6/12	3,074,194	3,141,800
Americredit Prime Automobile Receivable, 5.22%, 6/8/12	842,138	854,985
Capital Auto Receivables Asset Trust:
0.33%, 2/15/11 (r)	777,121	776,986
4.98%, 5/15/11	532,999	536,477
Capital One Auto Finance Trust, 5.03%, 4/15/12	3,347,334	3,370,283
Chrysler Financial Lease Trust, 1.78%, 6/15/11 (e)	5,000,000	4,997,942
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	1,808,993	1,823,893
DB Master Finance LLC, 5.779%, 6/20/31 (e)	6,000,000	5,824,860
Enterprise Mortgage Acceptance Co. LLC, 7.115%, 1/15/27 (e)(r)	3,232,974	1,551,827
Household Automotive Trust:
5.61%, 8/17/11	106,409	106,835
5.28%, 9/19/11	171,204	171,459
Triad Auto Receivables Owner Trust, 4.88%, 4/12/13	6,497,599	6,668,351
Wachovia Auto Owner Trust, 5.38%, 3/20/13	1,603,477	1,643,285

Total Asset-Backed Securities (Cost $32,122,972)		32,800,388

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 4.1%
American Home Mortgage Assets:
1.098%, 9/25/46 (r)	2,046,781	1,056,591
0.436%, 12/25/46 (r)	7,571,132	3,891,729
Bear Stearns Asset Backed Securities Trust,
STEP, 5.00% to 3/25/13, 5.50% thereafter to 1/25/34 (r)	3,540,747	3,301,049
Chase Funding Mortgage Loan, 4.045%, 5/25/33 (r)	228,651	225,880
Citicorp Mortgage Securities, Inc., 0.071%, 10/25/33 (r)	95,580,071	114,782
CS First Boston Mortgage Securities Corp.:
3.183%, 12/25/33 (r)	663,159	311,036
5.25%, 12/25/35	1,537,583	1,537,594
GMAC Mortgage Corp. Loan Trust, 5.50%, 10/25/33	5,000,000	4,855,357
Impac CMB Trust:
0.786%, 5/25/35 (r)	2,571,144	1,836,717
0.566%, 8/25/35 (r)	779,066	525,894
JP Morgan Mortgage Trust:
4.011%, 7/25/35 (r)	535,602	487,172
5.29%, 7/25/35 (r)	1,969,203	1,851,315
MASTR Alternative Loans Trust, 6.25%, 7/25/36	3,305,764	2,321,412
Merrill Lynch Mortgage Investors, Inc.,
5.143%, 12/25/35 (r)	2,853,611	2,802,460
Residential Accredit Loans, Inc., 6.00%, 12/25/35	1,584,122	1,120,169
Residential Asset Securitization Trust, 6.25%, 11/25/36	1,754,383	1,131,889
Structured Asset Mortgage Investments, Inc.,
0.436%, 9/25/36 (r)	762,994	421,103

Collateralized Mortgage-Backed Obligations	Principal
(Privately Originated) - Cont'd	Amount	Value
Structured Asset Securities Corp., 5.00%, 6/25/35	$3,117,572	$2,449,497
WaMu Mortgage Pass Through Certificates,
4.821%, 10/25/35 (r)	6,000,000	4,700,459
Wells Fargo Mortgage Backed Securities Trust:
Class 1A10, 0.193%, 10/25/36	51,673,951	161,481
Class 1A9, 0.193%, 10/25/36	100,000,000	562,500

Total Collateralized Mortgage-Backed Obligations
(Privately Originated) (Cost $37,166,686)		35,666,086

Commercial Mortgage-Backed Securities - 1.0%
Crown Castle Towers LLC, 5.245%, 11/15/36 (e)	4,000,000	4,192,917
GMAC Commercial Mortgage Asset Corp.,
6.107%, 8/10/52 (e)	5,000,000	4,293,500

Total Commercial Mortgage-Backed Securities
(Cost $8,972,079)		8,486,417

Corporate Bonds - 51.7%
Achmea Hypotheekbank NV, 0.599%, 11/3/14 (e)(r)	3,000,000	2,999,903
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	481,681	--
15.36%, 12/1/10 (b)(r)(x)*	207,840	--
American Honda Finance Corp., 1.021%, 6/20/11 (e)(r)	5,000,000	4,984,644
American National Red Cross:
5.316%, 11/15/10	2,410,000	2,437,763
5.392%, 11/15/12	2,000,000	2,042,860
5.567%, 11/15/17	1,500,000	1,457,400
Amphenol Corp., 4.75%, 11/15/14	2,000,000	2,056,156
ANZ National International Ltd.:
0.429%, 8/5/11 (e)(r)	500,000	500,603
2.375%, 12/21/12 (e)	2,500,000	2,497,133
APL Ltd., 8.00%, 1/15/24 (b)	2,185,000	1,835,400
Arrow Electronics, Inc., 6.00%, 4/1/20	1,000,000	1,008,555
Atlantic Marine Corp. Communities LLC,
6.158%, 12/1/51 (b)(e)	2,500,000	2,226,900
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	3,500,000	35,000
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	2,975,000	2,953,788
Australia & New Zealand Banking Group Ltd.,
0.549%, 10/21/11 (e)(r)	4,000,000	3,999,456
BAC Capital Trust XV, 1.052%, 6/1/56 (r)	18,150,000	11,541,236
Bank of America Corp., 4.50%, 4/1/15	1,500,000	1,511,612
Bank of Nova Scotia:
0.45%, 1/6/12 (r)	4,000,000	4,000,000
0.502%, 3/5/12 (r)	1,000,000	1,000,000
Barclays Bank plc:
2.50%, 1/23/13	2,000,000	2,003,016
5.00%, 9/22/16	1,000,000	1,029,072
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	1,994,133	2,053,957
Bear Stearns Co.'s, Inc., 5.30%, 10/30/15	4,083,000	4,340,311
BellSouth Telecommunications, Inc., 7.00%, 12/1/95	2,000,000	2,023,886

	Principal
Corporate Bonds - Cont'd	Amount	Value
Bemis Co., Inc., 6.80%, 8/1/19	$500,000	$555,897
Camp Pendleton & Quantico Housing LLC:
5.937%, 10/1/43 (e)	260,000	230,682
6.165%, 10/1/50 (e)	1,000,000	779,841
Capital One Bank, 8.80%, 7/15/19	2,500,000	3,020,739
Capital One Capital V, 10.25%, 8/15/39	3,000,000	3,549,863
Capital One Capital VI, 8.875%, 5/15/40	2,000,000	2,169,615
Charter One Bank, 5.50%, 4/26/11	4,000,000	4,138,602
Chesapeake Energy Corp.:
7.625%, 7/15/13	4,000,000	4,170,000
6.875%, 11/15/20	1,000,000	970,000
Commonwealth Bank of Australia:
0.55%, 11/4/11 (e)(r)	6,000,000	5,995,029
3.75%, 10/15/14 (e)	3,180,000	3,212,938
COX Communications, Inc., 7.75%, 11/1/10	3,000,000	3,114,543
COX Enterprises, Inc., 7.875%, 9/15/10 (e)	3,000,000	3,079,825
Credit Agricole SA:
0.599%, 2/2/12 (e)(r)	4,000,000	3,997,700
6.637% to 5/31/17, floating rate thereafter to 5/29/49 (e)(r)	10,000,000	8,738,000
Credit Suisse USA, Inc., 0.45%, 8/16/11 (r)	5,000,000	5,003,201
Crown Castle Towers LLC, 5.495%, 1/15/17 (e)	5,000,000	5,056,717
CVS Pass-Through Trust, 7.507%, 1/10/32 (e)	1,995,820	2,219,391
Deutsche Bank Capital Funding Trust VII,
5.628% to 1/19/16, floating rate thereafter to 1/29/49 (e)(r)	2,000,000	1,660,000
Dexia Credit Local:
0.928%, 9/23/11 (e)(r)	1,500,000	1,510,834
0.501%, 1/12/12 (e)(r)	9,800,000	9,873,500
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	999,204
Discover Financial Services, 0.786%, 6/11/10 (r)	8,000,000	7,991,488
Enterprise Products Operating LLC:
4.95%, 6/1/10	1,525,000	1,535,069
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	13,305,000	12,656,381
First Niagara Financial Group, Inc., 6.75%, 3/19/20	1,000,000	1,014,023
Fleet Capital Trust V, 1.261%, 12/18/28 (r)	3,000,000	1,865,103
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	3,500,000	2,985,920
GameStop Corp., 8.00%, 10/1/12	3,000,000	3,097,500
Glitnir Banki HF:
2.95%, 10/15/08 (b)(y)*	8,000,000	2,160,000
3.046%, 4/20/10 (e)(r)(y)*	4,000,000	1,180,000
3.226%, 1/21/11 (e)(r)(y)*	500,000	147,500
6.375%, 9/25/12 (e)(y)*	2,000,000	590,000
6.693% to 6/15/11,
floating rate thereafter to 6/15/16 (b)(e)(r)(y)*	750,000	7,500
Goldman Sachs Group, Inc.:
0.50%, 11/9/11 (r)	6,000,000	6,027,690
5.45%, 11/1/12	5,500,000	5,945,423
0.649%, 7/22/15 (r)	1,500,000	1,428,374
5.375%, 3/15/20	1,500,000	1,486,223
Great River Energy, 5.829%, 7/1/17 (e)	3,027,991	3,341,175
Hanson Ltd., 7.875%, 9/27/10	500,000	510,849
HCP, Inc.:
4.875%, 9/15/10	2,250,000	2,286,349
5.95%, 9/15/11	1,000,000	1,043,308
Hewlett-Packard Co., 1.302%, 5/27/11 (r)	7,000,000	7,085,178

	Principal
Corporate Bonds - Cont'd	Amount	Value
Howard Hughes Medical Institute, 3.45%, 9/1/14	$3,000,000	$3,089,681
HRPT Properties Trust, 0.857%, 3/16/11 (r)	6,500,000	6,391,338
International Business Machines Corp., 0.29%, 11/4/11 (r)	1,000,000	1,000,767
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,170,000	2,125,580
John Deere Capital Corp., 0.951%, 1/18/11 (r)	9,000,000	9,048,726
JPMorgan Chase & Co.:
0.487%, 6/15/12 (r)	4,300,000	4,321,706
0.535%, 12/26/12 (r)	10,000,000	10,071,404
0.902%, 2/26/13 (r)	5,000,000	5,021,466
JPMorgan Chase Capital XXIII, 1.25%, 5/15/77 (r)	2,000,000	1,500,946
Kaupthing Bank HF:
3.491%, 1/15/10 (e)(r)(y)*	1,000,000	267,500
5.75%, 10/4/11 (e)(y)*	7,000,000	1,872,500
Koninklijke Philips Electronics NV, 1.406%, 3/11/11 (r)	7,000,000	7,022,448
Life Technologies Corp., 4.40%, 3/1/15	3,250,000	3,289,196
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27 (e)	5,000,000	4,541,700
Lone Star Industries, Inc., 9.25%, 6/1/10 (e)	3,000,000	3,033,750
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	29,714
8.30%, 12/1/37 (e)(m)*	3,500,000	35,350
Masco Corp., 7.125%, 3/15/20	1,500,000	1,509,365
MBNA Capital, 1.049%, 2/1/27 (r)	1,500,000	1,019,910
McGuire Air Force Base Military Housing Project,
5.611%, 9/15/51 (e)	2,420,000	1,957,586
MetLife, Inc., 0.608%, 6/29/12 (r)	2,000,000	2,012,155
Mid-Atlantic Family Military Communities LLC,
5.24%, 8/1/50 (e)	1,250,000	982,888
MMA Financial Holdings, Inc., 0.75%, 5/3/34 (b)	2,540,000	508,000
National City Bank, 0.021%, 5/17/47 (r)	5,000,000	4,824,793
National City Corp., 4.00%, 2/1/11	2,000,000	2,033,200
National Semiconductor Corp., 0.507%, 6/15/10 (r)	7,000,000	6,992,057
Nationwide Building Society, 0.43%, 5/17/12 (e)(r)	4,000,000	3,998,176
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	2,500,000	2,603,070
6.90%, 10/1/37	2,300,000	2,352,157
New Albertsons, Inc.:
8.35%, 5/1/10	2,000,000	1,992,500
7.50%, 2/15/11	500,000	517,500
New York University, 5.236%, 7/1/32	2,000,000	1,978,520
Nordea Bank AB, 3.70%, 11/13/14 (e)	2,000,000	2,010,779
Nordea Bank Finland plc, 0.551%, 10/14/11 (r)	2,000,000	2,000,078
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	5,580,000	5,645,398
6.00%, 10/1/51 (b)(e)	6,260,000	5,537,408
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(z)*	1,700,000	--
PACCAR Financial Corp., 0.698%, 4/5/13 (r)	3,000,000	3,000,000
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	2,750,000	2,142,910
Pacific Pilot Funding Ltd., 0.999%, 10/20/16 (e)(r)	897,421	755,106
Panhandle Eastern Pipeline Co. LP, 8.25%, 4/1/10	3,000,000	2,999,915
Pioneer Natural Resources Co.:
5.875%, 7/15/16	5,000,000	4,902,210
6.65%, 3/15/17	3,000,000	3,002,251
7.50%, 1/15/20	2,000,000	2,040,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Pioneer Natural Resources Co. Cont'd:
7.20%, 1/15/28	$1,000,000	$927,630
PNC Funding Corp.:
0.389%, 1/31/12 (r)	1,000,000	992,464
0.451%, 4/1/12 (r)	2,000,000	2,007,930
Preferred Term Securities IX Ltd., 1.001%, 4/3/33 (e)(r)	730,379	460,139
Prudential Holdings LLC, 7.245%, 12/18/23 (e)	1,700,000	1,796,557
Rabobank Nederland NV:
0.449%, 8/5/11 (e)(r)	2,000,000	1,998,587
3.20%, 3/11/15 (e)	2,000,000	1,975,292
11.00% to 6/30/19, floating rate thereafter to 6/29/49 (e)(r)	400,000	514,108
Reed Elsevier Capital, Inc., 0.587%, 6/15/10 (r)	4,500,000	4,500,396
Royal Bank of Scotland Group plc, 6.40%, 10/21/19	2,000,000	1,999,171
Royal Bank of Scotland plc, 4.875%, 3/16/15	1,000,000	997,391
Salvation Army, 5.46%, 9/1/16	310,000	326,074
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19,
7.697% thereafter to 10/15/97 (b)(e)(r)	1,000,000	331,870
State Street Bank and Trust Co., 0.457%, 9/15/11 (r)	5,000,000	5,016,112
Sun Life Financial Global Funding LP, 0.509%, 7/6/10 (e)(r)	2,000,000	1,996,221
Suncorp-Metway Ltd., 0.633%, 12/17/10 (e)(r)	10,000,000	9,999,319
SunTrust Bank:
6.375%, 4/1/11	5,000,000	5,222,037
0.361%, 5/21/12 (r)	5,000,000	4,821,550
0.542%, 8/24/15 (r)	1,000,000	893,119
Susquehanna Bancshares, Inc., 2.069%, 5/1/14 (r)	1,500,000	1,128,713
Svenska Handelsbanken AB, 1.257%, 9/14/12 (e)(r)	5,000,000	5,036,225
TD Ameritrade Holding Corp., 5.60%, 12/1/19	2,000,000	2,018,328
Thomas & Betts Corp., 5.625%, 11/15/21	1,500,000	1,517,730
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	439,239	4,392
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/18 (e)	3,000,000	1,672,493
2/15/28 (b)(e)	3,300,000	606,177
2/15/43 (b)(e)	54,500,000	10,862,940
2/15/45 (b)(e)	56,778,791	7,842,854
Vornado Realty LP, 4.75%, 12/1/10	3,000,000	3,063,189
Wachovia Capital Trust III, 5.80% to 3/15/11,
floating rate thereafter to 3/29/49 (r)	8,650,000	7,352,500
Wachovia Corp.:
0.381%, 10/15/11 (r)	1,500,000	1,493,273
0.402%, 3/1/12 (r)	5,000,000	4,954,769
Wells Fargo & Co., 0.477%, 6/15/12 (r)	1,830,000	1,838,396
Westfield Capital Corp. Ltd., 4.375%, 11/15/10 (e)	5,000,000	5,085,364
Westpac Banking Corp.:
0.549%, 10/21/11 (e)(r)	6,000,000	6,004,561
0.447%, 12/14/12 (e)(r)	4,000,000	3,995,444
Yara International ASA, 7.875%, 6/11/19 (e)	2,735,000	3,192,560

Total Corporate Bonds (Cost $457,712,008)		445,397,404

Taxable Municipal Obligations - 12.1%
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	155,000	168,663
5.32%, 3/1/15	165,000	179,603
5.47%, 3/1/18	190,000	201,115

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Alameda California Corridor Transportation Authority
Revenue Bonds, Zero Coupon, 10/1/11	$11,655,000	$10,767,588
Anaheim California Redevelopment Agency Tax Allocation
Bonds, 5.759%, 2/1/18	1,500,000	1,526,235
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,404,175
Zero Coupon, 6/1/12	1,530,000	1,363,291
Zero Coupon, 6/1/13	1,585,000	1,322,270
5.58%, 8/1/13	1,085,000	1,158,889
2004 Series A-2, Zero Coupon, 6/1/14	1,645,000	1,277,820
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,567,291
5.01%, 8/1/15	700,000	726,866
Zero Coupon, 6/1/19	2,910,000	1,463,032
Canyon Texas Regional Water Authority Revenue Bonds,
6.10%, 8/1/21	750,000	728,460
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/14	1,975,000	1,516,267
12/1/19	280,000	141,994
12/1/20	700,000	324,562
12/1/21	700,000	296,912
12/1/24	620,000	199,008
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Revenue Bonds, 6.60%, 11/1/12	1,635,000	1,721,655
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,180,000	1,143,986
Fairfield California PO Revenue Bonds, 5.22%, 6/1/20	845,000	801,466
Florida State First Governmental Financing Commission
Revenue Bonds, 5.30%, 7/1/19	1,340,000	1,344,141
Georgetown University Washington DC Revenue Bonds,
7.22%, 4/1/19	2,990,000	3,341,056
Grant County Washington Public Utility District No. 2
Revenue Bonds, 5.17%, 1/1/15	895,000	952,978
Illinois State MFH Development Authority Revenue Bonds,
6.537%, 1/1/33	3,330,000	3,221,409
Inglewood California Pension Funding Revenue Bonds,
5.07%, 9/1/20	1,000,000	885,300
Jackson & Williamson Counties Illinois GO Bonds, Zero Coupon:
12/1/18	180,000	103,190
12/1/19	180,000	95,202
12/1/20	180,000	87,419
12/1/22	180,000	74,930
12/1/23	180,000	67,102
12/1/24	180,000	61,569
Lancaster Pennsylvania Parking Authority Revenue Bonds,
5.76%, 12/1/17	595,000	625,779
Lawrence Township Indiana School District GO Bonds,
5.80%, 7/5/18	1,095,000	1,171,836
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,344,737
4.90%, 8/1/17	1,715,000	1,424,462
Los Angeles California Community Redevelopment Agency Tax
Allocation Bonds, 5.27%, 7/1/13	970,000	994,551

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Malibu California Integrated Water Quality Improvement COPs,
5.64%, 7/1/21	$1,160,000	$1,164,130
Monrovia California Redevelopment Agency Tax Allocation
Bonds, 5.30%, 5/1/17	1,160,000	1,061,133
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	1,500,000	1,328,595
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	350,000	370,395
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17 (b)	1,050,000	1,044,425
New Jersey State Economic Development Authority State Pension
Funding Revenue Bonds, Zero Coupon, 2/15/12	2,822,000	2,601,517
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,375,541
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	681,779
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	1,460,000	1,445,677
5.383%, 9/1/16	5,565,000	5,676,244
5.411%, 9/1/21	2,270,000	1,965,366
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	1,000,000	922,360
Oregon State School Boards Association GO Bonds,
Zero Coupon, 6/30/12	6,000,000	5,673,300
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	3,355,000	2,865,606
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.95%, 8/1/22	1,040,000	966,056
Pomona California Public Finance Authority Tax Allocation
Bonds, 5.23%, 2/1/16	1,640,000	1,685,461
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/18	120,000	67,274
8/1/19	135,000	69,129
8/1/20	145,000	67,906
8/1/21	160,000	68,731
San Bernardino California Joint Powers Financing
Authority Tax Allocation Bonds, 5.625%, 5/1/16	1,000,000	1,028,380
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	2,380,000	2,386,783
San Diego County California PO Revenue Bonds,
Zero Coupon, 8/15/12	4,000,000	3,637,680
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	2,555,000	2,237,873
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	2,340,325
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.33%, 8/1/16	445,000	469,293
Secaucus New Jersey Municipal Utilities Authority Revenue
Bonds, 4.20%, 12/1/10	1,235,000	1,264,405
Sonoma County California PO Revenue Bonds,
6.625%, 6/1/13	2,025,000	2,163,105
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	571,799
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,574,600
Vacaville California Redevelopment Agency Housing Tax
Allocation Bonds, 6.00%, 9/1/18	1,185,000	1,063,158
Virginia State Housing Development Authority Revenue Bonds,
6.32%, 8/1/19	3,255,000	3,526,011
Wells Fargo Bank Bonds, 6.734%, 9/1/47	3,000,000	2,941,140

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
West Contra Costa California Unified School District COPs:
4.71%, 1/1/11	$455,000	$462,785
4.76%, 1/1/12	475,000	488,965
4.82%, 1/1/13	500,000	514,090

Total Taxable Municipal Obligations (Cost $106,995,398)		104,567,826

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 3.7%
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (r)	5,000,000	4,854,758
6.585% to 6/15/12, floating rate thereafter to 6/29/49 (b)(e)(r)	6,000,000	3,990,000
7.30%, 10/14/49 (b)(e)	2,000,000	1,600,000
AgriBank FCB, 9.125%, 7/15/19	5,000,000	5,688,300
Federal Home Loan Bank, 5.00%, 11/17/17	3,480,000	3,764,869
Freddie Mac, 4.125%, 7/12/10	3,000,000	3,032,907
Postal Square LP, 8.95%, 6/15/22	2,868,560	3,587,610
Private Export Funding Corp., 3.05%, 10/15/14	2,855,000	2,860,943
U.S. Department of Housing and Urban Development,
3.44%, 8/1/11	500,000	517,684
US AgBank FCB, 6.11% to 7/10/12,
floating rate thereafter to 12/31/49 (b)(e)(r)	2,700,000	1,701,000

Total U.S. Government Agencies and Instrumentalities
(Cost $30,840,286)		31,598,071

U.S. Government Agency Mortgage-Backed Securities - 0.0%
Government National Mortgage Association, 5.50%, 1/16/32	2,699,530	196,881

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $344,397)		196,881

Sovereign Government Bonds - 2.1%
Province of Ontario Canada, 0.701%, 5/22/12 (r)	18,000,000	18,037,574

Total Sovereign Government Bonds (Cost $18,000,000)		18,037,574

High Social Impact Investments - 0.4%
Calvert Social Investment Foundation Notes,
1.76%, 7/1/12 (b)(i)(r)	3,087,392	3,037,284

Total High Social Impact Investments (Cost $3,087,392)		3,037,284

Certificates Of Deposit - 1.2%
Deutsche Bank, 0.861%, 6/18/10 (r)	10,000,000	10,011,120

Total Certificates of Deposit (Cost $10,000,000)		10,011,120

	Principal
Time Deposit - 18.1%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 4/1/10	$156,237,438	$156,237,438

Total Time Deposit (Cost $156,237,438)		156,237,438

Equity Securities - 0.4%	Shares
Conseco, Inc.*	140,439	873,531
First Republic Preferred Capital Corp., Preferred (e)	500	462,500
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	434,375
Trust II, Preferred (b)(e)	625,000	434,375
Trust III, Preferred (b)(e)	625,000	434,375
Trust IV, Preferred (b)(e)	625,000	434,375

Total Equity Securities (Cost $5,435,014)		3,073,531

TOTAL INVESTMENTS (Cost $866,913,670) - 98.6%		849,110,020
Other assets and liabilities, net - 1.4%		12,010,264
Net Assets - 100%		$861,120,284

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 38,798,292 shares outstanding		$619,373,780
Class B: 641,236 shares outstanding		10,812,770
Class C: 3,516,805 shares outstanding		55,236,786
Class I: 12,854,195 shares outstanding		205,256,506
Class Y: 69,941 shares outstanding		1,023,949
Undistributed net investment income		1,257,488
Accumulated net realized gain (loss) on investments		(13,446,093)
Net unrealized appreciation (depreciation) on investments		(18,394,902)

Net Assets		$861,120,284

Net Asset Value Per Share
Class A (based on Net Assets of $598,056,492)		$15.41
Class B (based on Net Assets of $9,818,146)		$15.31
Class C (based on Net Assets of $53,888,286)		$15.32
Class I (based on Net Assets of $198,276,394)		$15.43
Class Y (based on Net Assets of $1,080,966)		$15.46

Futures	# Of Contracts	Expiration Date	Underlying Face Amount At Value	Unrealized Appreciation (Depreciation)
Purchased:
10 Year U.S. Treasury Notes	1,369	6/10	$159,146,250	($381,250)
30 Year U.S. Treasury Bonds	783	6/10	90,925,875	106,045
Total Purchased				($275,205)
Sold:
2 Year U.S. Treasury Notes	2,151	6/10	$466,666,174	($408,089)
5 Year U.S. Treasury Notes	196	6/10	22,509,375	92,042
Total Sold				($316,047)

See notes to statements of net assets and notes to financial statements.

EQUITY PORTFOLIO
Statement of Net Assets
March 31, 2010
Equity Securities - 96.5%	Shares	Value
Air Freight & Logistics - 2.6%
C.H. Robinson Worldwide, Inc.	305,800	$17,078,930
United Parcel Service, Inc., Class B	259,800	16,733,718
		33,812,648

Beverages - 2.0%
PepsiCo, Inc.	385,100	25,478,216

Biotechnology - 3.3%
Genzyme Corp.*	160,600	8,323,898
Gilead Sciences, Inc.*	758,700	34,505,676
		42,829,574

Capital Markets - 7.6%
Charles Schwab Corp.	1,301,300	24,321,297
Franklin Resources, Inc.	186,400	20,671,760
Goldman Sachs Group, Inc.	144,200	24,604,846
Northern Trust Corp.	362,800	20,048,328
T. Rowe Price Group, Inc.	153,100	8,409,783
		98,056,014

Chemicals - 2.6%
Ecolab, Inc.	748,800	32,909,760

Commercial Banks - 5.1%
SunTrust Banks, Inc.	861,500	23,079,585
Wells Fargo & Co.	924,100	28,757,992
Zions Bancorporation	648,000	14,139,360
		65,976,937

Communications Equipment - 7.3%
Cisco Systems, Inc.*	1,623,100	42,249,293
QUALCOMM, Inc.	1,235,900	51,895,441
		94,144,734

Computers & Peripherals - 8.9%
Apple, Inc.*	252,300	59,272,839
Hewlett-Packard Co.	1,045,800	55,584,270
		114,857,109

Electrical Equipment - 0.9%
Emerson Electric Co.	240,100	12,086,634

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 4.7%
Cameron International Corp.*	375,100	$16,076,786
FMC Technologies, Inc.*	400,000	25,852,000
Noble Corp.*	451,400	18,877,548
		60,806,334

Food & Staples Retailing - 5.2%
Costco Wholesale Corp.	238,700	14,252,777
CVS Caremark Corp.	1,453,300	53,132,648
		67,385,425

Gas Utilities - 1.6%
Questar Corp.	470,400	20,321,280

Health Care Equipment & Supplies - 9.8%
DENTSPLY International, Inc.	850,400	29,636,440
St. Jude Medical, Inc.*	714,400	29,326,120
Stryker Corp.	791,300	45,278,186
Varian Medical Systems, Inc.*	403,500	22,325,655
		126,566,401

Hotels, Restaurants & Leisure - 1.1%
Starbucks Corp.*	569,400	13,819,338

Household Products - 3.3%
Procter & Gamble Co.	659,600	41,732,892

Insurance - 3.0%
Aflac, Inc.	715,300	38,833,637

Internet & Catalog Retail - 3.5%
Amazon.com, Inc.*	151,100	20,508,803
NetFlix, Inc.*	334,000	24,629,160
		45,137,963

Internet Software & Services - 3.8%
Google, Inc.*	84,900	48,139,149

IT Services - 1.0%
Cognizant Technology Solutions Corp.*	251,200	12,806,176

Machinery - 2.6%
Danaher Corp.	292,900	23,405,639
Deere & Co.	157,400	9,359,004
		32,764,643

Media - 0.9%
Omnicom Group, Inc.	302,300	11,732,263

Equity Securities - Cont'd	Shares	Value
Multiline Retail - 4.5%
Kohl's Corp.*	226,400	$12,402,192
Target Corp.	858,500	45,157,100
		57,559,292

Oil, Gas & Consumable Fuels - 1.7%
Suncor Energy, Inc.	674,700	21,954,738

Pharmaceuticals - 4.1%
Allergan, Inc.	226,600	14,801,512
Novartis AG (ADR)	688,500	37,247,850
		52,049,362

Semiconductors & Semiconductor Equipment - 0.6%
Linear Technology Corp.	274,800	7,771,344

Software - 2.2%
Microsoft Corp.	974,800	28,532,396

Specialty Retail - 1.4%
Lowe's Co.'s, Inc.	739,300	17,920,632

Trading Companies & Distributors - 0.6%
Fastenal Co.	145,100	6,963,349

Venture Capital - 0.6%
20/20 Gene Systems, Inc.:
Common Stock (b)(i)*	43,397	25,604
Warrants (strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	17,400
Chesapeake PERL, Inc.:
Series A-2, Preferred (b)(i)*	240,000	3,000
Series A-2, Preferred Warrants (strike price $1.25/share,
expires 12/27/10) (b)(i)*	45,000	-
Cylex, Inc.:
Common Stock (b)(i)*	285,706	-
Series B, Preferred (b)(i)*	1,134,830	-
Series C-1, Preferred (b)(i)*	2,542,915	831,495
Digital Directions International, Inc. (a)(b)(i)*	354,389	531,583
Global Resource Options, Inc.:
Series A, Preferred (a)(b)(i)*	750,000	2,518,275
Series B, Preferred (a)(b)(i)*	244,371	820,525
Series C, Preferred (a)(b)(i)*	297,823	1,000,000

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	$-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A, Preferred (b)(i)*	69,033	-
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12) (b)(i)*	1,104	-
Series B, Preferred (b)(i)*	161,759	-
Series C, Preferred (b)(i)*	36,984	-
Marrone Organic Innovations, Inc.:
Series A, Preferred (b)(i)*	240,761	371,947
Series B, Preferred (b)(i)*	181,244	280,000
NeoDiagnostix, Inc.:
Series AE, Convertible Preferred Contingent Deferred
Distribution (a)(b)(i)*	300,000	50,578
Series AE, Convertible Preferred Warrants Contingent
Deferred Distribution (strike price
$1.10/share, expires 9/10/18) (a)(b)(i)*	600,000	-
Series B, Preferred Stock Contingent
Deferred Distribution (a)(b)(i)*	179,723	235,485
New Day Farms, Inc., Series B, Preferred (a)(b)(i)*	4,547,804	72,037
ShoreBank Corp.:
Non-Voting Common Stock (b)(i)*	67	207,700
Voting Common Stock (b)(i)*	66	204,600
Sword Diagnostics, Series B, Preferred (b)(i)*	640,697	250,000
		7,420,229

Total Equity Securities (Cost $1,011,524,320)		1,240,368,469

	Adjusted
Limited Partnership Interest - 0.1%	Basis
China Environment Fund 2004 (b)(i)*	$-	196,255
New Markets Venture Partners II (b)(i)*	125,000	107,276
SEAF India International Growth Fund (b)(i)*	473,932	380,637
Sustainable Jobs Fund II (b)(i)*	525,000	449,351

Total Limited Partnership Interest (Cost $1,123,932)		1,133,519

	Principal
High Social Impact Investments - 0.5%	Amount
Calvert Social Investment Foundation Notes,
1.76%, 7/1/12 (b)(i)(r)	6,583,877	6,477,021

Total High Social Impact Investments (Cost $6,583,877)		6,477,021

	Principal
Time Deposit - 2.8%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 4/1/10	$36,278,182	$36,278,182

Total Time Deposit (Cost $36,278,182)		36,278,182

Venture Capital Debt Obligations - 0.0%
Envisionier Medical Technologies, Inc., 7.00%, 9/15/10 (b)(i)	$200,000	$200,000
New Day Farms Participation Interest Note, 9.00%,
9/1/12 (b)(i)	6,225	6,225
Sword Diagnostics Series C Convertible Bridge Note, 10.00%,
9/30/10 (b)(i)	25,000	25,000

Total Venture Capital Debt Obligations (Cost $231,225)		231,225

TOTAL INVESTMENTS (Cost $1,055,741,536) - 99.9%		1,284,488,416
Other assets and liabilities, net - 0.1%		1,889,337
Net Assets- 100%		$1,286,377,753

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 29,565,553 shares outstanding		$817,023,465
Class B: 1,536,202 shares outstanding		35,415,629
Class C: 3,712,139 shares outstanding		93,850,096
Class I: 5,576,410 shares outstanding		163,661,360
Class Y: 54,912 shares outstanding		1,597,322
Undistributed net investment income (loss)		(128,135)
Accumulated net realized gain (loss) on investments		(53,788,864)
Net unrealized appreciation (depreciation) on investments		228,746,880

Net Assets		$1,286,377,753

Net Asset Value Per Share
Class A (based on Net Assets of $953,746,534)		$32.26
Class B (based on Net Assets of $43,335,028)		$28.21
Class C (based on Net Assets of $96,549,287)		$26.01
Class I (based on Net Assets of $190,965,601)		$34.25
Class Y (based on Net Assets of $1,781,303)		$32.44

See notes to statements of net assets and notes to financial statements.

ENHANCED EQUITY PORTFOLIO
Statement of Net Assets
March 31, 2010
Equity Securities - 98.9%	Shares	Value
Airlines - 0.1%
Southwest Airlines Co.	3,594	$47,513

Auto Components - 0.0%
Autoliv, Inc.*	297	15,304

Automobiles - 0.0%
Harley-Davidson, Inc.	997	27,986

Biotechnology - 2.1%
Amgen, Inc.*	25,940	1,550,174

Building Products - 0.0%
Masco Corp.	1,300	20,176
Owens Corning*	6	153
		20,329

Capital Markets - 2.4%
BlackRock, Inc.	136	29,615
Goldman Sachs Group, Inc.	9,704	1,655,794
State Street Corp.	2,812	126,934
		1,812,343

Chemicals - 1.8%
Airgas, Inc.	291	18,513
Lubrizol Corp.	14,303	1,311,871
Nalco Holding Co.	269	6,545
		1,336,929

Commercial Banks - 0.1%
Comerica, Inc.	565	21,493
Fifth Third Bancorp	3,893	52,906
Huntington Bancshares, Inc.	1,641	8,812
		83,211

Commercial Services & Supplies - 0.0%
RR Donnelley & Sons Co.	616	13,152

Communications Equipment - 2.7%
Cisco Systems, Inc.*	78,364	2,039,815
Harris Corp.	539	25,597
		2,065,412

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - 10.4%
Apple, Inc.*	10,717	$2,517,745
Dell, Inc.*	31,420	471,614
EMC Corp.*	28,895	521,266
Hewlett-Packard Co.	35,942	1,910,317
International Business Machines Corp.	17,602	2,257,456
Lexmark International, Inc.*	86	3,103
NetApp, Inc.*	1,694	55,157
SanDisk Corp.*	939	32,517
Seagate Technology LLC*	2,468	45,066
Teradata Corp.*	630	18,201
Western Digital Corp.*	1,112	43,357
		7,875,799

Consumer Finance - 2.4%
American Express Co.	31,539	1,301,299
Capital One Financial Corp.	12,696	525,741
SLM Corp.*	1,723	21,572
		1,848,612

Containers & Packaging - 0.0%
Sonoco Products Co.	164	5,050

Diversified Consumer Services - 0.0%
DeVry, Inc.	167	10,888

Diversified Financial Services - 5.8%
Bank of America Corp.	112,086	2,000,735
JPMorgan Chase & Co.	53,457	2,392,201
NYSE Euronext	1,105	32,719
		4,425,655

Diversified Telecommunication Services - 0.9%
BCE, Inc.	23,724	696,299
tw telecom, Inc.*	44	799
		697,098

Electrical Equipment - 2.0%
Emerson Electric Co.	29,882	1,504,260
Hubbell, Inc., Class B	62	3,127
Roper Industries, Inc.	319	18,451
		1,525,838

Electronic Equipment & Instruments - 0.0%
Arrow Electronics, Inc.*	272	8,195
Avnet, Inc.*	463	13,890
Ingram Micro, Inc.*	263	4,616
Jabil Circuit, Inc.	272	4,404
		31,105

Equity Securities - Cont'd	Shares	Value
Energy Equipment & Services - 3.5%
FMC Technologies, Inc.*	16,320	$1,054,762
SEACOR Holdings, Inc.*	15,969	1,288,060
Tidewater, Inc.	6,261	295,957
		2,638,779

Food & Staples Retailing - 3.6%
Costco Wholesale Corp.	2,541	151,723
SUPERVALU, Inc.	429	7,156
Sysco Corp.	39,850	1,175,575
Walgreen Co.	37,258	1,381,899
		2,716,353

Food Products - 1.5%
Corn Products International, Inc.	45	1,560
Del Monte Foods Co.	92	1,343
General Mills, Inc.	16,303	1,154,089
		1,156,992

Gas Utilities - 1.2%
Atmos Energy Corp.	80	2,286
Oneok, Inc.	18,068	824,804
Southwest Gas Corp.	3,068	91,794
		918,884

Health Care Equipment & Supplies - 1.6%
Becton Dickinson & Co.	14,438	1,136,704
Hospira, Inc.*	750	42,488
Kinetic Concepts, Inc.*	52	2,486
Teleflex, Inc.	18	1,153
		1,182,831

Health Care Providers & Services - 2.1%
AmerisourceBergen Corp.	3,499	101,191
Cardinal Health, Inc.	36,012	1,297,512
CIGNA Corp.	1,286	47,042
Coventry Health Care, Inc.*	329	8,133
Health Net, Inc.*	65	1,617
Lincare Holdings, Inc.*	105	4,713
McKesson Corp.	1,489	97,857
Omnicare, Inc.	215	6,082
Quest Diagnostics, Inc.	739	43,076
		1,607,223

Hotels, Restaurants & Leisure - 0.1%
Starbucks Corp.*	4,061	98,560

Equity Securities - Cont'd	Shares	Value
Household Durables - 0.1%
D.R. Horton, Inc.	719	$9,059
Garmin Ltd.	293	11,275
Mohawk Industries, Inc.*	48	2,610
Stanley Black & Decker, Inc.	251	14,410
Whirlpool Corp.	298	26,001
		63,355

Household Products - 2.0%
Church & Dwight Co., Inc.	232	15,532
Colgate-Palmolive Co.	17,593	1,499,979
		1,515,511

Industrial Conglomerates - 3.3%
3M Co.	16,963	1,417,598
Koninklijke Philips Electronics NV, NY Shares	33,720	1,079,714
		2,497,312

Insurance - 5.0%
AEGON NV, NY Shares*	18,448	125,631
Aflac, Inc.	16,640	903,386
American Financial Group, Inc.	6	171
AXIS Capital Holdings Ltd.	450	14,067
Genworth Financial, Inc.*	2,173	39,853
Hartford Financial Services Group, Inc.	1,864	52,975
Lincoln National Corp.	17,615	540,780
Principal Financial Group, Inc.	1,362	39,784
Prudential Financial, Inc.	13,208	799,084
Travelers Co.'s, Inc.	23,074	1,244,611
White Mountains Insurance Group Ltd.	8	2,840
XL Capital Ltd.	1,399	26,441
		3,789,623

Internet & Catalog Retail - 0.4%
Amazon.com, Inc.*	1,931	262,095
Expedia, Inc.	541	13,503
		275,598

Internet Software & Services - 0.0%
AOL, Inc.*	122	3,084

IT Services - 0.6%
Amdocs Ltd.*	751	22,612
Broadridge Financial Solutions, Inc.	255	5,452
Fiserv, Inc.*	693	35,177
Global Payments, Inc.	7,717	351,509
Hewitt Associates, Inc.*	169	6,723
Lender Processing Services, Inc.	245	9,249
		430,722

Equity Securities - Cont'd	Shares	Value
Leisure Equipment & Products - 0.7%
Mattel, Inc.	21,555	$490,161

Life Sciences - Tools & Services - 0.9%
Millipore Corp.*	154	16,262
Thermo Fisher Scientific, Inc.*	13,540	696,498
		712,760

Machinery - 7.2%
Cummins, Inc.	10,780	667,821
Danaher Corp.	15,495	1,238,205
Dover Corp.	866	40,486
Eaton Corp.	18,970	1,437,357
Harsco Corp.	46	1,469
IDEX Corp.	59	1,953
Illinois Tool Works, Inc.	25,771	1,220,515
Pall Corp.	360	14,576
Parker Hannifin Corp.	12,434	804,977
Pentair, Inc.	188	6,697
SPX Corp.	72	4,775
		5,438,831

Media - 5.3%
CBS Corp., Class B	12,060	168,116
DIRECTV*	18,492	625,215
Discovery Communications, Inc.*	1,260	37,057
DISH Network Corp.	548	11,409
Gannett Co., Inc.	537	8,871
Liberty Global, Inc.*	1,140	33,242
Liberty Media Corp. - Capital*	11	400
Omnicom Group, Inc.	10,882	422,330
Scripps Networks Interactive, Inc.	207	9,180
Time Warner Cable, Inc.	1,935	103,155
Time Warner, Inc.	49,762	1,556,058
Viacom, Inc., Class B*	29,412	1,011,185
Virgin Media, Inc.	908	15,672
		4,001,890

Metals & Mining - 0.1%
Reliance Steel & Aluminum Co.	1,539	75,765

Multiline Retail - 2.1%
Big Lots, Inc.*	81	2,950
Dollar Tree, Inc.*	295	17,470
Kohl's Corp.*	1,668	91,373
Nordstrom, Inc.	655	26,757
Target Corp.	27,907	1,467,908
		1,606,458

Equity Securities - Cont'd	Shares	Value
Multi-Utilities - 3.5%
Integrys Energy Group, Inc.	28,758	$1,362,554
NiSource, Inc.	80,809	1,276,782
OGE Energy Corp.	234	9,112
		2,648,448

Oil, Gas & Consumable Fuels - 5.6%
Cenovus Energy, Inc.	26,104	684,186
EnCana Corp.	33,578	1,041,925
Southern Union Co.	53,008	1,344,813
Spectra Energy Corp.	53,197	1,198,528
World Fuel Services Corp.	83	2,211
		4,271,663

Paper & Forest Products - 0.5%
MeadWestvaco Corp.	13,535	345,819

Personal Products - 1.6%
Estee Lauder Co.'s, Inc.	18,397	1,193,413
NBTY, Inc.*	22	1,056
		1,194,469

Pharmaceuticals - 6.3%
Bristol-Myers Squibb Co.	52,458	1,400,629
Endo Pharmaceuticals Holdings, Inc.*	62	1,469
Forest Laboratories, Inc.*	1,447	45,378
GlaxoSmithKline plc (ADR)	25,495	982,067
Johnson & Johnson	35,960	2,344,592
Perrigo Co.	225	13,212
		4,787,347

Semiconductors & Semiconductor Equipment - 2.9%
Intel Corp.	85,052	1,893,258
KLA-Tencor Corp.	629	19,449
Linear Technology Corp.	908	25,678
Microchip Technology, Inc.	653	18,388
National Semiconductor Corp.	508	7,341
ON Semiconductor Corp.*	983	7,864
Texas Instruments, Inc.	7,620	186,461
Xilinx, Inc.	1,191	30,370
		2,188,809

Software - 3.5%
MICROS Systems, Inc.*	49	1,611
Microsoft Corp.	90,384	2,645,540
		2,647,151

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 2.8%
American Eagle Outfitters, Inc.	231	$4,278
Bed Bath & Beyond, Inc.*	1,331	58,245
Best Buy Co., Inc.	1,761	74,913
Chico's FAS, Inc.	133	1,918
GameStop Corp.*	331	7,252
Gap, Inc.	2,314	53,476
Home Depot, Inc.	45,046	1,457,238
Limited Brands, Inc.	1,018	25,063
Lowe's Co.'s, Inc.	11,912	288,747
Ross Stores, Inc.	506	27,056
Signet Jewelers Ltd.*	61	1,973
Tiffany & Co.	459	21,798
TJX Co.'s, Inc.	2,273	96,648
		2,118,605

Thrifts & Mortgage Finance - 0.0%
Washington Federal, Inc.	8	163

Wireless Telecommunication Services - 0.2%
NII Holdings, Inc.*	708	29,495
Telephone & Data Systems, Inc.	4,010	135,739
		165,234

Total Equity Securities (Cost $64,121,913)		74,980,798

	Principal
Time Deposit - 0.9%	Amount
State Street Corp. Time Deposit, 0.01%, 4/1/10	$666,972	666,972

Total Time Deposit (Cost $666,972)		666,972

TOTAL INVESTMENTS (Cost $64,788,885) - 99.8%		75,647,770
Other assets and liabilities, net - 0.2%		169,866
Net Assets - 100%		$75,817,636

See notes to statements of net assets and notes to financial statements.

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,371,273 shares outstanding	$41,195,496
Class B: 194,809 shares outstanding	3,034,515
Class C: 439,737 shares outstanding	7,589,717
Class I: 1,970,029 shares outstanding	35,374,218
Undistributed net investment income	129,347
Accumulated net realized gain (loss) on investments	(22,364,633)
Net unrealized appreciation (depreciation) on investments and
assets and liabilities denominated in foreign currencies	10,858,976

Net Assets	$75,817,636

Net Asset Value Per Share
Class A (based on net assets of $36,301,071)	$15.31
Class B (based on net assets of $2,710,407)	$13.91
Class C (based on net assets of $6,189,250)	$14.07
Class I (based on net assets of $30,616,908)	$15.54

See notes to statements of net assets and notes to financial statements.

Notes to statements of net assets

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Maryland State Economic Development Corp. Revenue Bonds Series B and C were issued in exchange for 3,750,000 par Maryland State Economic Development Corp. Revenue Bonds due 10/1/19 that were previously held by the Fund. Series B is not accruing interest.

(h) Represents rate in effect at March 31, 2010, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of March 31, 2010, the prime rate was 3.25%.

(i) Restricted securities represent 3.6% of the net assets for Balanced Portfolio, 0.4% for Bond Portfolio, and 1.2% for Equity Portfolio.

(j) KDM Development Corp. Note has been restructured from an original maturity date of December 31, 2007.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 25,000 shares of Cisco Systems, Inc. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t) 30,000 shares of Procter & Gamble Co. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

(y) The government of Iceland took control of Glitnir Bank HF and Kaupthing Bank HF (the "Banks") on October 8, 2008 and October 9, 2008, respectively. The government has prohibited the Banks from paying any claims owed to foreign entities. As of October 9, 2008, these securities are no longer accruing interest.

(z) Orkney Re II plc is in default and no longer accruing interest.

* Non-income producing security.

Explanation of Guarantees:
BPA: Bond Purchase Agreement
C/LOC: Confirming Letter of Credit
CF: Credit Facility
LOC: Letter of Credit

Abbreviations:
ADR: American Depositary Receipt
COPs: Certificates of Participation
FCB: Farm Credit Bank
FHLB: Federal Home Loan Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
MFH: Multi-Family Housing
PO: Pension Obligation
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
Access Bank plc, 8.477%, 8/29/12	8/29/07	$500,000
Agraquest, Inc.:
Series B, Preferred	2/26/97	200,001
Series C, Preferred	3/11/98	200,000
Series H, Preferred	5/25/05 - 1/11/07	316,894
Angels With Attitude I LLC, LP	8/28/00 - 4/30/03	200,000
Calvert Social Investment Foundation Notes,
1.76%, 7/1/10	7/2/07	5,016,666
CFBanc Corp., Series A	3/14/03	270,000
Coastal Venture Partners LP	6/7/96 - 6/22/00	103,561
Common Capital LP	2/15/01 - 4/29/08	453,190
Consensus Orthopedics, Inc.:
Common Stock	2/10/06	504,331
Series A-1, Preferred	8/19/05	4,417
Series B, Preferred	2/10/06	139,576
Series C, Preferred	2/10/06	120,342
Environmental Private Equity Fund II,
Liquidating Trust	4/26/07	8,746
First Analysis Private Equity Fund IV LP	2/25/02 - 2/12/10	710,660
GEEMF Partners LP	2/28/97	-
Global Environment Emerging Markets Fund LP	1/14/94 - 12/1/95	-
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share,
expires 10/31/13)	11/4/04	-
Series A, Preferred	11/4/04	251,496
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12)	11/4/04	-
Series B, Preferred	10/21/04 - 10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Infrastructure and Environmental Private Equity
Fund III LP	4/16/97 - 2/12/01	328,443
KDM Development Corp., 6.00%, 6/30/19	6/30/09	600,000
Labrador Ventures III LP	8/11/98 - 4/2/01	360,875
Labrador Ventures IV LP	12/14/99 - 8/27/07	900,510
Neighborhood Bancorp	6/25/97	100,000
New Markets Growth Fund LLC, LP	1/8/03 - 7/18/07	225,646
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share,
expires 4/29/15)	5/19/05	75,360
Series A, Preferred	4/29/05 - 5/13/05	701,835
Series A, Preferred Warrants (strike price $0.85/share,
expires 6/9/13)	6/8/06	-
Series A, Preferred Warrants (strike price $0.85/share,
expires 9/6/13)	11/3/06	-
12.00%, 12/31/06	6/8/06	150,000
Rose Smart Growth Investment Fund, 6.545%, 4/1/21	4/10/06	1,000,000
Seventh Generation, Inc.	4/12/00 - 5/6/03	230,500

Balanced Portfolio
Restricted Securities- Cont'd	Acquisition Dates	Cost
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred	4/22/03 - 5/27/05	$159,398
Series 1-B, Convertible Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15)	5/27/05	-
Series 1-B, Preferred Warrants (strike price $1.53/share,
expires 6/1/15)	9/19/00	-
Solstice Capital LP	6/26/01 - 6/17/08	371,941
Venture Strategy Partners LP	8/21/98 - 2/26/03	188,182
Wild Planet Entertainment, Inc.:
Series B, Preferred	7/12/94	200,000
Series E, Preferred	4/9/98	180,725
Wind Harvest Co., Inc.	5/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
Common Stock	8/1/08	$151,890
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Calvert Social Investment Foundation Notes, 1.76%, 7/1/12	7/1/09	6,583,877
Chesapeake PERL, Inc.:
Series A-2, Preferred	7/30/04 - 9/8/06	300,000
Series A-2, Preferred Warrants (strike price $1.25/share,
expires 12/27/10)	12/22/06	-
China Environment Fund 2004 LLC LP	9/15/05 - 4/1/09	-
Cylex, Inc.:
Common Stock	11/22/06	16,382
Series B, Preferred	11/30/06	547,525
Series C-1, Preferred	11/30/06	471,342
Digital Directions International, Inc.	7/2/08 - 7/15/09	683,778
Global Resource Options, Inc.:
Series A, Preferred	9/18/06	750,000
Series B, Preferred	12/5/07	750,000
Series C, Preferred	2/13/09	1,000,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share, expires
10/31/13)	11/4/04	-
Series A, Preferred	11/4/04	251,496
Series A, Preferred Warrants (strike price $1.00/share,
expires 10/10/12)	11/4/04	-
Series B, Preferred	10/21/04 - 10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Marrone Organic Innovations, Inc.:
Series A, Preferred	4/25/07	200,000
Series B, Preferred	8/28/08	280,000
NeoDiagnostix, Inc.:
Series AE, Convertible Preferred Contingent Deferred
Distribution	9/9/08	300,000
Series AE, Convertible Preferred Warrants (strike price
$1.10/share, expires 9/10/18) Contingent Deferred
Distribution	9/23/08 - 9/18/09	-
Series B, Preferred Contingent Deferred Distribution	7/31/09	-
New Day Farms Participation Interest Note, 9.00%, 9/1/12	11/25/09	6,225
New Day Farms, Inc., Series B, Preferred	3/12/09	500,000
New Markets Venture Partners II LLC, LP	7/21/08 - 10/14/09	125,000
SEAF India International Growth Fund LLC, LP	3/22/05 - 5/8/09	473,932
ShoreBank Corp.:
Non-Voting Common Stock	6/26/08	502,500
Voting Common Stock	6/26/08	495,000
Sustainable Jobs Fund II LP	2/14/06 - 12/8/09	525,000
Sword Diagnostics, Series B, Preferred	12/26/06	250,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes	07/01/09	$3,087,392

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2010
Net Investment Income	Money Market Portfolio	Balanced Portfolio	Bond Portfolio
Investment Income:
Interest income	$501,132	$3,597,044	$16,792,973
Dividend income	--	1,811,989	58,179
Total investment income	501,132	5,409,033	16,851,152

Expenses:
Investment advisory fee	243,976	953,769	1,494,864
Transfer agency fees and expenses	187,828	449,732	741,451
Administrative fees	162,650	614,402	1,094,173
Distribution Plan expenses:
Class A	--	473,468	599,449
Class B	--	70,039	55,696
Class C	--	112,378	277,734
Trustees' fees and expenses	9,239	27,924	50,886
Custodian fees	15,113	58,455	63,596
Registration fees	8,918	24,222	33,661
Reports to shareholders	26,606	92,867	101,610
Professional fees	15,260	27,204	40,683
Miscellaneous	13,538	61,774	30,898
Total expenses	683,128	2,966,234	4,584,701
Reimbursement from Advisor:
Class O	(186,432)	--	--
Class B	--	(18)	(160)
Class I	--	(4,762)	--
Class Y	--	--	(5,242)
Fees paid indirectly	(3,048)	(233)	(380)
Net expenses	493,648	2,961,221	4,578,919

Net Investment Income	7,484	2,447,812	12,272,233

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	341	(4,442,750)	(8,903,236)
Futures	--	(1,083,792)	(2,149,919)
	341	(5,526,542)	(11,053,155)

Change in unrealized appreciation or
(depreciation) on:
Investments	--	37,848,041	27,292,355
Futures	--	(91,505)	(929,150)
	--	37,756,536	26,363,205

Net Realized and Unrealized
Gain (Loss)	341	32,229,994	15,310,050

Increase (Decrease) in Net Assets
Resulting From Operations	$7,825	$34,677,806	$27,582,283

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2010
Net Investment Income	Equity Portfolio	Enhanced Equity Portfolio
Investment Income:
Interest income	$71,726	$--
Dividend income (net of foreign taxes withheld of $220,792
and $10,021, respectively)	7,179,096	672,695
Total investment income	7,250,822	672,695

Expenses:
Investment advisory fee	2,966,492	209,249
Transfer agency fees and expenses	1,064,018	68,284
Administrative fees	1,100,666	45,507
Distribution Plan expenses:
Class A	1,098,219	42,508
Class B	223,382	13,769
Class C	452,645	28,850
Trustees' fees and expenses	73,675	4,149
Custodian fees	51,881	26,308
Registration fees	33,939	20,807
Reports to shareholders	198,716	12,972
Professional fees	54,540	11,041
Miscellaneous	71,761	3,817
Total expenses	7,389,934	487,261
Reimbursement from Advisor:
Class I	--	(1,345)
Class Y	(5,440)	--
Fees waived	--	(34,875)
Fees paid indirectly	(387)	(149)
Net expenses	7,384,107	450,892

Net Investment Income (Loss)	(133,285)	221,611

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments and foreign currencies	12,964,232	7,202,157
Foreign currency transactions	620	256
	12,964,852	7,202,413

Change in unrealized appreciation or (depreciation) on:
Investments	106,425,989	1,427,096
Assets and liabilities denominated in foreign currencies	--	84
	106,425,989	1,427,180

Net Realized and Unrealized
Gain (Loss)	119,390,841	8,629,593

Increase (Decrease) in Net Assets
Resulting From Operations	$119,257,556	$8,851,204

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$7,484	$2,198,764
Net realized gain (loss)	341	1,748

Increase (Decrease) in Net Assets
Resulting From Operations	7,825	2,200,512

Distributions to shareholders from:
Net investment income	(6,157)	(2,209,584)
Capital share transactions:
Shares Sold	48,937,142	143,308,714
Reinvestment of distributions	5,866	2,184,286
Shares redeemed	(64,748,481)	(162,310,184)
Total capital share transactions	(15,805,473)	(16,817,184)

Total Increase (Decrease) in Net Assets	(15,803,805)	(16,826,256)

Net Assets
Beginning of period	169,484,721	186,310,977
End of period (including undistributed net investment
income of $7,665 and $6,338, respectively)	$153,680,916	$169,484,721

Capital Share Activity
Shares sold	48,937,143	143,308,597
Reinvestment of distributions	5,866	2,184,286
Shares redeemed	(64,748,481)	(162,310,184)
Total capital share activity	(15,805,472)	(16,817,301)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$2,447,812	$7,183,768
Net realized gain (loss)	(5,526,542)	(44,854,127)
Change in unrealized appreciation or (depreciation)	37,756,536	22,671,456

Increase (Decrease) in Net Assets
Resulting From Operations	34,677,806	(14,998,903)

Distributions to shareholders from
Net investment income:
Class A shares	(2,288,791)	(6,435,679)
Class B shares	(5,742)	(100,535)
Class C shares	(24,306)	(167,297)
Class I shares	(29,835)	(117,020)
Net realized gain:
Class A shares	--	(1,818)
Class B shares	--	(74)
Class C shares	--	(102)
Class I shares	--	(24)
Total distributions	(2,348,674)	(6,822,549)

Capital share transactions:
Shares Sold:
Class A shares	11,937,075	31,489,134
Class B shares	462,425	1,114,303
Class C shares	2,335,249	2,667,803
Class I shares	466,094	574,607
Reinvestment of distributions:
Class A shares	2,124,773	5,977,652
Class B shares	5,386	93,329
Class C shares	19,189	132,222
Class I shares	29,835	117,043
Redemption Fees:
Class A shares	671	4,510
Class B shares	26	2
Class C shares	500	159
Shares redeemed:
Class A shares	(25,122,145)	(47,762,495)
Class B shares	(1,916,068)	(3,749,982)
Class C shares	(1,692,115)	(4,341,876)
Class I shares	(5,038,445)	(517,418)
Total capital share transactions	(16,387,550)	(14,201,007)

Total Increase (Decrease) in Net Assets	15,941,582	(36,022,459)

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets - (Cont'd)
Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Beginning of period	$446,520,513	$482,542,972
End of period (including distribution in excess of net investment
income of $3,361 and $102,499, respectively)	$462,462,095	$446,520,513

Capital Share Activity
Shares sold:
Class A shares	480,428	1,496,785
Class B shares	18,849	53,745
Class C shares	95,508	129,117
Class I shares	18,645	26,977
Reinvestment of distributions:
Class A shares	83,961	285,304
Class B shares	215	4,591
Class C shares	772	6,531
Class I shares	1,179	5,507
Shares redeemed:
Class A shares	(1,018,021)	(2,279,306)
Class B shares	(77,920)	(180,674)
Class C shares	(69,493)	(212,703)
Class I shares	(199,825)	(23,886)
Total capital share activity	(665,702)	(688,012)

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$12,272,233	$30,996,130
Net realized gain (loss)	(11,053,155)	550,184
Change in net unrealized appreciation or (depreciation)	26,363,205	15,101,660

Increase (Decrease) in Net Assets
Resulting From Operations	27,582,283	46,647,974

Distributions to shareholders from
Net investment income:
Class A Shares	(7,511,211)	(20,267,907)
Class B Shares	(82,255)	(378,342)
Class C Shares	(484,827)	(1,474,714)
Class I Shares	(2,933,629)	(7,435,081)
Class Y Shares	(12,722)	(8,946)
Net realized gain:
Class A Shares	(3,994,598)	(10,367,445)
Class B Shares	(75,874)	(289,630)
Class C Shares	(374,362)	(931,637)
Class I Shares	(1,230,879)	(3,317,155)
Class Y Shares	(5,876)	(19)
Total distributions	(16,706,233)	(44,470,876)

Capital share transactions:
Shares sold:
Class A Shares	65,704,561	171,888,010
Class B Shares	705,634	2,894,961
Class C Shares	5,412,673	17,219,472
Class I Shares	27,309,297	50,077,002
Class Y Shares	464,097	695,570
Reinvestment of distributions:
Class A Shares	9,750,435	25,940,131
Class B Shares	118,438	547,377
Class C Shares	572,605	1,603,277
Class I Shares	3,630,417	10,247,517
Class Y Shares	18,589	8,965
Redemption Fees:
Class A Shares	5,243	47,364
Class B Shares	99	1,012
Class C Shares	94	1,807
Class I Shares	211	443
Class Y Shares	--	77
Shares redeemed:
Class A Shares	(86,003,309)	(209,957,908)
Class B Shares	(3,025,975)	(8,656,346)
Class C Shares	(9,374,769)	(15,649,349)
Class I Shares	(22,576,521)	(80,502,751)
Class Y Shares	(42,500)	(120,849)
Total capital share transactions	(7,330,769)	(33,714,218)

Total Increase (Decrease) In Net Assets	3,545,281	(31,537,120)

Bond Portfolio
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets - (Cont'd)
Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Beginning of period	$857,575,003	$889,112,123
End of period (including undistributed net investment
income of $1,257,488 and $9,899, respectively)	$861,120,284	$857,575,003

Capital Share Activity
Shares sold:
Class A Shares	4,295,496	11,973,561
Class B Shares	46,538	203,718
Class C Shares	356,073	1,210,768
Class I Shares	1,782,962	3,469,159
Class Y Shares	30,336	48,710
Reinvestment of distributions:
Class A Shares	638,622	1,821,375
Class B Shares	7,811	38,810
Class C Shares	37,733	113,380
Class I Shares	237,569	719,024
Class Y Shares	1,214	612
Shares redeemed:
Class A Shares	(5,626,357)	(14,640,040)
Class B Shares	(198,655)	(605,901)
Class C Shares	(616,396)	(1,095,584)
Class I Shares	(1,478,191)	(5,599,150)
Class Y Shares	(2,757)	(8,174)
Total capital share activity	(488,002)	(2,349,732)

See notes to financial statement.

Equity Portfolio
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income (loss)	($133,285)	$1,728,924
Net realized gain (loss)	12,964,852	(63,486,809)
Change in unrealized appreciation or (depreciation)	106,425,989	30,189,108

Increase (Decrease) in Net Assets
Resulting From Operations	119,257,556	(31,568,777)

Distributions to shareholders from
Net investment income:
Class A shares	(1,020,322)	(47,880,999)
Class B shares	-	(3,688,194)
Class C shares	-	(6,666,547)
Class I shares	(584,901)	(6,897,440)
Class Y shares	(265)	(70)
Total distributions	(1,605,488)	(65,133,250)

Capital share transactions:
Shares sold:
Class A shares	102,336,877	176,902,110
Class B shares	1,106,877	4,509,912
Class C shares	7,048,593	11,884,206
Class I shares	31,607,214	55,596,023
Class Y shares	1,197,745	423,927
Reinvestment of distributions:
Class A shares	923,362	44,035,145
Class B shares	-	3,242,846
Class C shares	-	5,066,186
Class I shares	484,505	6,223,867
Class Y shares	203	70
Redemption Fees:
Class A shares	3,610	47,999
Class B shares	34	156
Class C shares	129	581
Class I shares	2,583	5,259
Shares redeemed:
Class A shares	(74,067,618)	(145,075,195)
Class B shares	(7,633,199)	(13,241,912)
Class C shares	(6,727,869)	(14,606,408)
Class I shares	(14,809,475)	(20,533,082)
Class Y shares	(24,612)	(11)
Total capital share transactions	41,448,959	114,481,679

Total Increase (Decrease) in Net Assets	159,101,027	17,776,652

Equity Portfolio
Statements of Changes in Net Assets

Increase (Decrease) in Net Assets - (Cont'd)
Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Beginning of period	$1,127,276,726	$1,109,500,074
End of period (including net loss of $128,135 and undistributed
net investment income of $1,610,638, respectively)	$1,286,377,753	$1,127,276,726

Capital Share Activity
Shares sold:
Class A shares	3,358,077	7,346,447
Class B shares	41,723	216,564
Class C shares	286,418	610,026
Class I shares	977,132	2,142,133
Class Y shares	39,269	16,436
Reinvestment of distributions:
Class A shares	30,195	1,988,043
Class B shares	--	165,536
Class C shares	--	280,986
Class I shares	14,944	266,091
Class Y shares	7	3
Shares redeemed:
Class A shares	(2,440,446)	(6,060,034)
Class B shares	(283,793)	(621,436)
Class C shares	(274,170)	(753,203)
Class I shares	(455,260)	(792,956)
Class Y shares	(803)	--

Total capital share activity	1,293,293	4,804,636

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$221,611	$704,199
Net realized gain (loss)	7,202,413	(24,446,838)
Change in unrealized appreciation or (depreciation)	1,427,180	17,423,851

Increase (Decrease) in Net Assets
Resulting From Operations	8,851,204	(6,318,788)

Distributions to shareholders from
Net investment income:
Class A shares	(256,846)	(529,171)
Class C shares	--	(11,155)
Class I shares	(299,926)	(394,153)
Total distributions	(556,772)	(934,479)

Capital share transactions:
Shares sold:
Class A shares	2,371,773	5,672,701
Class B shares	80,394	187,974
Class C shares	430,542	764,606
Class I shares	2,628,991	5,273,039
Reinvestment of distributions:
Class A shares	229,520	474,136
Class C shares	--	8,580
Class I shares	299,925	394,153
Redemption Fees:
Class A shares	1	851
Class B shares	--	37
Class C shares	--	229
Shares redeemed:
Class A shares	(3,356,142)	(13,608,953)
Class B shares	(461,649)	(909,697)
Class C shares	(712,851)	(1,011,858)
Class I shares	(735,264)	(2,587,235)

Total capital share transactions	775,240	(5,341,437)

Total Increase (Decrease) in Net Assets	9,069,672	(12,594,704)

Net Assets
Beginning of period	66,747,964	79,342,668
End of period (including undistributed net investment
income of $129,347, and $464,508, respectively)	$75,817,636	$66,747,964

Enhanced Equity Portfolio
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets - (Cont'd)
Capital Share Activity	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares sold:
Class A shares	165,306	508,554
Class B shares	6,250	18,580
Class C shares	32,444	74,422
Class I shares	180,586	453,894
Reinvestment of distributions:
Class A shares	15,873	44,520
Class C shares	--	873
Class I shares	20,473	36,631
Shares redeemed:
Class A shares	(236,234)	(1,163,191)
Class B shares	(35,343)	(91,012)
Class C shares	(54,637)	(100,418)
Class I shares	(51,043)	(215,188)
Total capital share activity	43,675	(432,335)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market Class O shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Effective October 31, 2008, Bond and Equity began to offer Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of March 31, 2010:
	Total Investments	% of Net Assets
Balanced	$28,501,057	6.2%
Bond	47,122,607	5.5%
Equity	15,261,994	1.2%

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:
Money Market	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. government obligations	-	$36,834,753	-	$36,834,753
Other debt obligations	-	943,973	-	943,973
Commercial paper	-	4,500,000	-	4,500,000
Variable rate demand notes	-	112,462,000	-	112,462,000
TOTAL	-	$154,740,726	-	$154,740,726

Balanced	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$268,546,877	-	$8,447,254	$276,994,131
Limited partnership interest	-	-	2,788,603	2,788,603
Asset backed securities	-	$4,115,868	-	4,115,868
Collateralized mortgage-backed obligations	-	4,468,180	-	4,468,180
Commercial mortgage-backed securities	-	1,631,530	-	1,631,530
Corporate debt	-	88,331,006	8,032,417	96,363,423
Municipal obligations	-	26,031,028	-	26,031,028
U.S. government obligations	-	3,461,064	2,220,250	5,681,314
Other debt obligations	-	35,593,432	7,012,533	42,605,965
TOTAL	$268,546,877	$163,632,108	$28,501,057	$460,680,042
Other financial instruments**	($181,942)	-	-	($181,942)

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

** Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Equity Securities	Limited Partnership Interest
Balance as of 9/30/09	$7,978,655	$2,907,106
Accrued discounts/premiums	-	-
Realized gain (loss)	(500,014)	(867,581)
Change in unrealized appreciation (depreciation)	968,613	798,628
Net purchases (sales)	-	(51,550)
Transfers in and/or not of Level 3	-	-
Balance as of 3/31/10	$8,447,254	$2,788,603

	Commercial Mortgage-Backed Securities	Corporate Debt
Balance as of 9/30/09	$1,577,000	$14,476,507
Accrued discounts/premiums	125	213,302
Realized gain (loss)	-	(974,105)
Change in unrealized appreciation (depreciation)	54,405	1,534,088
Net purchases (sales)	-	(3,995,532)
Transfers in and/or out of Level 3	($1,631,530)	(3,221,843)
Balance as of 3/31/10	$ -	$8,032,417

	U.S. Government Obligations	Other Debt Obligations
Balance as of 9/30/09	$2,268,000	$7,239,910
Accrued discounts/premiums	385	-
Realized gain (loss)	(110,000)	(380,177)
Change in unrealized appreciation (depreciation)	451,865	487,000
Net purchases (sales)	(390,000)	(334,200)
Transfers in and/or out of Level 3	-	-
Balance as of 3/31/10	$2,220,250	$7,012,583

		Total
Balance as of 9/30/09		$36,449,178
Accrued discounts/premiums		213,812
Realized gain (loss)		(2,831,877)
Change in unrealized appreciation (depreciation)		4,294,599
Net purchases (sales)		(4,771,282)
Transfers in and/ or out of Level 3		(4,853,373)
Balance as of 3/31/10		$28,501,057

For the six months ended March 31, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $4,306,575. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

Bond	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities	$1,336,031	-	$1,737,000	$3,073,531
Asset backed securities	-	$32,800,388	-	32,800,388
Collateralized mortgage-backed obligations	-	35,666,086	-	35,666,086
Commercial mortgage-backed securities	-	8,486,417	-	8,486,417
Corporate debt	-	411,385,006	34,012,398	445,397,404
Municipal obligations	-	104,567,826	-	104,567,826
U.S. government obligations	-	42,541,526	7,291,000	49,832,526
Other debt obligations	-	165,204,133	4,081,709	169,285,842
TOTAL	$1,336,031	$800,651,382	$47,122,607	$849,110,020
Other financial instruments*	($591,252)	-	-	($591,252)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:
	Equity Securities	Commercial Mortgage-Backed Securities
Balance as of 9/30/09	$1,525,000	$4,150,000
Accrued discounts/premiums	-	328
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	212,500	143,172
Net purchases (sales)	-	-
Transfers in and/or out of Level 3	-	(4,293,500)
Balance as of 3/31/10	$1,737,500	$-

	Corporate Debt	U.S. Government Obligations
Balance as of 9/30/09	$65,585,983	$10,570,000
Accrued discounts/premiums	991,348	35,226
Realized gain (loss)	(6,426,120)	-
Change in unrealized appreciation (depreciation)	8,814,445	1,213,282
Net purchases (sales)	(20,543,620)	327,250
Transfers in and/or out of Level 3	(14,589,638)	(4,854,758)
Balance as of 3/31/10	$34,012,398	$7,291,000

	Other Debt Obligations	Total
Balance as of 9/30/09	$2,968,188	$84,799,171
Accrued discounts/premiums	-	1,026,902
Realized gain (loss)	-	(6,246,120)
Change in unrealized appreciation (depreciation)	69,096	10,452,495
Net purchases (sales)	-	(20,216,370)
Transfers in and/ or out of Level 3	1,044,425	(22,693,471)
Balance as of 3/31/10	$4,081,709	$47,122,607

For the six months ended March 31, 2010, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was $10,586,422. Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.
Equity	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$1,232,948,240	-	$ 7,420,229	$1,240,368,469
Limited partnership interest	-	-	1,133,519	1,133,519
Other debt obligations	-	$36,278,182	6,708,246	42,986,428
TOTAL	$1,232,948,240	$36,278,182	$15,261,994**	$1,284,488,416

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

**Level 3 securities represent 1.2% of net assets.

Enhanced Equity	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$74,980,798	-	-	$74,980,798
Other debt obligations	-	$666,972	-	666,972
TOTAL	$74,980,798	$666,972	-	$75,647,770

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms. Futures contracts are designed by boards of trade which are designated "contracts markets" by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such -registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Statements of Net Assets on page 76). A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with management's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on each Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolios' expenses. Such deposit arrangements may be an -alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:
Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond:
First $1 Billion	.35%
Over $1 Billion	.325%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $250 Million	.60%
Over $250 Million	.55%

Under the terms of the agreement, $39,587, $166,671, $258,377, $539,578 and $31,702 was payable at period end for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. In addition, $121,119, $164,696, $238,648 and $26,602 was payable at period end for operating expenses paid by the Advisor during March 2010 for Balanced, Bond, Equity and Enhanced Equity, respectively. In addition, $22,141 was receivable at period end from the Advisor for reimbursement of operating expenses for Money Market. For the six months ended March 31, 2010, the Advisor waived $34,875 of its fee in Enhanced Equity.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011 for Money Market, Balanced Class I, Bond Class Y, Equity Class Y, and Enhanced Equity Class A, B, C and I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; for Bond Class Y, .92%; for Equity Class Y, .96%; and for Enhanced Equity Class I, .81%.

The Advisor voluntarily reimbursed Class O shares of Money Market to maintain a positive yield, and voluntarily reimbursed Class B shares of Balanced and Equity for expenses of $186,432, $18 and $160, respectively for the six months ended March 31, 2010.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:
Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, C & Y)	.30%
Bond (Class I)	.10%
Equity (Class A, B, C & Y)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

Under the terms of the agreement $26,391, $107,644, $187,893, $199,987 and $8,243 was payable at period end for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .25% of Enhanced Equity's and .35% of Balanced, Bond and Equity's annual average daily net assets. The amount actually paid by Class A of Enhanced Equity, Balanced, Bond and Equity, is an annualized fee, payable monthly of .25%, .25% on assets over $30 million, .20%, and .25%, respectively, of each Classes' average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of Enhanced Equity, Balanced, Bond and Equity's annual average daily net assets. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes' average daily net assets. Class I for Balanced, Bond, Equity and Enhanced Equity and Class Y for Bond and Equity do not have Distribution Plan expenses. Under the terms of the agreement $115,593, $158,567, $319,303 and $15,142 was payable at period end for Balanced, Bond, Equity and Enhanced Equity, respectively.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the six months ended March 31, 2010: $50,949 for Balanced, $49,244 for Bond, $97,848 for Equity and $6,199 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $90,456, $105,988, $80,787, $188,344, and $14,880 for the six months ended March 31, 2010 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Under the terms of the $14,866, $17,861, $13,781, $32,284 and $2,512 was payable at period end for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:
	Balanced	Bond	Equity	Enhanced Equity
Purchases:	$101,192,691	$235,552,281	$277,782,497	$39,454,704
Sales:	104,073,922	166,250,415	245,162,820	39,383,836

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at March 31, 2010 and net realized capital loss carryforwards as of September 30, 2009 with expiration dates:
	Money Market	Balanced	Bond
Federal income tax cost of investments	$154,740,726	$449,778,172	$868,588,029
Unrealized appreciation	--	49,392,031	23,970,017
Unrealized (depreciation)	--	(38,490,161)	(43,448,026)
Net appreciation/(depreciation)	--	10,901,870	(19,478,009)
	Enhanced Equity	Equity
Federal income tax cost of investments	$1,055,832,083	$65,252,990
Unrealized appreciation	241,806,893	10,487,328
Unrealized (depreciation)	(13,150,650)	(92,548)
Net appreciation/(depreciation)	228,656,333	10,394,780

Capital Loss Carryforwards
Expiration Date	Money Market	Balanced	Equity	Enhanced Equity

30-Sep-10	$12,896	-	-	-
30-Sep-11	6,847	-	-	-
30-Sep-13	6,183	-	-	-
30-Sep-14	211	-	-	-
30-Sep-15	2,100	-	-	-
30-Sep-17	-	$12,659,634	$12,754,798	$6,328,690
	$28,237	$12,659,634	$12,754,798	$6,328,690

Capital losses may be utilized to offset future capital gains until expiration.

Balanced, Bond, Enhanced Equity, Equity and Money Market Portfolios intend to elect to defer net capital losses of $41,735,057, $1,124,746, $22,582,546, $53,801,670, and $304, respectively, incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2010, such purchases and sales transactions were:
Money Market
Purchases	$59,905,000
Sales	38,840,000
Net realized gain (loss)	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Money Market, Balanced, Bond, Equity and Enhanced Equity had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Portfolios under the Agreement were as follows:

Portfolio	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Money Market	$49,235	1.47%	$1,506,286	October 2009
Balanced	45,980	1.45%	1,371,526	November 2009
Bond	196,769	1.45%	5,150,771	January 2010
Equity	59,360	1.46%	4,192,865	December 2009

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:
Affiliates	Cost	Value
Angels With Attitude I LLC LP	$200,000	$38,037
GEEMF Partners LP	--	162,262
Plethora Technology, Inc.	825,689	--
TOTALS	$1,025,689	$200,299

Affiliated companies of the Equity Portfolio are as follows:
Affiliates	Cost	Value
Digital Directions International, Inc.	$683,778	$531,583
Global Resource Options, Inc.	2,500,000	4,338,800
New Day Farms, Inc.	500,000	72,037
TOTALS	$3,683,778	$4,942,420

Note F -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Note G -- Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $160,000 and $812,764 for the Balanced and Equity Portfolios, respectively, at March 31, 2010.

Money Market Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
	2010	2009	2008
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	***	.011	.029
Distributions from
Net investment income	***	(.011)	(.029)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	0.004%	1.15%	2.90%
Ratios to average net assets:A
Net investment income	.01% (a)	1.13%	2.83%
Total expenses	.84% (a)	.84%	.79%
Expenses before offsets	.61% (a)	.84%	.79%
Net expenses	.61% (a)	.84%	.78%
Net assets, ending (in thousands)	$153,681	$169,485	$186,311

		Years Ended
	September 30,	September 30,	September 30,
	2007	2006	2005
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.045	.039	.019
Distributions from
Net investment income	(.045)	(.039)	(.019)
Net asset value, ending	$1.00	$1.00	$1.00

Total return*	4.64%	3.97%	1.94%
Ratios to average net assets:A
Net investment income	4.53%	3.90%	1.91%
Total expenses	.82%	.86%	.91%
Expenses before offsets	.82%	.86%	.88%
Net expenses	.80%	.85%	.87%
Net assets, ending (in thousands)	$187,210	$166,592	$160,218

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010 (z)	2009	2008
Net asset value, beginning	$24.02	$25.03	$31.37
Income from investment operations
Net investment income	.14	.40	.57
Net realized and unrealized gain (loss)	1.78	(1.03)	(4.72)
Total from investment operations	1.92	(.63)	(4.15)
Distributions from
Net investment income	(.14)	(.38)	(.56)
Net realized gain	--	***	(1.63)
Total distributions	(.14)	(.38)	(2.19)
Total increase (decrease) in net asset value	1.78	(1.01)	(6.34)
Net asset value, ending	$25.80	$24.02	$25.03

Total return*	8.00%	(2.29%)	(14.13%)
Ratios to average net assets:A
Net investment income	1.16% (a)	1.87%	2.03%
Total expenses	1.25% (a)	1.28%	1.21%
Expenses before offsets	1.25% (a)	1.28%	1.21%
Net expenses	1.25% (a)	1.28%	1.20%
Portfolio turnover	25%	57%	77%
Net assets, ending (in thousands)	$422,882	$404,542	$434,069

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006 (z)	2005
Net asset value, beginning	$29.46	$28.25	$26.13
Income from investment operations
Net investment income	.60	.55	.44
Net realized and unrealized gain (loss)	1.88	1.12	2.08
Total from investment operations	2.48	1.67	2.52
Distributions from
Net investment income	(.57)	(.46)	(.40)
Total distributions	(.57)	(.46)	(.40)
Total increase (decrease) in net asset value	1.91	1.21	2.12
Net asset value, ending	$31.37	$29.46	$28.25

Total return*	8.47%	5.94%	9.68%
Ratios to average net assets:A
Net investment income	1.94%	1.90%	1.59%
Total expenses	1.20%	1.21%	1.22%
Expenses before offsets	1.20%	1.21%	1.22%
Net expenses	1.19%	1.20%	1.21%
Portfolio turnover	81%	73%	83%
Net assets, ending (in thousands)	$542,659	$525,740	$517,840

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2010 (z)	2009	2008
Net asset value, beginning	$23.83	$24.84	$31.13
Income from investment operations
Net investment income	.01	.13	.28
Net realized and unrealized gain (loss)	1.76	(.99)	(4.66)
Total from investment operations	1.77	(.86)	(4.38)
Distributions from
Net investment income	(.01)	(.15)	(.28)
Net realized gain	--	***	(1.63)
Total distributions	(.01)	(.15)	(1.91)
Total increase (decrease) in net asset value	1.76	(1.01)	(6.29)
Net asset value, ending	$25.59	$23.83	$24.84

Total return*	7.43%	(3.35%)	(14.93%)
Ratios to average net assets:A
Net investment income	.12% (a)	.82%	1.05%
Total expenses	2.29% (a)	2.36%	2.19%
Expenses before offsets	2.29% (a)	2.36%	2.19%
Net expenses	2.29% (a)	2.35%	2.18%
Portfolio turnover	25%	57%	77%
Net assets, ending (in thousands)	$13,847	$14,294	$17,939

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007	2006 (z)	2005
Net asset value, beginning	$29.24	$28.05	$25.94
Income from investment operations
Net investment income	.28	.27	.17
Net realized and unrealized gain (loss)	1.89	1.10	2.06
Total from investment operations	2.17	1.37	2.23
Distributions from
Net investment income	(.28)	(.18)	(.12)
Total distributions	(.28)	(.18)	(.12)
Total increase (decrease) in net asset value	1.89	1.19	2.11
Net asset value, ending	$31.13	$29.24	$28.05

Total return*	7.45%	4.90%	8.62%
Ratios to average net assets:A
Net investment income	.99%	.95%	.60%
Total expenses	2.15%	2.16%	2.20%
Expenses before offsets	2.15%	2.16%	2.20%
Net expenses	2.14%	2.15%	2.20%
Portfolio turnover	81%	73%	83%
Net assets, ending (in thousands)	$24,767	$27,805	$28,592

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010 (z)	2009	2008
Net asset value, beginning	$23.58	$24.58	$30.83
Income from investment operations
Net investment income	.03	.19	.32
Net realized and unrealized gain (loss)	1.75	(1.01)	(4.64)
Total from investment operations	1.78	(.82)	(4.32)
Distributions from
Net investment income	(.03)	(.18)	(.30)
Net realized gain	--	***	(1.63)
Total distributions	(.03)	(.18)	(1.93)
Total increase (decrease) in net asset value	1.75	(1.00)	(6.25)
Net asset value, ending	$25.33	$23.58	$24.58

Total return*	7.53%	(3.22%)	(14.88%)
Ratios to average net assets:A
Net investment income	.26% (a)	.95%	1.15%
Total expenses	2.15% (a)	2.21%	2.08%
Expenses before offsets	2.15% (a)	2.21%	2.08%
Net expenses	2.15% (a)	2.21%	2.08%
Portfolio turnover	25%	57%	77%
Net assets, ending (in thousands)	$24,108	$21,810	$24,631

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006 (z)	2005
Net asset value, beginning	$28.95	$27.79	$25.70
Income from investment operations
Net investment income	.32	.28	.18
Net realized and unrealized gain (loss)	1.85	1.07	2.04
Total from investment operations	2.17	1.35	2.22
Distributions from
Net investment income	(.29)	(.19)	(.13)
Total distributions	(.29)	(.19)	(.13)
Total increase (decrease) in net asset value	1.88	1.16	2.09
Net asset value, ending	$30.83	$28.95	$27.79

Total return*	7.53%	4.87%	8.67%
Ratios to average net assets:A
Net investment income	1.07%	.99%	.65%
Total expenses	2.07%	2.11%	2.16%
Expenses before offsets	2.07%	2.11%	2.16%
Net expenses	2.06%	2.10%	2.15%
Portfolio turnover	81%	73%	83%
Net assets, ending (in thousands)	$30,340	$27,547	$25,980

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010 (z)	2009	2008
Net asset value, beginning	$24.25	$25.27	$31.64
Income from investment operations
Net investment income	.22	.52	.70
Net realized and unrealized gain (loss)	1.79	(1.04)	(4.75)
Total from investment operations	2.01	(.52)	(4.05)
Distributions from
Net investment income	(.18)	(.50)	(.69)
Net realized gain	--	***	(1.63)
Total distributions	(.18)	(.50)	(2.32)
Total increase (decrease) in net asset value	1.83	(1.02)	(6.37)
Net asset value, ending	$26.08	$24.25	$25.27

Total return*	8.31%	(1.76%)	(13.69%)
Ratios to average net assets:A
Net investment income	1.67% (a)	2.42%	2.52%
Total expenses	.98% (a)	.89%	.80%
Expenses before offsets	.72% (a)	.73%	.72%
Net expenses	.72% (a)	.72%	.72%
Portfolio turnover	25%	57%	77%
Net assets, ending (in thousands)	$1,624	$5,875	$5,905

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006 (z)	2005 (x)
Net asset value, beginning	$29.70	$28.38	$27.47
Income from investment operations
Net investment income	.76	.64	.41
Net realized and unrealized gain (loss)	1.90	1.17	.87
Total from investment operations	2.66	1.81	1.28
Distributions from
Net investment income	(.72)	(.49)	(.37)
Net realized gain	--	--	--
Total distributions	(.72)	(.49)	(.37)
Total increase (decrease) in net asset value	1.94	1.32	.91
Net asset value, ending	$31.64	$29.70	$28.38

Total return*	9.00%	6.43%	4.71%
Ratios to average net assets:A
Net investment income	2.40%	2.44%	1.94% (a)
Total expenses	.77%	1.07%	1.28% (a)
Expenses before offsets	.73%	.73%	.72% (a)
Net expenses	.72%	.72%	.72% (a)
Portfolio turnover	81%	73%	70%
Net assets, ending (in thousands)	$8,721	$6,317	$1,012

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$15.22	$15.14	$15.92
Income from investment operations
Net investment income	.21	.53	.69
Net realized and unrealized gain (loss)	.27	.32	(.54)
Total from investment operations	.48	.85	.15
Distributions from
Net investment income	(.19)	(.51)	(.68)
Net realized gain	(.10)	(.26)	(.25)
Total distributions	(.29)	(.77)	(.93)
Total increase (decrease) in net asset value	.19	.08	(.78)
Net asset value, ending	$15.41	$15.22	$15.14

Total return*	3.21%	6.11%	.86%
Ratios to average net assets:A
Net investment income	2.80% (a)	3.71%	4.40%
Total expenses	1.14% (a)	1.15%	1.10%
Expenses before offsets	1.14% (a)	1.15%	1.10%
Net expenses	1.14% (a)	1.14%	1.10%
Portfolio turnover	26%	77%	147%
Net assets, ending (in thousands)	$598,056	$600,995	$610,869

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$15.83	$16.18	$16.33
Income from investment operations
Net investment income	.69	.64	.47
Net realized and unrealized gain (loss)	.13	(.05)	.32
Total from investment operations	.82	.59	.79
Distributions from
Net investment income	(.70)	(.64)	(.48)
Net realized gain	(.03)	(.30)	(.46)
Total distributions	(.73)	(.94)	(.94)
Total increase (decrease) in net asset value	.09	(.35)	(.15)
Net asset value, ending	$15.92	$15.83	$16.18

Total return*	5.31%	3.82%	5.05%
Ratios to average net assets:A
Net investment income	4.41%	4.16%	3.00%
Total expenses	1.12%	1.14%	1.16%
Expenses before offsets	1.12%	1.14%	1.16%
Net expenses	1.11%	1.13%	1.16%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$453,813	$336,698	$237,396

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2010	2009	2008
Net asset value, beginning	$15.12	$15.06	$15.84
Income from investment operations
Net investment income	.14	.40	.54
Net realized and unrealized gain (loss)	.27	.29	(.54)
Total from investment operations	.41	.69	--
Distributions from
Net investment income	(.12)	(.37)	(.53)
Net realized gain	(.10)	(.26)	(.25)
Total distributions	(.22)	(.63)	(.78)
Total increase (decrease) in net asset value	.19	.06	(.78)
Net asset value, ending	$15.31	$15.12	$15.06

Total return*	2.70%	5.00%	(.09%)
Ratios to average net assets:A
Net investment income	1.75% (a)	2.81%	3.43%
Total expenses	2.19% (a)	2.13%	2.07%
Expenses before offsets	2.19% (a)	2.13%	2.07%
Net expenses	2.19% (a)	2.11%	2.06%
Portfolio turnover	26%	77%	147%
Net assets, ending (in thousands)	$9,818	$11,878	$17,298

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007	2006	2005
Net asset value, beginning	$15.76	$16.11	$16.27
Income from investment operations
Net investment income	.54	.50	.32
Net realized and unrealized gain (loss)	.12	(.05)	.31
Total from investment operations	.66	.45	.63
Distributions from
Net investment income	(.55)	(.50)	(.33)
Net realized gain	(.03)	(.30)	(.46)
Total distributions	(.58)	(.80)	(.80)
Total increase (decrease) in net asset value	.08	(.35)	(.16)
Net asset value, ending	$15.84	$15.76	$16.11

Total return*	4.29%	2.89%	4.03%
Ratios to average net assets:A
Net investment income	3.43%	3.17%	2.03%
Total expenses	2.09%	2.09%	2.11%
Expenses before offsets	2.09%	2.09%	2.11%
Net expenses	2.08%	2.08%	2.10%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$14,834	$17,154	$18,559

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$15.13	$15.06	$15.83
Income from investment operations
Net investment income	.15	.42	.56
Net realized and unrealized gain (loss)	.27	.31	(.53)
Total from investment operations	.42	.73	.03
Distributions from
Net investment income	(.13)	(.40)	(.55)
Net realized gain	(.10)	(.26)	(.25)
Total distributions	(.23)	(.66)	(.80)
Total increase (decrease) in net asset value	.19	.07	(.77)
Net asset value, ending	$15.32	$15.13	$15.06

Total return*	2.83%	5.22%	.11%
Ratios to average net assets:A
Net investment income	2.03% (a)	2.93%	3.60%
Total expenses	1.91% (a)	1.94%	1.90%
Expenses before offsets	1.91% (a)	1.94%	1.90%
Net expenses	1.91% (a)	1.92%	1.89%
Portfolio turnover	26%	77%	147%
Net assets, ending (in thousands)	$53,888	$56,578	$52,869

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005
Net asset value, beginning	$15.75	$16.09	$16.25
Income from investment operations
Net investment income	.56	.51	.34
Net realized and unrealized gain (loss)	.12	(.04)	.30
Total from investment operations	.68	.47	.64
Distributions from
Net investment income	(.57)	(.51)	(.34)
Net realized gain	(.03)	(.30)	(.46)
Total distributions	(.60)	(.81)	(.80)
Total increase (decrease) in net asset value	.08	(.34)	(.16)
Net asset value, ending	$15.83	$15.75	$16.09

Total return*	4.41%	3.01%	4.09%
Ratios to average net assets:A
Net investment income	3.61%	3.31%	2.13%
Total expenses	1.92%	1.99%	2.04%
Expenses before offsets	1.92%	1.99%	2.04%
Net expenses	1.91%	1.98%	2.03%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$36,202	$27,447	$19,276

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$15.23	$15.16	$15.94
Income from investment operations
Net investment income	.26	.63	.78
Net realized and unrealized gain (loss)	.28	.31	(.54)
Total from investment operations	.54	.94	.24
Distributions from
Net investment income	(.24)	(.61)	(.77)
Net realized gain	(.10)	(.26)	(.25)
Total distributions	(.34)	(.87)	(1.02)
Total increase (decrease) in net asset value	.20	.07	(.78)
Net asset value, ending	$15.43	$15.23	$15.16

Total return*	3.59%	6.74%	1.45%
Ratios to average net assets:A
Net investment income	3.42% (a)	4.35%	4.98%
Total expenses	.52% (a)	.54%	.52%
Expenses before offsets	.52% (a)	.54%	.52%
Net expenses	.52% (a)	.52%	.51%
Portfolio turnover	26%	77%	147%
Net assets, ending (in thousands)	$198,276	$187,496	$208,076

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$15.85	$16.18	$16.33
Income from investment operations
Net investment income	.78	.73	.57
Net realized and unrealized gain (loss)	.13	(.04)	.31
Total from investment operations	.91	.69	.88
Distributions from
Net investment income	(.79)	(.72)	(.57)
Net realized gain	(.03)	(.30)	(.46)
Total distributions	(.82)	(1.02)	(1.03)
Total increase (decrease) in net asset value	.09	(.33)	(.15)
Net asset value, ending	$15.94	$15.85	$16.18

Total return*	5.89%	4.48%	5.63%
Ratios to average net assets:A
Net investment income	4.99%	4.77%	3.57%
Total expenses	.53%	.56%	.61%
Expenses before offsets	.53%	.56%	.61%
Net expenses	.52%	.55%	.60%
Portfolio turnover	190%	150%	161%
Net assets, ending (in thousands)	$152,871	$74,714	$29,278

See notes to financial highlights.

Bond Portfolio
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class Y Shares	2010	2009#
Net asset value, beginning	$15.25	$14.33
Income from investment operations
Net investment income	.23	.48
Net realized and unrealized gain (loss)	.28	1.17
Total from investment operations	.51	1.65
Distributions from
Net investment income	(.20)	(.47)
Net realized gain	(.10)	(.26)
Total distributions	(.30)	(.73)
Total increase (decrease) in net asset value	.21	.92
Net asset value, ending	$15.46	$15.25

Total return*	3.41%	11.97%
Ratios to average net assets:A
Net investment income	3.02% (a)	3.36% (a)
Total expenses	2.04% (a)	5.39% (a)
Expenses before offsets	.92% (a)	.93% (a)
Net expenses	.92% (a)	.92% (a)
Portfolio turnover	26%	69%
Net assets, ending (in thousands)	$1,081	$628

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$29.25	$32.92	$41.06
Income from investment operations
Net investment income (loss)	--	.06	(.02)
Net realized and unrealized gain (loss)	3.05	(1.81)	(5.69)
Total from investment operations	3.05	(1.75)	(5.71)
Distributions from
Net investment income	(.04)	--	--
Net realized gain	--	(1.92)	(2.43)
Total distributions	(.04)	(1.92)	(2.43)
Total increase (decrease) in net asset value	3.01	(3.67)	(8.14)
Net asset value, ending	$32.26	$29.25	$32.92

Total return*	10.42%	(3.46%)	(14.85%)
Ratios to average net assets:A
Net investment income (loss)	(.01%) (a)	.23%	(.05%)
Total expenses	1.23% (a)	1.28%	1.21%
Expenses before offsets	1.23% (a)	1.28%	1.21%
Net expenses	1.23% (a)	1.28%	1.20%
Portfolio turnover	21%	38%	51%
Net assets, ending (in thousands)	$953,747	$837,205	$834,312

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$37.15	$35.38	$31.63
Income from investment operations
Net investment income (loss)	**	(.02)	.03
Net realized and unrealized gain (loss)	5.50	2.38	3.72
Total from investment operations	5.50	2.36	3.75
Distributions from
Net realized gain	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	3.91	1.77	3.75
Net asset value, ending	$41.06	$37.15	$35.38

Total return*	15.23%	6.74%	11.86%
Ratios to average net assets:A
Net investment income (loss)	(.01%)	(.06%)	.08%
Total expenses	1.21%	1.23%	1.25%
Expenses before offsets	1.21%	1.23%	1.25%
Net expenses	1.21%	1.23%	1.24%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$1,000,992	$907,459	$858,873

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$25.67	$29.46	$37.29
Income from investment operations
Net investment income (loss)	(.12)	(.15)	(.33)
Net realized and unrealized gain (loss)	2.66	(1.72)	(5.07)
Total from investment operations	2.54	(1.87)	(5.40)
Distributions from
Net realized gain	--	(1.92)	(2.43)
Total distributions	--	(1.92)	(2.43)
Total increase (decrease) in net asset value	2.54	(3.79)	(7.83)
Net asset value, ending	$28.21	$25.67	$29.46

Total return*	9.89%	(4.34%)	(15.56%)
Ratios to average net assets:A
Net investment income (loss)	(.93%) (a)	(.69%)	(.89%)
Total expenses	2.13% (a)	2.22%	2.05%
Expenses before offsets	2.13% (a)	2.22%	2.05%
Net expenses	2.13% (a)	2.22%	2.05%
Portfolio turnover	21%	38%	51%
Net assets, ending (in thousands)	$43,335	$45,648	$59,438

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007	2006	2005
Net asset value, beginning	$34.15	$32.84	$29.61
Income from investment operations
Net investment income (loss)	(.33)	(.32)	(.24)
Net realized and unrealized gain (loss)	5.06	2.22	3.47
Total from investment operations	4.73	1.90	3.23
Distributions from
Net realized gain	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	3.14	1.31	3.23
Net asset value, ending	$37.29	$34.15	$32.84

Total return*	14.28%	5.85%	10.91%
Ratios to average net assets:A
Net investment income (loss)	(.84%)	(.90%)	(.77%)
Total expenses	2.04%	2.06%	2.09%
Expenses before offsets	2.04%	2.06%	2.09%
Net expenses	2.04%	2.06%	2.09%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$87,476	$95,903	$105,189

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010 (z)	2009 (z)	2008
Net asset value, beginning	$23.65	$27.32	$34.73
Income from investment operations.
Net investment income (loss)	(.10)	(.11)	(.25)
Net realized and unrealized gain (loss)	2.46	(1.64)	(4.73)
Total from investment operations	2.36	(1.75)	(4.98)
Distributions from
Net realized gain	--	(1.92)	(2.43)
Total distributions	--	(1.92)	(2.43)
Total increase (decrease) in net asset value	2.36	(3.67)	(7.41)
Net asset value, ending	$26.01	$23.65	$27.32

Total return*	9.98%	(4.23%)	(15.49%)
Ratios to average net assets:A
Net investment income (loss)	(.80%) (a)	(.57%)	(.81%)
Total expenses	2.02% (a)	2.09%	1.97%
Expenses before offsets	2.02% (a)	2.09%	1.97%
Net expenses	2.02% (a)	2.08%	1.96%
Portfolio turnover	21%	38%	51%
Net assets, ending (in thousands)	$96,549	$87,512	$97,327

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005
Net asset value, beginning	$31.89	$30.68	$27.64
Income from investment operations.
Net investment income (loss)	(.25)	(.26)	(.20)
Net realized and unrealized gain (loss)	4.68	2.06	3.24
Total from investment operations	4.43	1.80	3.04
Distributions from
Net realized gain	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	2.84	1.21	3.04
Net asset value, ending	$34.73	$31.89	$30.68

Total return*	14.35%	5.93%	11.00%
Ratios to average net assets:A
Net investment income (loss)	(.76%)	(.82%)	(.69%)
Total expenses	1.96%	1.99%	2.01%
Expenses before offsets	1.96%	1.99%	2.01%
Net expenses	1.96%	1.98%	2.01%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$119,917	$109,468	$107,305

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010 (z)	2009 (z)	2008 (z)
Net asset value, beginning	$31.04	$34.58	$42.79
Income from investment operations
Net investment income	.09	.21	.20
Net realized and unrealized gain (loss)	3.23	(1.83)	(5.98)
Total from investment operations	3.32	(1.62)	(5.78)
Distributions from
Net investment income	(.11)	--	--
Net realized gain	--	(1.92)	(2.43)
Total distributions	(.11)	(1.92)	(2.43)
Total increase (decrease) in net asset value	3.21	(3.54)	(8.21)
Net asset value, ending	$34.25	$31.04	$34.58

Total return*	10.71%	(2.88%)	(14.39%)
Ratios to average net assets:A
Net investment income	.54% (a)	.79%	.49%
Total expenses	.68% (a)	.70%	.67%
Expenses before offsets	.68% (a)	.70%	.67%
Net expenses	.68% (a)	.70%	.67%
Portfolio turnover	21%	38%	51%
Net assets, ending (in thousands)	$190,966	$156,430	$118,423

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$38.44	$36.40	$32.36
Income from investment operations
Net investment income	.21	.17	.19
Net realized and unrealized gain (loss)	5.73	2.46	3.85
Total from investment operations	5.94	2.63	4.04
Distributions from
Net realized gain	(1.59)	(.59)	--
Total distributions	(1.59)	(.59)	--
Total increase (decrease) in net asset value	4.35	2.04	4.04
Net asset value, ending	$42.79	$38.44	$36.40

Total return*	15.88%	7.30%	12.48%
Ratios to average net assets:A
Net investment income	.53%	.49%	.63%
Total expenses	.67%	.68%	.68%
Expenses before offsets	.67%	.68%	.68%
Net expenses	.66%	.67%	.68%
Portfolio turnover	35%	35%	31%
Net assets, ending (in thousands)	$170,767	$163,685	$133,696

See notes to financial highlights.

Equity Portfolio
Financial Highlights

	Periods Ended
	March 31,	September 30,
Class Y Shares	2010	2009# (z)
Net asset value, beginning	$29.35	$27.35
Income from investment operations
Net investment income	.06	.08
Net realized and unrealized gain (loss)	3.04	3.84
Total from investment operations	3.10	3.92
Distributions from
Net investment income	(.01)	--
Net realized gain	--	(1.92)
Total distributions	(.01)	(1.92)
Total increase (decrease) in net asset value	3.09	2.00
Net asset value, ending	$32.44	$29.35

Total return*	10.57%	16.59%
Ratios to average net assets:A
Net investment income	.38% (a)	.34% (a)
Total expenses	2.10% (a)	11.72% (a)
Expenses before offsets	.96% (a)	.96% (a)
Net expenses	.96% (a)	.96% (a)
Portfolio turnover	21%	35%
Net assets, ending (in thousands)	$1,781	$483

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009 (z)	2008 (z)

Net asset value, beginning	$13.62	$14.93	$20.49
Income from investment operations
Net investment income	.04	.12	.15
Net realized and unrealized gain (loss)	1.76	(1.25)	(4.52)
Total from investment operations	1.80	(1.13)	(4.37)
Distributions from
Net investment income	(.11)	(.18)	(.11)
Net realized gain	--	--	(1.08)
Total distributions	(.11)	(.18)	(1.19)
Total increase (decrease) in net asset value	1.69	(1.31)	(5.56)
Net asset value, ending	$15.31	$13.62	$14.93

Total return*	13.25%	(7.22%)	(22.57%)
Ratios to average net assets:A
Net investment income	.53% (a)	1.10%	.84%
Total expenses	1.49% (a)	1.54%	1.36%
Expenses before offsets	1.39% (a)	1.44%	1.26%
Net expenses	1.39% (a)	1.43%	1.24%
Portfolio turnover	57%	111%	46%
Net assets, ending (in thousands)	$36,301	$33,040	$45,345

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$19.75	$18.76	$16.96
Income from investment operations
Net investment income	.13	.10	.12
Net realized and unrealized gain (loss)	1.53	1.51	1.75
Total from investment operations	1.66	1.61	1.87
Distributions from
Net investment income	(.09)	(.06)	(.07)
Net realized gain	(.83)	(.56)	--
Total distributions	(.92)	(.62)	(.07)
Total increase (decrease) in net asset value	.74	.99	1.80
Net asset value, ending	$20.49	$19.75	$18.76

Total return*	8.58%	8.79%	11.03% (r)
Ratios to average net assets:A
Net investment income	.66%	.56%	.64%
Total expenses	1.33%	1.36%	1.38%
Expenses before offsets	1.23%	1.26%	1.28%
Net expenses	1.20%	1.23%	1.27%
Portfolio turnover	56%	47%	38%
Net assets, ending (in thousands)	$65,209	$58,020	$54,618

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$12.36	$13.51	$18.72
Income from investment operations
Net investment income (loss)	(.12)	(.03)	(.04)
Net realized and unrealized gain (loss)	1.67	(1.12)	(4.09)
Total from investment operations	1.55	(1.15)	(4.13)
Distributions from
Net realized gain	--	--	(1.08)
Total distributions	--	--	(1.08)
Total increase (decrease) in net asset value	1.55	(1.15)	(5.21)
Net asset value, ending	$13.91	$12.36	$13.51

Total return*	12.54%	(8.51%)	(23.36%)
Ratios to average net assets:A
Net investment income (loss)	(.75%) (a)	(.26%)	(.23%)
Total expenses	2.77% (a)	2.97%	2.41%
Expenses before offsets	2.67% (a)	2.83%	2.31%
Net expenses	2.67% (a)	2.83%	2.30%
Portfolio turnover	57%	111%	46%
Net assets, ending (in thousands)	$2,710	$2,768	$4,003

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$18.20	$17.43	$15.84
Income from investment operations
Net investment income (loss)	(.06)	(.07)	(.05)
Net realized and unrealized gain (loss)	1.41	1.40	1.64
Total from investment operations	1.35	1.33	1.59
Distributions from
Net realized gain	(.83)	(.56)	--
Total distributions	(.83)	(.56)	--
Total increase (decrease) in net asset value	.52	.77	1.59
Net asset value, ending	$18.72	$18.20	$17.43

Total return*	7.55%	7.78%	10.04% (r)
Ratios to average net assets:A
Net investment income (loss)	(.30%)	(.38%)	(.31%)
Total expenses	2.29%	2.30%	2.32%
Expenses before offsets	2.19%	2.20%	2.22%
Net expenses	2.16%	2.17%	2.21%
Portfolio turnover	56%	47%	38%
Net assets, ending (in thousands)	$7,257	$8,156	$9,043

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$12.48	$13.61	$18.82
Income from investment operations
Net investment income (loss)	(.03)	.01	--
Net realized and unrealized gain (loss)	1.62	(1.12)	(4.13)
Total from investment operations	1.59	(1.11)	(4.13)
Distributions from
Net investment income	--	(.02)	--
Net realized gain	--	--	(1.08)
Total distributions	--	(.02)	(1.08)
Total increase (decrease) in net asset value	1.59	(1.13)	(5.21)
Net asset value, ending	$14.07	$12.48	$13.61
Total return*	12.74%	(8.09%)	(23.23%)
Ratios to average net assets:A
Net investment income (loss)	(.39%) (a)	.12%	(.03%)
Total expenses	2.42% (a)	2.52%	2.22%
Expenses before offsets	2.32% (a)	2.41%	2.12%
Net expenses	2.31% (a)	2.41%	2.10%
Portfolio turnover	57%	111%	46%
Net assets, ending (in thousands)	$6,189	$5,767	$6,631

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007 (z)	2006 (z)	2005
Net asset value, beginning	$18.27	$17.50	$15.90
Income from investment operations
Net investment income (loss)	(.04)	(.06)	(.05)
Net realized and unrealized gain (loss)	1.42	1.39	1.65
Total from investment operations	1.38	1.33	1.60
Distributions from
Net realized gain	(.83)	(.56)	--
Total distributions	(.83)	(.56)	--
Total increase (decrease) in net asset value	.55	.77	1.60
Net asset value, ending	$18.82	$18.27	$17.50

Total return*	7.69%	7.75%	10.06% (r)
Ratios to average net assets:A
Net investment income (loss)	(.20%)	(.33%)	(.29%)
Total expenses	2.19%	2.25%	2.28%
Expenses before offsets	2.09%	2.15%	2.18%
Net expenses	2.06%	2.12%	2.17%
Portfolio turnover	56%	47%	38%
Net assets, ending (in thousands)	$10,089	$7,846	$7,344

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009 (z)	2008 (z)
Net asset value, beginning	$13.83	$15.13	$20.67
Income from investment operations
Net investment income	.08	.20	.24
Net realized and unrealized gain (loss)	1.79	(1.27)	(4.56)
Total from investment operations	1.87	(1.07)	(4.32)
Distributions from
Net investment income	(.16)	(.23)	(.14)
Net realized gain	--	--	(1.08)
Total distributions	(.16)	(.23)	(1.22)
Total increase (decrease) in net asset value	1.71	(1.30)	(5.54)
Net asset value, ending	$15.54	$13.83	$15.13

Total return*	13.60%	(6.64%)	(22.13%)
Ratios to average net assets:A
Net investment income	1.13% (a)	1.70%	1.36%
Total expenses	.92% (a)	.95%	.85%
Expenses before offsets	.81% (a)	.81%	.75%
Net expenses	.81% (a)	.81%	.74%
Portfolio turnover	57%	111%	46%
Net assets, ending (in thousands)	$30,617	$25,174	$23,364

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007 (z)	2006(z)	2005(v)
Net asset value, beginning	$19.83	$18.75	$17.42
Income from investment operations
Net investment income	.22	.19	.03
Net realized and unrealized gain (loss)	1.55	1.50	1.30
Total from investment operations	1.77	1.69	1.33
Distributions from
Net investment income	(.10)	(.05)	--
Net realized gain	(.83)	(.56)	--
Total distributions	(.93)	(.61)	--
Total increase (decrease) in net asset value	.84	1.08	1.33
Net asset value, ending	$20.67	$19.83	$18.75

Total return*	9.09%	9.19%	7.63%
Ratios to average net assets:A
Net investment income	1.09%	.99%	.65% (a)
Total expenses	.88%	1.20%	2.57% (a)
Expenses before offsets	.78%	.84%	.82% (a)
Net expenses	.76%	.81%	.81% (a)
Portfolio turnover	56%	47%	15%
Net assets, ending (in thousands)	$24,663	$9,464	$1,246

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Amount was less than (0.01) per share.

*** Distribution was less than .01 per share.

# From October 31, 2008 inception.

(a) Annualized.

(r) Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment by affiliate.

(v) Class I shares resumed operations upon shareholder investment on April 29, 2005.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

Bond Portfolio, Money Market Portfolio and Enhanced Equity Portfolio

At a meeting held on December 8, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to each Portfolio.

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints, if applicable; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance in employing its investment strategies for each Portfolio, as applicable, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering each Portfolio's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. For the one-, three- and five-year periods ended June 30, 2009, the Portfolio's performance was above the median of its peer group. The Portfolio outperformed its Lipper index for the same one-year period, performed at the Lipper Index for the same three-year period, and underperformed the Lipper Index for the same five-year period. Based upon its review of various factors, the Board concluded that the Portfolio's performance was satisfactory.

Bond Portfolio. The Portfolio's performance was below the median of its peer group for the one-year period ended June 30, 2009, and above the median of its peer group for the same three-, five-year periods. The Portfolio underperformed its Lipper index for the same one- and three-year periods, and outperformed its Lipper index for the five-year period. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

Enhanced Equity Portfolio. For the one-, three- and five-year periods ended June 30, 2009, the Portfolio's performance was below the median of its peer group. The Portfolio underperformed its Lipper index for the same one-, three- and five-year periods. The Board noted management's discussion of the Portfolio's performance, including certain measures management had taken to address the Portfolio's underperformance. The Board noted that the Advisor had assumed day-to-day management of this Portfolio in June 2009 and that since that time the Portfolio had outperformed its benchmark. The Board considered the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio's performance.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. This data, and the conclusions of the Board with respect to that data, included the following:

Money Market Portfolio. The Portfolio's advisory fee was at the median of its peer group and the Portfolio's total expenses were above the median of its peer group The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Portfolio. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Bond Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio and the other factors considered.

Enhanced Equity Portfolio. The Portfolio's advisory fee (after taking into account waivers and/or reimbursements) was above the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolios. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Portfolio's Class I shares, as well as the Advisor's voluntary waiver of a portion of its advisory fee (for all classes) of the Portfolio. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Money Market Portfolio, the Trustees also noted the Advisor's current undertaking to maintain expense limitations for the Portfolio. With respect to the Enhanced Equity Portfolio, the Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares and the Advisor's voluntary waiver of a portion of its advisory fee (for all classes). The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board took into account that the Bond Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified assets levels as the Portfolio's assets increased. The Board noted that the Bond Portfolio had not yet reached the specified asset level at which a breakpoint to its advisory fee would be triggered. With respect to the Money Market Portfolio, the Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Portfolio's current size. With respect to the Portfolios, the Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) with respect to the Bond Portfolio and the Money Market Portfolio, the performance of each Portfolio was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices, and with respect to the Enhanced Equity Portfolio, the appropriate action was being taken with respect to the Portfolio's performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio's advisory fee is reasonable in relation to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of each Portfolio and its shareholders.

Balanced Portfolio and Equity Portfolio

At a meeting held on December 8, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved with respect to each Portfolio the continuance of the Investment Advisory Agreement between the Fund and the Advisor and the respective Investment Subadvisory Agreement(s) between the Advisor and the respective Subadvisor(s).

In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreements. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreements with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Portfolio's advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of each Portfolio's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio's growth and size on the Portfolio's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's management through Board of Trustees' meetings, discussions and other reports. With respect to the Balanced Portfolio, the Board considered the Advisor's management style and its performance in employing its investment strategies for the fixed-income portion of the Portfolio, as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Funds. The Board discussed the Advisor's effectiveness in monitoring the performance of each Portfolio's Subadvisor(s) and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolios' performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group or peer universe, as applicable, by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. For the one-, three- and five-year periods ended June 30, 2009, the Portfolio's performance was below the median of its peer group. The Portfolio underperformed its Lipper index for the same periods. The Board took into account the steps management had taken to address the Portfolio's underperformance, including replacing one subadvisor in June 2008 and reallocating a portion of the Portfolio's assets to one of the remaining subadvisors. The Board considered the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that appropriate action had been taken with respect to the Portfolio's performance.

Equity Portfolio. For the one-, three- and five-year periods ended June 30, 2009, the Portfolio's performance was above the median of its peer group. The Portfolio outperformed its Lipper Index for the same periods. The Board noted the Portfolio's improved performance. Based upon its review, the Board concluded that the Portfolio's performance was satisfactory.

In considering the Portfolios' fees and expenses, the Board compared each Portfolio's fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following:

Balanced Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also noted the Advisor's current undertaking to maintain expense limitations for Class I, as well as the Advisor's voluntary waiver of a portion of its advisory fee (for all classes) above a certain asset level. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

Equity Portfolio. The Portfolio's advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also noted management's discussion of the Portfolio's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Portfolio for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. With respect to the Balanced Portfolio, the Board noted that the Advisor had reimbursed expenses of the Fund. With respect to the Balanced Portfolio , the Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund's Class I shares and the Advisor's voluntary waiver of a portion of its advisory fee (for all classes). The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. The Board also noted that the Advisor paid the Subadvisors' subadvisory fees out of the advisory fees it received from the Portfolios. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with each Portfolio was reasonable.

The Board considered the effect of each Portfolio's current size and potential growth on its performance and fees. The Board took into account that each Portfolio's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified asset levels as the Portfolio's assets increased.     With respect to both of the Portfolios, the Board also noted that if a Portfolio's assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

In evaluating the Investment Subadvisory Agreement(s) with respect to each Portfolio, the disinterested Trustees reviewed information provided by each Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, each Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and each Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Portfolio-by-Portfolio basis, among other factors: the nature, extent and the quality of the services to be provided by each Subadvisor; each Subadvisor's management style and long-term performance record; the performance record of the Portfolio that each Subadvisor subadvised and each Subadvisor's performance in employing its investment strategies; each Subadvisor's current level of staffing and its overall resources; the qualifications and experience of each Subadvisor's personnel; each Subadvisor's financial condition with respect to its ability to perform the services required under the respective Investment Subadvisory Agreement(s); the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio under its respective Investment Subadvisory Agreement(s).

As noted above, the Board considered each Portfolio's performance during the one-, three-, five-year periods ended June 30, 2009 as compared to that Portfolio's peer group or peer universe, as applicable, and noted that it reviewed on a quarterly basis detailed information about each Portfolio's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor.

In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio, the Board noted that the subadvisory fees under the Investment Subadvisory Agreements were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreements and the corresponding subadvisory fees at arm's length. In addition, the Board considered comparative fee information with respect to the Balanced Portfolio and the Equity Portfolio. Based upon its review, the Board determined that the subadvisory fee was reasonable with respect to each Portfolio. Because the Advisor pays the respective Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's-length by the Advisor, the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the respective Portfolio were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Subadvisor's management of the respective Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fees for certain of the Subadvisors with respect to the Balanced Portfolio contained breakpoints.

In reapproving each Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor (with respect to the Balanced Portfolio) and Subadvisor are qualified to manage the respective Portfolio's assets in accordance with the Portfolio's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Advisor (with respect to the Balanced Portfolio) and the Subadvisor are likely to execute their investment strategies consistently over time; (e) with respect to the Balanced Portfolio, appropriate action is being taken with respect the Portfolio's performance, and with respect to the Equity Portfolio, the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) each Portfolio's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement(s) with respect to each Portfolio would be in the best interests of the Portfolio and its shareholders.

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Calvert Social Investment Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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Calvert's Family of Funds

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CTFR Money Market Portfolio

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Mid Cap Value Fund
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Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


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Allocation Funds

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Semi-Annual Report
March 31, 2010

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TABLE OF CONTENTS
4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
18	Shareholder Expense Example
21	Statements of Net Assets
24	Statements of Operations
25	Statements of Changes in Net Assets
30	Notes to Financial Statements
35	Financial Highlights
43	Explanation of Financial Tables
45	Proxy Voting and Availability of Quarterly Portfolio Holdings
45	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

SRI Update
from the Calvert Sustainability Research Department

Calvert continues to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term value and are even more important during this period of recovery from the financial crisis of 2008 and 2009. We've also had unprecedented opportunities to help create new policies in these areas--and make sure the voices of our shareholders are heard loud and strong.

Financial Reform

The financial crisis of the past two years has revealed a number of critical issues and risks that need to be addressed if we are to prevent a repeat experience in the future. Calvert has been working to promote financial reform at the regulatory and legislative level--particularly to fortify the regulatory framework, strengthen consumer protections, and promote more responsible corporate governance.

One such area of financial reform relating to consumer protection is bank overdraft fee practices. We are leading an informal investor coalition that has engaged companies, supported legislation in Congress, and submitted comments to the Federal Reserve calling for changes in how banks provide short-term loans to consumers. We also filed shareholder resolutions calling on BB&T and Capital One to report to shareholders about their overdraft policies and practices, with an eye toward getting them to identify those that are abusive and predatory.

Other Shareholder Advocacy

For the 2010 proxy season, Calvert filed or co-filed 42 resolutions, focusing on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. To date, 26 resolutions have been withdrawn after companies agreed to address our concerns.

Say on Pay

It's particularly notable that we were able to successfully withdraw our "say on pay" resolutions at JPMorgan Chase, American Express, and Morgan Stanley after each agreed to hold a referendum on their compensation practices as part of the proxy statements for their 2010 annual meetings.

"Say on Pay" resolutions have become increasingly common since the financial crisis and bailout focused scrutiny on executive compensation and bonuses. Recipients of Troubled Asset Relief Program funding were required to implement advisory votes on executive pay, but those requirements end when companies repay their obligations. However, we are also working to persuade legislators to pass a bill that requires every publicly owned company to establish an annual advisory vote on pay.

Climate Change

Through participation in the Investor Network on Climate Risk and company dialogues, we have stepped up our support for incentives that will encourage companies to reduce carbon emissions. Calvert also met with several Securities and Exchange Commission (SEC) commissioners about providing interpretive guidance on how corporations should disclose greenhouse gas emissions data and present their analysis of climate risks and opportunities in filings. The SEC subsequently voted 3-2 to approve the measure, which is a major step toward increasing transparency on these issues.

Board Diversity

We were also pleased to see the SEC approve requirements for companies to disclose whether they consider diversity in identifying board director nominees. Public companies must also say if they have a stated policy to this effect and, if they do, they must also disclose how the policy is implemented and its effectiveness measured. Calvert helped lead efforts in favor of this requirement and, in fact, our comments are cited six times in the final SEC rule.

Calvert published a corporate board diversity disclosure scorecard that outlines how companies in the Russell 1000 Index have responded to the new disclosure requirements and analyzes any progress between disclosures made in 2009 and 2010. So far, we are pleased to see that a few companies provide previously unreleased information on the gender and racial make-up of their directors as well as statements about the value of diversity. However, we are disappointed that so few companies have a formal policy on director diversity.

The Women's Principles

Calvert continues to work with the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) to create an international framework for the Calvert Women's Principles® (CWP). In March, this resulted in the launch of the Women's Empowerment Principles, which are based on the CWP. The launch event also honored International Women's Day by bringing together a variety of organizations to further explore how corporations in every industry and region around the world can apply these Principles.

We are also working with the Global Reporting Initiative Gender Working Group to update the G3 Guidelines to better address gender-related issues in sustainability reporting. Also the Gender Equality Principles Initiative--a partnership between the San Francisco Department on the Status of Women, Calvert, and Verité--launched a new website in March to provide companies with tools and resources to improve gender equality from the factory floor to the boardroom.

Other accomplishments include:

After three years of asking Allergan to provide annual updates on its efforts to eliminate the use of animals in Botox® safety testing, the company announced in January that it has cut animal use in its testing protocol by 78%. While we would prefer a 100% reduction, we believe this dramatic cut indicates a serious commitment to this goal.

Calvert has also been working on several fronts to help companies ensure that minerals in their electronics components are not fueling the war in the Democratic Republic of the Congo. More than five million lives have been lost and countless women and children victimized by brutal sexual violence in the Congo as armed groups fight for control of some of the richest deposits of tin, tantalum, tungsten, and gold in the world.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

One example of those supported by the Foundation's work is Alice, a 33-year old Kenyan woman with a large family who lost almost everything to political violence in 2008. However, a small loan from the Kenya Women's Finance Trust has enabled Alice to set up a small shop that provides for her family and sends her children to school.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One new addition was IGNIA Fund I, LP, a venture capital fund that invests in commercially promising businesses that improve the lives of those at the bottom of the socioeconomic pyramid. The Obama administration recently recognized IGNIA for its role in testing an innovative social impact star rating system that allows investors to better compare investment opportunities and helps channel more capital to higher-impact investments.

Also, a larger firm acquired Neodiagnostix--a special equities holding that provides innovative non-invasive tests for cervical cancer--during the reporting period, which provided a nice return for investors.2

1. As of March 31, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 1.07%, CSIF Bond Portfolio 0.35%, CSIF Equity Portfolio 0.50%, Calvert Capital Accumulation Fund 1.35%, Calvert World Values International Equity Fund 1.14%, Calvert New Vision Small Cap Fund 1.34%, and Calvert Large Cap Growth Fund 0.38%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of March 31, 2010, Ignia Fund I, LP represented 0.02% of Calvert Large Cap Growth Fund; Neodiagnostix represented 0.02% of CSIF Equity Portfolio. All holdings are subject to change without notice.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: BB&T represented 0.31% of Calvert Social Index Fund. Capital One represented 0.26% of Calvert Social Index Fund, 0.69% of CSIF Enhanced Equity Po rtfolio, 0.64% of CSIF Balanced Portfolio, and 1.38% of CSIF Bond Portfolio. JPMorgan Chase represented 0.69% of CSIF Balanced Portfolio, 2.69% of CSIF Bond Portfolio, 2.50% of Calvert Social Index Fund and 3.16% of CSIF Enhanced Equity Portfolio. American Express represented 0.14% of CSIF Balanced Portfolio, 1.72% of CSIF Enhanced Equity Portfolio and 0.61% of Calvert Social Index Fund. Morgan Stanley represented 0.91% of Calvert Large Cap Value Fund. Allergan represented 1.15% of CSIF Equity Portfolio, 1.76% of Calvert Large Cap Growth Fund and 0.28% of Calvert Social Index Fund.

All holdings are subject to change without notice.

Portfolio Management Discussion

Natalie A. Trunow,
Senior Vice President,
Chief Investment Officer of Calvert Asset Management Company

Performance

The Calvert Asset Allocation Funds produced mixed results for the six-month period ending March 31, 2010. Since stocks outperformed bonds and cash during the period, the Funds with the greater exposure to stocks produced the higher returns. Here are the results relative to their benchmarks:

Calvert Conservative Allocation Fund Class A shares (at NAV) returned 5.19% during the period, outperforming its benchmark, the Barclays Capital U.S. Credit Index, which returned 3.33% for the period. The Fund invests in both stocks and bonds through investments in a variety of Calvert mutual funds. A blended return from a mix of market indexes,1 which more closely reflects how the Calvert manages the Fund, returned 4.94%.

Calvert Moderate Allocation Fund Class A shares (at NAV) returned 6.70% during the period, underperforming its benchmark, the Russell 3000 Index, which returned 12.19% for the period. The Fund invests in both stocks and bonds through investments in a variety of Calvert mutual funds. A blended return from a mix of market indexes,2 which more closely reflects how the Calvert manages the Fund, returned 7.32%.

Calvert Aggressive Allocation Fund Class A shares (at NAV) returned 8.00% during the

*  Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** In December 2009 the Fund changed its broad-based benchmark to the Barclays Capital U.S. Credit Index from the Conservative Allocation Composite Index (consisting of 22% Russell 3000 Index, 8% Morgan Stanley Capital International Europe Australasia Far East Global Investable Market Index, 60% Barclays Capital U.S. Credit Index and 10% Barclays Capital 3-month T-Bill Bellwether Index), in order to adopt an index that is not blended. The Fund also continues to show the Conservative Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

Conservative Allocation Fund
March 31, 2010
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	23%
International and Global Equity Mutual Funds	8%
Fixed Income Mutual Funds	69%
Total	100%
Investment Performance (Total Return at NAV*)	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	5.19%	24.46%
Class C	4.51%	22.81%
Barclays Capital U.S. Credit Index**	3.33%	20.83%
Conservative Allocation Composite Benchmark**	4.94%	28.60%
Lipper Mixed-Asset Target Allocation Conservative Funds Average	5.60%	27.20%

Moderate Allocation Fund
March 31, 2010
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	49%
International and Global Equity Mutual Funds	17%
Fixed Income Mutual Funds	34%
Total	100%
Investment Performance (Total Return at NAV*)	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	6.70%	36.12%
Class C	6.22%	35.13%
Class I	6.95%	36.94%
Russell 3000 Index**	12.19%	52.44%
Moderate Allocation Composite Benchmark**	7.32%	41.13%
Lipper Mixed-Asset Target Allocation Growth Funds Average	8.06%	40.02%

Aggressive Allocation Fund
March 31, 2010
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	66%
International and Global Equity Mutual Funds	24%
Fixed Income Mutual Funds	10%
Total	100%
Investment Performance (Total Return at NAV*)	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	8.00%	45.67%
Class C	7.27%	43.60%
Class I	8.06%	45.94%
Russell 3000 Index***	12.19%	52.44%
Aggressive Allocation Composite Benchmark***	8.98%	50.41%
Lipper Multi-Cap Core Funds Average	11.01%	52.56%

period, underperforming its benchmark, the Russell 3000 Index, which returned 12.19% for the period. The Fund invests in both stocks and bonds through investments in a variety of Calvert mutual funds. A blended return from a mix of market indexes,3 which more closely reflects how the Calvert manages the Fund, returned 8.98%.

Investment Climate

Over the last six months, stock markets around the globe have continued to rally. In the U.S., the Russell 1000 Index gained 12.11%, but was edged out by both the Russell Mid

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** In December 2009 the Fund changed its broad-based benchmark to the Russell 3000 Index from the Moderate Allocation Composite Index (consisting of 47% Russell 3000 Index, 18% Morgan Stanley Capital International Europe Australasia Far East Global Investable Market Index, 30% Barclays Capital U.S. Credit Index and 5% Barclays Capital 3-month T-Bill Bellwether Index), in order to adopt an index that is not blended. The Fund also continues to show the Moderate Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

*** In December 2009 the Fund charged its broad-based benchmark to the Russell 3000 Index from the Aggressive Allocation Composite Index (consisted of 64% Russell 3000 Index, 26% Morgan Stanley Capital International Europe Australasia Far East Global Investable Market Index, and 10% Barclays Capital U.S. Credit Index), in order to adopt an index that is not blended. The Fund also continues to show the Aggressive Allocation Composite Index because it is more consistent with the Fund's portfolio construction process and represents a more accurate reflection of the Fund's anticipated risk and return patterns.

Cap Index's return of 15.01% and the 13.07% return for the Russell 2000 Index, a measure of small-cap stocks. Large-cap growth stocks outperformed large-cap value stocks for the period, while value held a slight advantage among small- and mid-cap stocks.

Results were more mixed with international stocks. The MSCI Europe, Australasia, Far East Investable Market Index (MSCI EAFE IMI), a measure of stock market performance in developed countries, was up only 3.26% in U.S. dollar terms. A strong U.S. dollar relative to other developed-market currencies hurt Americans who invested in foreign equities, trimming 4.67% off of local market returns in non-U.S. developed markets. However, results were better in emerging markets, with the MSCI Emerging Markets IMI Index up 12.02%, boosted by the weakness of the U.S. dollar relative to emerging market currencies.

Overall, equity markets have built on the rally that started in early March 2009 when investors began to perceive the "green shoots" of an economic recovery. Economic news throughout the period suggested that a slow--and at times uneven--recovery was under way. U.S. gross domestic product (GDP) has resumed its growth after bottoming out during the recession. However, persistently high unemployment, continued weakness in residential and commercial real estate markets, and somewhat wary consumers have limited the upside of this recovery.

Investment Strategy

Calvert Conservative Allocation Fund

Calvert Conservative Allocation Fund outperformed the Barclays Capital U.S. Credit Index during the six-month period primarily because approximately 30% of the Fund is invested in stocks. As mentioned above, stocks outperformed bonds for the period, with returns of 12.19% for the Russell 3000 Index compared to 3.33% for the benchmark, which solely invests in fixed-income securities.

Relative to the blend of indexes that more closely matches the Fund's allocation of stocks and bonds, the Fund outperformed by 0.25 percentage points for the six-month period. The Fund's lack of an explicit holding of cash and short-term fixed-income investments such as money-market funds boosted returns as the Federal Reserve's low interest rate policies kept short-term interest rates close to 0%.

Calvert Moderate Allocation Fund

An allocation of approximately 35% to bonds largely caused the Calvert Moderate Allocation Fund to underperform its all-stock benchmark, the Russell 3000 Index. However, the Fund's allocation of approximately 20% to international stocks hurt as well, as the MSCI EAFE IMI Index underperformed the Russell 3000 Index by 8.94 percentage points.

Relative to the blend of indexes that more closely matches the Fund's allocation of stocks and bonds, the Fund underperformed by 0.62 percentage points. In this case, the relative

Conservative Allocation Fund Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)	Class A Shares
One year	18.53%
Since inception	2.66%
(4/29/05)
Class C Shares
One year	21.81%
Since inception	2.32%
(4/29/05)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 1.65%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison

Comparison of change in value of $10,000 investment.

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
4/30/2005
3/31/2006
3/31/2007
3/31/2008
3/31/2009
3/31/2010
Calvert Conservative Allocation Fund (A) - $11,383
Calvert Conservative Allocation Fund (C) - $11,197
Barclays Capital U.S. Credit Index - $12,816
Conservative Allocation Composite Benchmark - $ 12,566
Lipper Mixed-Asset Target Alloc Conservative Funds Average - $11,724

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison.

Moderate Allocation Fund Statistics
March 31, 2010
Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	29.61%
Since inception	1.39%
(4/29/05)
Class C Shares
One year	34.13%
Since inception	1.53%
(4/29/05)
Class I Shares*
One year	36.94%
Since inception	2.64%
(4/29/05)

** The Calvert Moderate and Aggressive Allocation Funds first offered Class I shares beginning on January 31, 2008. Performance results for Class I prior to January 31, 2008 reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher due to class specific expenses.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 1.58%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

underperformance of the allocations to Calvert Funds that invest primarily in international equities was the main reason for the Fund's relative underperformance.

Calvert Aggressive Allocation Fund

Calvert Aggressive Allocation Fund underperformed the Russell 3000 Index largely because of the Fund's approximately 25% allocation to international stocks, which underperformed U.S. stocks by 8.94 percentage points as measured by the MSCI EAFE IMI Index and the Russell 3000 Index. Also, approximately 10% of the Fund is invested in bonds, which underperformed the Fund's benchmark by 8.86 percentage points.

The Fund underperformed by 0.98 percentage points relative to the blend of indexes that more closely matches its allocation of stocks and bonds. Again, this was primarily attributable to the relative underperformance of the allocations to Calvert Funds that invest primarily in international equities.

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and Class C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Outlook

Although the economic recovery may seem slow and painful--especially when it comes to unemployment--it is on track. Industrial production posted a small 0.1% rise in February after a 0.9% jump in January and a 0.7% jump in December, confirming that the manufacturing sector is still leading the way. We continue to believe that the consumer will be the next major factor necessary for a robust and extended economic recovery and that any meaningful uptick in consumer sentiment and spending in combination with ongoing recovery in the manufacturing sector could significantly improve the robustness of the economic upturn and further energize the markets. We believe that the consumer will start to return to more normal spending levels this year (although not the levels seen during the height of the housing bubble) if the employment picture improves as businesses run out of room to cut costs and start to hire new workers. It appears that the market may be anticipating a similar trend, with the Consumer Discretionary sector returning over 10% for the quarter.

Aggressive Allocation Fund Statistics
March 31, 2010
Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	38.78%
Since inception	-0.15%
(6/30/05)
Class C Shares
One year	42.60%
Since inception	-0.42%
(6/30/05)
Class I Shares*
One year	45.94%
Since inception	0.96%
(6/30/05)

** The Calvert Moderate and Aggressive Allocation Funds first offered Class I shares beginning on January 31, 2008. Performance results for Class I prior to January 31, 2008 reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher due to class specific expenses.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A shares is 1.91%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

A short-term concern is that once the strong contribution to GDP from inventory rebuilding subsides and the effects of the stimulus wane, GDP growth may slow. We believe that, while an important concern, this is unlikely to result in negative GDP growth that would lead to a double-dip recession in 2010.

April 2010

1. For Calvert Conservative Allocation Fund: 60% Barclays Capital U.S. Credit Index, 22% Russell 3000 Index, 8% MSCI EAFE IMI Index, 10% Barclays Capital 3-month T-Bill Bellwether Index.

2. For Calvert Moderate Allocation Fund: 30% Barclays Capital U.S. Credit Index, 47% Russell 3000 Index, 18% MSCI EAFE IMI Index, 5% Barclays Capital 3-month T-Bill Bellwether Index.

3. For Calvert Aggressive Allocation Fund: 10% Barclays Capital U.S. Credit Index, 64% Russell 3000 Index, 26% MSCI EAFE IMI Index

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and Class C shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Conservative	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,051.90	$2.25
Hypothetical	$1,000.00	$1,022.74	$2.22
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,045.10	$8.82
Hypothetical	$1,000.00	$1,016.31	$8.70
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 1.73% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Moderate	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,067.00	$3.99
Hypothetical	$1,000.00	$1,021.07	$3.90
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,062.20	$7.96
Hypothetical	$1,000.00	$1,017.21	$7.78
(5% return per year before expenses)

Moderate	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class I
Actual	$1,000.00	$1069.50	$1.19
Hypothetical	$1,000.00	$1,023.78	$1.16
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.77%, 1.55% and 0.23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Aggressive	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,080.00	$2.23
Hypothetical	$1,000.00	$1,022.79	$2.17
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,072.70	$9.30
Hypothetical	$1,000.00	$1,015.96	$9.05
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,080.60	$1.19
Hypothetical	$1,000.00	$1,023.78	$1.16
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.43%, 1.80% and 0.23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

CONSERVATIVE ALLOCATION FUND
Statement of Net Assets
March 31, 2010
Mutual Funds - 100.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I	40,876	$1,148,622
Calvert Mid Cap Value Fund, Class I	46,858	783,470
Calvert Small Cap Value Fund, Class I*	23,283	387,197
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	139,803	1,526,654
Calvert Social Investment Fund:
Bond Portfolio, Class I	1,602,182	24,705,640
Enhanced Equity Portfolio, Class I	198,491	3,084,545
Equity Portfolio, Class I	32,935	1,128,015
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	15,514	402,576
International Equity Fund, Class I	189,905	2,770,720

Total Mutual Funds (Cost $34,883,858)		35,937,439

TOTAL INVESTMENTS (Cost $34,883,858) - 100.1%		35,937,439
Other assets and liabilities, net - (0.1%)		(18,349)
Net Assets - 100%		$35,919,090

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,932,502 shares outstanding		$28,950,610
Class C: 497,334 shares outstanding		7,377,857
Undistributed net investment income		4,782
Accumulated net realized gain (loss) on investments		(1,467,740)
Net unrealized appreciation (depreciation) on investments		1,053,581
Net Assets		$35,919,090

Net Asset Value Per Share
Class A (based on net assets of $28,595,312)		$14.80
Class C (based on net assets of $7,323,778)		$14.73

* Non-income producing security.

See notes to financial statements.

MODERATE ALLOCATION FUND
Statement of Net Assets
March 31, 2010
Mutual Funds - 100.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	201,567	$1,838,294
Calvert Large Cap Growth Fund, Class I	377,026	10,594,426
Calvert Mid Cap Value Fund, Class I	216,639	3,622,204
Calvert Small Cap Value Fund, Class I*	214,710	3,570,622
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	429,777	4,693,165
Calvert Social Investment Fund:
Bond Portfolio, Class I	2,455,667	37,866,391
Enhanced Equity Portfolio, Class I	1,066,634	16,575,498
Equity Portfolio, Class I	337,803	11,569,748
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	47,774	1,239,732
Calvert International Opportunities Fund, Class I	188,878	2,217,429
International Equity Fund, Class I	1,016,073	14,824,512
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I*	240,037	3,410,932

Total Mutual Funds (Cost $118,516,956)		112,022,953

TOTAL INVESTMENTS (Cost $118,516,956) - 100.1%		112,022,953
Other assets and liabilities, net - (0.1%)		(113,644)
Net Assets - 100%		$111,909,309

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 6,111,342 shares outstanding		$99,414,759
Class C: 1,376,541 shares outstanding		22,082,924
Class I: 121,839 shares outstanding		1,813,852
Undistributed net investment income		10,711
Accumulated net realized gain (loss) on investments		(4,918,934)
Net unrealized appreciation (depreciation) on investments		(6,494,003)
Net Assets		$111,909,309

Net Asset Value Per Share
Class A (based on net assets of $90,076,457)		$14.74
Class C (based on net assets of $20,031,032)		$14.55
Class I (based on net assets of $1,801,820)		$14.79

* Non-income producing security.

See notes to financial statements.

AGGRESSIVE ALLOCATION FUND
Statement of Net Assets
March 31, 2010
Mutual Funds - 100.1%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I*	159,287	$1,452,694
Calvert Large Cap Growth Fund, Class I	243,788	6,850,453
Calvert Mid Cap Value Fund, Class I	152,890	2,556,319
Calvert Small Cap Value Fund, Class I*	227,252	3,779,200
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	227,617	2,485,575
Calvert Social Investment Fund:
Bond Portfolio, Class I	371,023	5,721,180
Enhanced Equity Portfolio, Class I	704,904	10,954,212
Equity Portfolio, Class I	249,928	8,560,028
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I*	37,976	985,471
Calvert International Opportunities Fund, Class I	149,646	1,756,843
International Equity Fund, Class I	765,789	11,172,865
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I*	253,658	3,604,475

Total Mutual Funds (Cost $67,359,618)		59,879,315

TOTAL INVESTMENTS (Cost $67,359,618) - 100.1%		59,879,315
Other assets and liabilities, net - (0.1%)		(40,834)
Net Assets - 100%		$59,838,481

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,673,743 shares outstanding		$59,967,343
Class C: 632,545 shares outstanding		9,723,312
Class I: 63.63 shares outstanding		1,040
Undistributed net investment income		79,021
Accumulated net realized gain (loss) on investments		(2,451,932)
Net unrealized appreciation (depreciation) on investments		(7,480,303)
Net Assets		$59,838,481

Net Asset Value Per Share
Class A (based on net assets of $51,412,035)		$13.99
Class C (based on net assets of $8,425,553)		$13.32
Class I (based on net assets of $893)		$14.03

*Non-income producing security.

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2010
Net Investment Income	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income:
Dividend income	$574,281	$1,348,467	$534,647
Total investment income	574,281	1,348,467	534,647

Expenses:
Transfer agency fees and expenses	37,558	111,367	87,118
Administrative fees	23,854	76,779	41,608
Distribution Plan expenses:
Class A	31,726	103,275	59,529
Class C	32,125	92,016	39,267
Trustees' fees and expenses	1,978	6,231	3,383
Registration fees	12,418	19,510	18,040
Reports to shareholders	5,890	24,740	18,743
Professional fees	9,649	12,146	10,506
Accounting fees	17,024	20,162	20,170
Miscellaneous	1,706	4,102	3,003
Total expenses	173,928	470,328	301,367
Reimbursement from Advisor:
Class A	(62,518)	--	(122,262)
Class I	--	(6,458)	(6,027)
Net expenses	111,410	463,870	173,078

Net Investment Income	462,871	884,597	361,569

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(180,704)	(439,812)	(386,194)
Change in unrealized appreciation or (depreciation)	1,311,899	6,241,295	4,323,158

Net Realized and Unrealized
Gain (Loss) on Investments	1,131,195	5,801,483	3,936,964

Increase (Decrease) in Net Assets
Resulting From Operations	$1,594,066	$6,686,080	$4,298,533

See notes to financial statements.

Conservative Allocation Fund
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$462,871	$726,193
Net realized gain (loss) on investments	(180,704)	(1,192,748)
Change in unrealized appreciation (depreciation)	1,311,899	1,825,314

Increase (Decrease) in Net Assets
Resulting From Operations	1,594,066	1,358,759

Distributions to shareholders from:
Net investment income:
Class A Shares	(402,824)	(636,240)
Class C Shares	(60,103)	(87,529)
Net realized gain:
Class A Shares	--	(238,077)
Class C Shares	--	(57,126)
Total distributions	(462,927)	(1,018,972)

Capital share transactions:
Shares sold:
Class A Shares	6,038,237	9,457,967
Class C Shares	1,881,750	2,374,257
Reinvestment of distributions:
Class A Shares	380,174	806,999
Class C Shares	48,303	121,116
Redemption fees:
Class A Shares	483	1,196
Class C Shares	11	516
Shares redeemed:
Class A Shares	(2,023,777)	(4,790,793)
Class C Shares	(583,910)	(1,223,383)
Total capital share transactions	5,741,271	6,747,875

Total Increase (Decrease) in Net Assets	6,872,410	7,087,662

Net Assets
Beginning of period	29,046,680	21,959,018
End of period (including undistributed net
investment income of $4,782 and 4,838 respectively)	$35,919,090	$29,046,680

Capital Share Activity
Shares sold:
Class A Shares	415,248	731,890
Class C Shares	130,677	184,546
Reinvestment of distributions:
Class A Shares	26,237	63,321
Class C Shares	3,359	9,655
Shares redeemed:
Class A Shares	(139,451)	(373,838)
Class C Shares	(40,582)	(95,309)
Total capital share activity	395,488	520,265

See notes to financial statements.

Moderate Allocation Fund
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$884,597	$1,370,369
Net realized gain (loss) on investments	(439,812)	(4,288,304)
Change in unrealized appreciation (depreciation)	6,241,295	2,559,144

Increase (Decrease) in Net Assets
Resulting From Operations	6,686,080	(358,791)

Distributions to shareholders from:
Net investment income:
Class A Shares	(746,623)	(1,164,849)
Class C Shares	(123,248)	(183,064)
Class I Shares	(13,437)	(19,530)
Net realized gain:
Class A Shares	--	(1,932,032)
Class C Shares	--	(440,213)
Class I Shares	--	(24,825)
Total distributions	(883,308)	(3,764,513)

Capital share transactions:
Shares sold:
Class A Shares	11,668,403	16,316,969
Class C Shares	3,001,697	3,565,253
Class I Shares	824,402	--
Reinvestment of distributions:
Class A Shares	706,082	2,922,993
Class C Shares	103,495	519,829
Class I Shares	13,438	44,355
Redemption fees:
Class A Shares	74	656
Class C Shares	8	6
Shares redeemed:
Class A Shares	(4,814,157)	(13,102,429)
Class C Shares	(1,667,649)	(2,569,222)
Class I Shares	(43,535)	(27,052)
Total capital share transactions	9,792,258	7,671,358

Total Increase (Decrease) in Net Assets	15,595,030	3,548,054

Net Assets
Beginning of period	96,314,279	92,766,225
End of period (including undistributed net investment
income of $10,711 and $9,422, respectively)	$111,909,309	$96,314,279

Capital Share Activity	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares sold:
Class A Shares	820,633	1,359,144
Class C Shares	213,342	299,081
Class I Shares	57,656	--
Reinvestment of distributions:
Class A Shares	49,509	255,288
Class C Shares	7,351	45,964
Class I Shares	934	3,836
Shares redeemed:
Class A Shares	(338,882)	(1,088,889)
Class C Shares	(119,415)	(213,577)
Class I Shares	(3,050)	(2,028)
Total capital share activity	688,078	658,819

See notes to financial statements.

Aggressive Allocation Fund
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$361,569	$483,601
Net realized gain (loss) on investments	(386,194)	(1,992,919)
Change in unrealized appreciation (depreciation)	4,323,158	(43,521)

Increase (Decrease) in Net Assets
Resulting From Operations	4,298,533	(1,552,839)

Distributions to shareholders from:
Net investment income:
Class A Shares	(278,522)	(399,484)
Class C Shares	(46,449)	(41,681)
Class I Shares	(5)	(8)
Net realized gain:
Class A Shares	--	(1,391,004)
Class C Shares	--	(224,716)
Class I Shares	--	(27)
Total distributions	(324,976)	(2,056,920)

Capital share transactions:
Shares sold:
Class A Shares	5,221,970	9,047,343
Class C Shares	1,304,305	2,293,592
Reinvestment of distributions:
Class A Shares	264,841	1,719,545
Class C Shares	41,055	226,518
Class I Shares	5	35
Redemption fees:
Class A Shares	60	170
Class C Shares	481	394
Shares redeemed:
Class A Shares	(2,840,686)	(5,939,885)
Class C Shares	(879,918)	(1,327,696)
Total capital share transactions	3,112,113	6,020,016

Total Increase (Decrease) in Net Assets	7,085,670	2,410,257

Net Assets
Beginning of period	52,752,811	50,342,554
End of period (including undistributed net investment
income of $79,021 and $42,428, respectively)	$59,838,481	$52,752,811

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A Shares	391,669	827,100
Class C Shares	102,125	218,145
Reinvestment of distributions:
Class A Share	19,691	169,358
Class C Shares	3,195	23,082
Class I Shares	--	3
Shares redeemed:
Class A Shares	(213,720)	(540,570)
Class C Shares	(68,863)	(123,738)
Total capital share activity	234,097	573,380

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Effective January 31, 2008, Moderate and Aggressive began to offer Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Funds will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Funds' policy regarding valuation of investments, please refer to the Funds' most recent prospectus.

The following is a summary of the inputs used to value the Funds' net assets as of March 31, 2010:
	Valuation Inputs
Conservative
Investments in Securities	Level 1	Level 2	Level 3	Total
Mutual Funds	$35,937,439	-	-	$35,937,439
TOTAL	$35,937,439	-	-	$35,937,439

Moderate	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Mutual Funds	$112,022,953	-	-	$112,022,953
TOTAL	$112,022,953	-	-	$112,022,953

Aggressive	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Mutual Funds	$59,879,315	-	-	$59,879,315
TOTAL	$59,879,315	-	-	$59,879,315

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At period end, $9,349, $35,941 and $1,252 was payable to the Advisor from Conservative, Moderate and Aggressive, respectively, for operating expenses paid by the Advisor during March 2010.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2011. The contractual expense cap is 0.44%, 0.80%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each Fund. The contractual expense cap is .23% for Class I Shares of both Moderate and Aggressive. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A, Class C and Class I of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $4,590, $14,283 and $7,742 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds' average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $12,310, $36,049, and $18,320 was payable at period end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $16,092, $45,303, and $23,247 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received fees of $5,791, $25,459 and $20,152 for the six months ended March 31, 2010 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $1,061, $4,465 and $3,473 was payable at period end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$6,884,602	$11,725,200	$4,335,023
Sales	1,112,191	1,924,152	1,182,209

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at March 31, 2010:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments...	$36,345,790	$122,669,359	$69,691,139
Unrealized appreciation	182,049	25,613	26,705
Unrealized depreciation	(590,400)	(10,672,019)	(9,838,529)
Net appreciation/(depreciation)	(408,351)	(10,646,406)	(9,811,824)

Net realized capital loss carryforwards for federal income tax purposes of $15,843, $505,630, and $121,097 in Conservative, Moderate, and Aggressive, respectively, at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

Moderate and Aggressive intend to elect to defer net capital losses of $276,685 and $2,283, respectively, incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the six months ended March 31, 2010.

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Conservative Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$14.29	$14.52	$16.45
Income from investment operations
Net investment income	.23	.45	.62
Net realized and unrealized gain (loss)	.51	(.04)	(1.70)
Total from investment operations	.74	.41	(1.08)
Distributions from
Net investment income	(.23)	(.45)	(.62)
Net realized gain	--	(.19)	(.23)
Total distributions	(.23)	(.64)	(.85)
Total increase (decrease) in net asset value	.51	(.23)	(1.93)
Net asset value, ending	$14.80	$14.29	$14.52
Total return*	5.19%	3.48%	(6.90%)
Ratios to average net assets: A,B
Net investment income	3.17% (a)	3.41%	3.92%
Total expenses	.93% (a)	1.04%	1.07%
Expenses before offsets	.44% (a)	.44%	.44%
Net expenses	.44% (a)	.44%	.44%
Portfolio turnover	4%	24%	13%
Net assets, ending (in thousands)	$28,595	$23,300	$17,551

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005 #
Net asset value, beginning	$15.81	$15.42	$15.00
Income from investment operations
Net investment income	.55	.42	.08
Net realized and unrealized gain (loss)	.74	.40	.42
Total from investment operations	1.29	.82	.50
Distributions from
Net investment income	(.55)	(.42)	(.08)
Net realized gain	(.10)	(.01)	--
Total distributions	(.65)	(.43)	(.08)
Total increase (decrease) in net asset value	.64	.39	.42
Net asset value, ending	$16.45	$15.81	$15.42
Total return*	8.27%	5.40%	3.34%
Ratios to average net assets: A,B
Net investment income	3.55%	2.91%	1.69% (a)
Total expenses	1.35%	2.62%	9.04% (a)
Expenses before offsets	.44%	.87%	1.00% (a)
Net expenses	.44%	.87%	1.00% (a)
Portfolio turnover	11%	9%	4%
Net assets, ending (in thousands)	$12,265	$6,258	$1,968

See notes to financial statements.

Conservative Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$14.23	$14.45	$16.40
Income from investment operations
Net investment income	.14	.26	.41
Net realized and unrealized gain (loss)	.50	(.03)	(1.72)
Total from investment operations	.64	.23	(1.31)
Distributions from
Net investment income	(.14)	(.26)	(.41)
Net realized gain	--	(.19)	(.23)
Total distributions	(.14)	(.45)	(.64)
Total increase (decrease) in net asset value	.50	(.22)	(1.95)
Net asset value, ending	$14.73	$14.23	$14.45
Total return*	4.51%	2.05%	(8.28%)
Ratios to average net assets: A,B
Net investment income	1.88% (a)	1.99%	2.54%
Total expenses	1.73% (a)	1.88%	1.85%
Expenses before offsets	1.73% (a)	1.88%	1.85%
Net expenses	1.73% (a)	1.88%	1.85%
Portfolio turnover	4%	24%	13%
Net assets, ending (in thousands)	$7,324	$5,747	$4,408

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005#
Net asset value, beginning	$15.77	$15.40	$15.00
Income from investment operations
Net investment income	.31	.28	.03
Net realized and unrealized gain (loss)	.73	.38	.40
Total from investment operations	1.04	.66	.43
Distributions from
Net investment income	(.31)	(.28)	(.03)
Net realized gain	(.10)	(.01)	--
Total distributions	(.41)	(.29)	(.03)
Total increase (decrease) in net asset value	.63	.37	.40
Net asset value, ending	$16.40	$15.77	$15.40
Total return*	6.67%	4.28%	2.90%
Ratios to average net assets: A,B
Net investment income	1.99%	1.87%	.61% (a)
Total expenses	2.09%	3.42%	9.34% (a)
Expenses before offsets	2.00%	2.00%	2.00% (a)
Net expenses	2.00%	2.00%	2.00% (a)
Portfolio turnover	11%	9%	4%
Net assets, ending (in thousands)	$4,036	$2,314	$998

See notes to financial statements.

Moderate Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$13.94	$14.83	$18.30
Income from investment operations
Net investment income	.13	.23	.37
Net realized and unrealized gain (loss)	.80	(.51)	(3.17)
Total from investment operations	.93	(.28)	(2.80)
Distributions from
Net investment income	(.13)	(.22)	(.37)
Net realized gain	--	(.39)	(.30)
Total distributions	(.13)	(.61)	(.67)
Total increase (decrease) in net asset value	.80	(.89)	(3.47)
Net asset value, ending	$14.74	$13.94	$14.83
Total return*	6.70%	(.95%)	(15.82%)
Ratios to average net assets: A,B
Net investment income	1.86% (a)	1.85%	2.12%
Total expenses	.77% (a)	.83%	.71%
Expenses before offsets	.77% (a)	.80%	.71%
Net expenses	.77% (a)	.80%	.71%
Portfolio turnover	2%	25%	5%
Net assets, ending (in thousands)	$90,076	$77,805	$74,972

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005#
Net asset value, beginning	$16.81	$15.88	$15.00
Income from investment operations
Net investment income	.32	.18	.02
Net realized and unrealized gain (loss)	1.59	.92	.87
Total from investment operations	1.91	1.10	.89
Distributions from
Net investment income	(.32)	(.17)	(.01)
Net realized gain	(.10)	**	--
Total distributions	(.42)	(.17)	(.01)
Total increase (decrease) in net asset value	1.49	.93	.88
Net asset value, ending	$18.30	$16.81	$15.88
Total return*	11.46%	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	1.71%	1.08%	.43% (a)
Total expenses	.75%	1.12%	3.99% (a)
Expenses before offsets	.75%	.95%	1.00% (a)
Net expenses	.75%	.95%	1.00% (a)
Portfolio turnover	3%	5%	1%
Net assets, ending (in thousands)	$71,746	$33,279	$7,628

See notes to financial statements.

Moderate Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$13.79	$14.72	$18.16
Income from investment operations
Net investment income	.08	.13	.24
Net realized and unrealized gain (loss)	.77	(.52)	(3.14)
Total from investment operations	.85	(.39)	(2.90)
Distributions from
Net investment income	(.09)	(.15)	(.24)
Net realized gain	--	(.39)	(.30)
Total distributions	(.09)	(.54)	(.54)
Total increase (decrease) in net asset value	.76	(.93)	(3.44)
Net asset value, ending	$14.55	$13.79	$14.72
Total return*	6.22%	(1.79%)	(16.43%)
Ratios to average net assets: A,B
Net investment income	1.10% (a)	1.03%	1.38%
Total expenses	1.55% (a)	1.60%	1.48%
Expenses before offsets	1.55% (a)	1.60%	1.48%
Net expenses	1.55% (a)	1.60%	1.48%
Portfolio turnover	2%	25%	5%
Net assets, ending (in thousands)	$20,031	$17,582	$16,835

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005#
Net asset value, beginning	$16.69	$15.80	$15.00
Income from investment operations
Net investment income	.20	.05	(.02)
Net realized and unrealized gain (loss)	1.56	.91	.82
Total from investment operations	1.76	.96	.80
Distributions from
Net investment income	(.19)	(.07)	--
Net realized gain	(.10)	**	--
Total distributions	(.29)	(.07)	--
Total increase (decrease) in net asset value	1.47	.89	.80
Net asset value, ending	$18.16	$16.69	$15.80
Total return*	10.62%	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income (loss)	.97%	.07%	(.62%) (a)
Total expenses	1.50%	1.95%	5.22% (a)
Expenses before offsets	1.50%	1.94%	2.00% (a)
Net expenses	1.50%	1.94%	2.00% (a)
Portfolio turnover	3%	5%	1%
Net assets, ending (in thousands)	$17,564	$8,508	$2,200

See notes to financial statements.

Moderate Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009	2008 ###
Net asset value, beginning	$13.99	$14.88	$16.73
Income from investment operations
Net investment income	.17	.30	.13
Net realized and unrealized gain (loss)	.80	(.51)	(1.85)
Total from investment operations	.97	(.21)	(1.72)
Distributions from
Net investment income	(.17)	(.29)	(.13)
Net realized gain	--	(.39)	--
Total distributions	(.17)	(.68)	(.13)
Total increase (decrease) in net asset value	.80	(.89)	(1.85)
Net asset value, ending	$14.79	$13.99	$14.88
Total return*	6.95%	(.38%)	(10.34%)
Ratios to average net assets: A,B
Net investment income	2.06% (a)	2.45%	2.04% (a)
Total expenses	1.19% (a)	2.08%	20.84% (a)
Expenses before offsets	.23% (a)	.23%	.23% (a)
Net expenses	.23% (a)	.23%	.23% (a)
Portfolio turnover	2%	25%	4%
Net assets, ending (in thousands)	$1,802	$927	$960

See notes to financial statements.

Aggressive Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$13.03	$14.45	$19.00
Income from investment operations
Net investment income	.10	.15	.23
Net realized and unrealized gain (loss)	.94	(1.00)	(4.21)
Total from investment operations	1.04	(.85)	(3.98)
Distributions from
Net investment income	(.08)	(.12)	(.21)
Net realized gain	--	(.45)	(.36)
Total distributions	(.08)	(.57)	(.57)
Total increase (decrease) in net asset value	.96	(1.42)	(4.55)
Net asset value, ending	$13.99	$13.03	$14.45
Total return*	8.00%	(4.67%)	(21.59%)
Ratios to average net assets: A,B
Net investment income	1.50% (a)	1.35%	1.27%
Total expenses	.94% (a)	1.06%	.87%
Expenses before offsets	.43% (a)	.43%	.43%
Net expenses	.43% (a)	.43%	.43%
Portfolio turnover	2%	15%	4%
Net assets, ending (in thousands)	$51,412	$45,307	$43,632

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005##
Net asset value, beginning	$16.91	$15.62	$15.00
Income from investment operations
Net investment income	.22	.03	(.01)
Net realized and unrealized gain (loss)	2.16	1.31	.63
Total from investment operations	2.38	1.34	.62
Distributions from
Net investment income	(.21)	(.05)	--
Net realized gain	(.08)	--	--
Total distributions	(.29)	(.05)	--
Total increase (decrease) in net asset value	2.09	1.29	.62
Net asset value, ending	$19.00	$16.91	$15.62
Total return*	14.18%	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income (loss)	.96%	(.11%)	(.59%) (a)
Total expenses	.98%	2.08%	15.10% (a)
Expenses before offsets	.43%	.83%	1.00% (a)
Net expenses	.43%	.83%	1.00% (a)
Portfolio turnover	2%	9%	5%
Net assets, ending (in thousands)	$44,004	$15,170	$1,380

See notes to financial statements.

Aggressive Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$12.49	$14.02	$18.63
Income from investment operations
Net investment income (loss)	.02	(.01)	.02
Net realized and unrealized gain (loss)	.89	(.99)	(4.12)

Total from investment operations	.91	(1.00)	(4.10)
Distributions from
Net investment income	(.08)	(.08)	(.15)
Net realized gain	--	(.45)	(.36)
Total distributions	(.08)	(.53)	(.51)

Total increase (decrease) in net asset value	.83	(1.53)	(4.61)
Net asset value, ending	$13.32	$12.49	$14.02

Total return*	7.27%	(6.06%)	(22.62%)

Ratios to average net assets: A,B
Net investment income (loss)	.14% (a)	(.19%)	(.01%)

Total expenses	1.80% (a)	1.94%	1.72%

Expenses before offsets	1.80% (a)	1.92%	1.72%
Net expenses	1.80% (a)	1.92%	1.72%

Portfolio turnover	2%	15%	4%

Net assets, ending (in thousands)	$8,426	$7,445	$6,709

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005##
Net asset value, beginning	$16.74	$15.59	$15.00
Income from investment operations
Net investment income (loss)	**	(.11)	(.05)
Net realized and unrealized gain (loss)	2.09	1.27	.64
Total from investment operations	2.09	1.16	.59
Distributions from
Net investment income	(.12)	(.01)	--
Net realized gain	(.08)	--	--
Total distributions	(.20)	(.01)	--
Total increase (decrease) in net asset value	1.89	1.15	.59
Net asset value, ending	$18.63	$16.74	$15.59

Total return*	12.56%	7.43%	3.93%

Ratios to average net assets: A,B
Net investment income (loss)	(.32%)	(1.24%)	(1.63%) (a)

Total expenses	1.77%	3.04%	13.06% (a)

Expenses before offsets	1.77%	2.00%	2.00% (a)
Net expenses	1.77%	2.00%	2.00% (a)

Portfolio turnover	2%	9%	5%

Net assets, ending (in thousands)	$7,605	$3,240	$832

See notes to financial statements.

Aggressive Allocation Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009	2008 ###
Net asset value, beginning	$13.06	$14.46	$16.73
Income from investment operations
Net investment income	.11	.18	.03
Net realized and unrealized gain (loss)	.94	(.99)	(2.30)
Total from investment operations	1.05	(.81)	(2.27)
Distributions from
Net investment income	(.08)	(.14)	--
Net realized gain	--	(.45)	--
Total distributions	(.08)	(.59)	--
Total increase (decrease) in net asset value	.97	(1.40)	(2.27)
Net asset value, ending	$14.03	$13.06	$14.46
Total return*	8.06%	(4.41%)	(13.57%)
Ratios to average net assets: A,B
Net investment income	1.71% (a)	1.59%	.30% (a)
Total expenses	1,427.05% (a)	2,098.82%	1,924.45% (a)
Expenses before offsets	.23% (a)	.23%	.23% (a)
Net expenses	.23% (a)	.23%	.23% (a)
Portfolio turnover	2%	15%	2%
Net assets, ending (in thousands)	$1	$1	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a)Annualized.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From April 29, 2005 inception.

## From June 30, 2005 inception.

### From January 31, 2008 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 8, 2009, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Social Investment Fund and the Advisor with respect to each Fund.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, a variety of information relating to the Funds and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Trustees reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; comparative performance and fee information for each Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Fund; the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with management through Board of Trustees' meetings, discussions and other reports. The Board considered the Advisor's management style and its performance with the underlying Calvert funds in which the Funds invested and its experience with the Subadvisors of those underlying funds as well as its current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for each Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to each Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering each Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. With respect to the underlying Calvert funds in which the Funds invested, the Board also noted that it reviewed on a quarterly basis detailed information about each underlying Calvert fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Conservative Allocation Fund. For the one-year period ended June 30, 2009, the Fund's performance was below the median of its peer group. The Fund outperformed the median of its peer group for the three-year period. The Fund underperformed its Lipper index for the same one- and three-year periods. The Board took into account management's discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor's monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Moderate Allocation Fund. For the one- and three-year periods ended June 30, 2009, the Fund's performance was below the median of its peer group. The Fund underperformed its Lipper index for the one- and three-year periods ended June 30, 2009. The Board took into account management's discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor's monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund's performance.

Aggressive Allocation Fund. For the one- and three-year periods ended June 30, 2009, the Fund's performance was below the median of its peer group. The Fund underperformed its Lipper index for the one- and three-year periods ended June 30, 2009. The Board took into account management's discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. The Board noted the Advisor's continued monitoring of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund's performance.

In considering the Funds' fees and expenses, the Board noted that none of the Funds paid an advisory fee directly to the Advisor for performing advisory services but that each Fund incurred a proportional share of the expenses of the underlying Calvert funds in which it invested, including the advisory expenses of those underlying funds. The Board also noted that each Fund paid an independent third party a consulting fee to provide guidance to the Advisor on the allocation strategy for the Fund. The Board compared each Fund's total expense ratio with various comparative data for the funds in its peer group. This data, and the considerations of the Board with respect the Funds' fees and expenses, included the following:

Conservative Allocation Fund. The Fund's total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor.

Moderate Allocation Fund. The Fund's total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor.

Aggressive Allocation Fund. The Fund's total expenses (net of expense reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently reimbursing expenses of the Fund. The Board took into account the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor.

The Board reviewed the Advisor's profitability on a Fund-by-Fund basis. In reviewing the overall profitability of the Funds to the Advisor, the Board noted that none of the Funds paid an advisory fee to the Advisor but that the Advisor received advisory fees as advisor to the underlying Calvert funds in which the Funds invested. The Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board also considered whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Funds. The Board also noted that the Advisor had reimbursed expenses of the Funds. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Funds. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with each Fund was reasonable.

The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board noted that none of the Funds paid an advisory fee to the Advisor. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. However, the Board noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) with respect to the Aggressive Allocation Fund and the Moderate Allocation Fund, appropriate action is being taken with respect to those Funds' performance and, with respect to the Conservative Allocation Fund, the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (d) the Advisor is likely to execute its investment strategies consistently over time. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the best interests of each Fund and its shareholders.

To Open an Account
800-368-2748

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(24 hours, 7 days a week)
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Service for Existing Account
Shareholders: 800-368-2745
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Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Asset Allocation Funds

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND
By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer
Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer
Date: June 1, 2010

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer
Date: June 1, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: June 1, 2010